-----------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported) April 14, 2000


     ASSET BACKED SECURITIES CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2000, relating to the Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2).


                      ASSET BACKED SECURITIES CORPORATION
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                      333-64351               13-3320910
----------------------------      ----------------        ------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)


Eleven Madison Avenue                                           10010
New York, New York                                             ---------
--------------------------                                       (Zip Code)
Address of Principal
Executive Offices)


Registrant's telephone number, including area code (212) 325-2000
                                                   --------------

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Item 5.           Other Events.
----              ------------

     On March 31, 2000, Asset Backed Securities Corporation entered into a Pooling and Servicing Agreement dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), by and among Asset Backed Securities Corporation, as depositor, Bank One, National Association, as seller and servicer, HomeSide Lending Inc., as servicer and LaSalle Bank National Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.







Item 7.           Financial Statements, Pro Forma Financial
-------           -----------------------------------------
                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.       Pooling and Servicing Agreement







                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASSET BACKED SECURITIES CORPORATION



                                     By:   /s/ Kari Skilbred
                                           -----------------------
                                           Name:   Kari Skilbred
                                           Title:  Vice President




Dated:  April 14, 2000











                                 Exhibit Index

Exhibit                                                           Page

1.       Pooling and Servicing Agreement







                                                                 EXHIBIT 1


==============================================================================









                      ASSET BACKED SECURITIES CORPORATION
                                   Depositor


                        BANK ONE, NATIONAL ASSOCIATION
                              Seller and Servicer


                            HOMESIDE LENDING, INC.
                                   Servicer


                       LASALLE BANK NATIONAL ASSOCIATION
                                    Trustee





                   -----------------------------------------

                        POOLING AND SERVICING AGREEMENT
                           Dated as of March 1, 2000
                   -----------------------------------------



              BANK ONE MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2000-2





==============================================================================


                                                Table of Contents

                                                                                             Page
                                                                                             ----

                                                    ARTICLE I
                             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.01          Definitions......................................................3
         SECTION 1.02          Rules of Construction...........................................31

                                                   ARTICLE II
                            CONVEYANCE OF TRUST FUND; REPRESENTATIONS AND WARRANTIES

         SECTION 2.01          Conveyance of Trust Fund........................................32
         SECTION 2.02          Acceptance by Trustee...........................................35
         SECTION 2.03          Representations, Warranties, and Covenants of the Seller........36
         SECTION 2.04          Representations, Warranties, and Covenants of the Seller with respect to the Mortgage Loans...................................38
         SECTION 2.05          Issuance of Certificates........................................40
         SECTION 2.06          REMIC Provisions................................................41
         SECTION 2.07          Representations and Warranties of the Servicers.................45
         SECTION 2.08          Representations and Warranties of the Depositor.................46

                                                   ARTICLE III
                                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         SECTION 3.01          Servicer to Service Mortgage Loans..............................47
         SECTION 3.02          Sub-Servicing Agreements Between Servicer and Sub-Servicers;
                               Enforcement of Sub-Servicer's Obligations.......................49
         SECTION 3.03          Liability of the Servicer.......................................49
         SECTION 3.04          No Contractual Relationship Between Sub-Servicer and Trustee or
                               Certificateholders..............................................50
         SECTION 3.05          Collection of Mortgage Loan Payments............................50
         SECTION 3.06          Establishment of Collection Account; Deposit in Collection
                               Account.........................................................50
         SECTION 3.07          Permitted Withdrawals from the Collection Account...............51
         SECTION 3.08          Establishment of Escrow Account; Deposits in Escrow Account.....52
         SECTION 3.09          Permitted Withdrawals from Escrow Account.......................53
         SECTION 3.10          Payment of Taxes, Insurance, and Other Charges..................53
         SECTION 3.11          Transfer of Accounts............................................54
         SECTION 3.12          Year 2000 Compliance............................................54
         SECTION 3.13          Maintenance of the Primary Insurance Policies...................54
         SECTION 3.14          Maintenance of Standard Hazard Policies.........................54
         SECTION 3.15          Fidelity Bond and Errors and Omissions Insurance................55
         SECTION 3.16          Collections under Insurance Policies; Enforcement of
                               Due-On-Sale Clauses; Assumption Agreements......................56
         SECTION 3.17          Income and Realization from Defaulted Mortgage Loans............57
         SECTION 3.18          Trustee to Cooperate; Release of Mortgage Files.................58
         SECTION 3.19          Servicing Compensation, Compensating Interest, and
                               Reimbursement of Advances.......................................60
         SECTION 3.20          Annual Statement as to Compliance...............................60
         SECTION 3.21          Annual Independent Public Accountants' Servicing Report.........61
         SECTION 3.22          Access to Certain Documentation.................................61
         SECTION 3.23          Trustee to Act as Servicer......................................62
         SECTION 3.24          Servicer Not to Resign..........................................62

                                                   ARTICLE IV
                                  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

         SECTION 4.01          Distributions...................................................63
         SECTION 4.02          Distributions on REMIC I Regular Interests......................69
         SECTION 4.03          Statements to Certificateholders................................69
         SECTION 4.04          Remittance Reports; Advances....................................71
         SECTION 4.05          Allocation of Extraordinary Trust Fund Expenses and
                               Realized Losses.................................................72
         SECTION 4.06          Allocations of Losses to REMIC I Regular Interests..............75
         SECTION 4.07          Compliance with Withholding Requirements........................75
         SECTION 4.08          Prepayment Interest Shortfalls and Relief Act Shortfalls........76
         SECTION 4.09          Reserve Fund....................................................76

                                                    ARTICLE V
                                                THE CERTIFICATES

         SECTION 5.01          The Certificates................................................77
         SECTION 5.02          Registration of Transfer and Exchange of Certificates...........78
         SECTION 5.03          Mutilated, Destroyed, Lost, or Stolen Certificates..............84
         SECTION 5.04          Persons Considered Owners.......................................85
         SECTION 5.05          Access to List of Certificateholders' Names and Addresses.......85
         SECTION 5.06          Maintenance of Office or Agency.................................85
         SECTION 5.07          Book-Entry Certificates.........................................86
         SECTION 5.08          Notices to Clearing Agency......................................86
         SECTION 5.09          Definitive Certificates.........................................87

                                                   ARTICLE VI
                                   THE DEPOSITOR, THE SELLER, AND THE SERVICER

         SECTION 6.01          Liabilities of the Depositor, Seller, and the Servicer..........87
         SECTION 6.02          Merger or Consolidation of the Depositor, the Seller, or
                               the Servicer....................................................88
         SECTION 6.03          Limitation on Liability of the Depositor, the Servicer,
                               and Others......................................................89
         SECTION 6.04          Seller and Servicer May Own Certificates........................90

                                                   ARTICLE VII
                                                     DEFAULT

         SECTION 7.01          Events of Default...............................................90
         SECTION 7.02          Trustee to Act; Appointment of Successor........................92
         SECTION 7.03          Notification to Certificateholders..............................93
         SECTION 7.04          Waiver of Events of Default.....................................94

                                                  ARTICLE VIII
                                             CONCERNING THE TRUSTEE

         SECTION 8.01          Duties of Trustee...............................................94
         SECTION 8.02          Certain Matters Affecting the Trustee...........................96
         SECTION 8.03          Trustee Not Liable for Certificates or Mortgage Loans;
                               Indemnification of Trustee......................................97
         SECTION 8.04          Trustee May Own Certificates....................................97
         SECTION 8.05          Trustee's Compensation and Expenses.............................97
         SECTION 8.06          Eligibility Requirements for Trustee............................98
         SECTION 8.07          Resignation and Removal of Trustee; Successor Trustee...........98
         SECTION 8.08          Merger or Consolidation of Trustee..............................99
         SECTION 8.09          Appointment of Co-Trustee or Separate Trustee..................100
         SECTION 8.10          Office of the Trustee..........................................101
         SECTION 8.11          Tax Returns, 1934 Act Reporting, Other Data....................101

                                                   ARTICLE IX
                                                   TERMINATION

         SECTION 9.01          Termination upon Liquidation or Repurchase of all
                               Mortgage Loans.................................................102
         SECTION 9.02          Procedure Upon Optional or Other Final Termination.............102
         SECTION 9.03          Additional Termination Requirements............................103

                                                    ARTICLE X
                                            MISCELLANEOUS PROVISIONS

         SECTION 10.01         Amendment......................................................104
         SECTION 10.02         Recordation of Agreement; Counterparts.........................106
         SECTION 10.03         Governing Law..................................................106
         SECTION 10.04         Intention of Parties...........................................106
         SECTION 10.05         Notices........................................................108
         SECTION 10.06         Severability of Provisions.....................................110
         SECTION 10.07         Merger and Integration.........................................110
         SECTION 10.08         Limitation on Rights of Certificateholders.....................110
         SECTION 10.02         Certificates Nonassessable and Fully Paid......................111


EXHIBIT A-1 FORM OF CLASS A CERTIFICATE......................................................A1-1
EXHIBIT A-2 FORM OF CLASS 9AP CERTIFICATE....................................................A2-1
EXHIBIT A-3 FORM OF CLASS 9AX CERTIFICATE....................................................A3-1
EXHIBIT B FORM OF CLASS M CERTIFICATE.........................................................B-1
EXHIBIT C FORM OF CLASS B CERTIFICATE.........................................................C-1
EXHIBIT D FORM OF CLASS [R-I] AND [R-II] CERTIFICATE..........................................D-1
EXHIBIT E SCHEDULE OF MORTGAGE LOANS..........................................................E-1
EXHIBIT F-1 FORM OF INITIAL CERTIFICATION OF TRUSTEE.........................................F1-1
EXHIBIT F-2 FORM OF CERTIFICATION OF TRUSTEE.................................................F2-1
EXHIBIT G FORM OF REQUEST FOR RELEASE OF TRUSTEE MORTGAGE LOAN FILE...........................G-1
EXHIBIT H-1 FORM OF INVESTOR REPRESENTATION LETTER...........................................H1-1
EXHIBIT H-2 FORM OF TRANSFEROR REPRESENTATION LETTER.........................................H2-1
EXHIBIT I FORM OF RULE 144A INVESTMENT REPRESENTATION.........................................I-1
EXHIBIT J FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT...................................J-1
EXHIBIT K FORM OF TRANSFER CERTIFICATE........................................................K-1
EXHIBIT L MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES........................................L-1
EXHIBIT M DETERMINATION DATE SERVICER MORTGAGE LOAN FILE FORMAT...............................M-1


     This POOLING AND SERVICING AGREEMENT, dated as of March 1, 2000, among ASSET BACKED SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), BANK ONE, NATIONAL ASSOCIATION, a national banking association, as seller (in its capacity as seller, the "Seller") and a servicer, HOMESIDE LENDING, INC., a Florida corporation, as a servicer, and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee")

                               WITNESSETH THAT:

     The Depositor, the Servicer, the Seller, and the Trustee agree as follows.

                             PRELIMINARY STATEMENT

     The Depositor intends to sell to the Seller the Certificates, to be issued under this Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created under this Agreement.

     As provided in this Agreement, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and the segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and the latest possible maturity date for each of the REMIC I Regular Interests. None of the REMIC I Regular Interests will be certificated.


                                                             Initial
                                    REMIC I               Uncertificated         Latest Possible
       Designation              Remittance Rate              Balance              Maturity Date
------------------------    ----------------------    --------------------  ---------------------
LT-A-1                           Variable(1)              $120,141,000         March 15, 2030
LT-A-2                           Variable(1)              $152,653,000         March 15, 2030
LT-A-3                           Variable(1)               $90,915,000         March 15, 2030
LT-A-4                           Variable(1)              $176,766,000         March 15, 2030
LT-A-5                           Variable(1)               $69,100,000         March 15, 2030
LT-A-6                           Variable(1)              $199,188,000         March 15, 2030
LT-A-7                           Variable(1)               $54,542,000         March 15, 2030
LT-A-8                           Variable(1)              $232,098,000         March 15, 2030
LT-A-9                           6.625%                   $111,708,000         March 15, 2030
LT-PO-9                          0.0%(2)                      $641,226         March 15, 2030
LT-X-9                           Variable(3)                       (4)         March 15, 2030
LT-M1-9                          6.625%                    $34,817,000         March 15, 2030
LT-M2-9                          6.625%                    $16,821,000         March 15, 2030
LT-M3-9                          6.625%                    $12,519,000         March 15, 2030
LT-B1-9                          6.625%                    $16,638,000         March 15, 2030
LT-B2-9                          6.625%                     $7,720,000         March 15, 2030
LT-B3-9                          6.625%                     $7,720,248         March 15, 2030


----------------------------
(1) For REMIC I Regular Interest LT-A-1, REMIC I Regular Interest LT-A-2, REMIC I Regular Interest LT-A-3, REMIC I Regular Interest LT-A-4, REMIC I Regular Interest LT-A-5, REMIC I Regular Interest LT-A-6, REMIC I Regular Interest LT-A-7, and REMIC I Regular Interest LT-A-8 on any Distribution Date, the Weighted Average Net Mortgage Rate of its related Sub-Pool for the Distribution Date.

(2)    REMIC I Regular Interest LT-PO-9 does not accrue interest.

(3) For REMIC I Regular Interest LT-X-9 on any Distribution Date, the weighted average of the excess of the Net Mortgage Rate of each Mortgage Loan in Sub-Pool 9 as of the commencement of the related Due Period over 6.625% per annum.

(4) For any Distribution Date, REMIC I Regular Interest LT-X-9 will have a notional balance equal to the aggregate principal balance of the Sub-Pool 9 Mortgage Loans, initially $208,581,414.

     As provided in this Agreement, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and this segregated pool of assets as "REMIC II." The Class R-II Certificates will evidence the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Pass-Through Rate, the aggregate initial Certificate Principal Balance of the Certificates of a Class that make up a Certificate, and the latest possible maturity date for each of the Classes of Certificates representing "regular interests" in REMIC II.


                                   Pass-Through       Initial Certificate     Latest Possible Maturity
         Designation                   Rate            Principal Balance                Date
------------------------   -----------------------  ----------------------  ----------------------------
Class 1A                            Variable(1)            $120,141,000         March 15, 2030
Class 2A                            Variable(1)            $152,653,000         March 15, 2030
Class 3A                            Variable(1)             $90,915,000         March 15, 2030
Class 4A                            Variable(1)            $176,766,000         March 15, 2030
Class 5A                            Variable(1)             $69,100,000         March 15, 2030
Class 6A                            Variable(1)            $199,188,000         March 15, 2030
Class 7A                            Variable(1)             $54,542,000         March 15, 2030
Class 8A                            Variable(1)            $232,098,000         March 15, 2030
Class 9A1                           6.625%                  $46,364,000         March 15, 2030
Class 9A2                           6.625%                  $61,344,000         March 15, 2030
Class 9A3                           6.625%                   $4,000,000         March 15, 2030
Class 9AP                           0.0%(2)                    $641,226         March 15, 2030
Class 9AX                           Variable(3)                     (4)         March 15, 2030
Class M-1                           Variable(5)             $34,817,000         March 15, 2030
Class M-2                           Variable(5)             $16,821,000         March 15, 2030
Class M-3                           Variable(5)             $12,519,000         March 15, 2030
Class B-1                           Variable(5)             $16,638,000         March 15, 2030
Class B-2                           Variable(5)              $7,720,000         March 15, 2030
Class B-3                           Variable(5)              $7,720,248         March 15, 2030


---------------------------
(1) For Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, and Class 8A, the Weighted Average Net Mortgage Rate of its related Sub-Pool for the Distribution Date.

(2)    The Class 9AP Certificates do not bear interest.

(3) For Class 9AX on any Distribution Date, the excess of the Weighted Average Net Mortgage Rate of Sub-Pool 9 as of the commencement of the related Due Period over 6.625% per annum.

(4) For any Distribution Date, Class 9AX will have a Certificate Principal Balance equal to the aggregate principal balance of the Sub-Pool 9 Mortgage Loans, initially $208,581,414.

(5) The Class M-1, M-2, M-3, B-1, B-2, and B-3 Certificates will each be comprised of the following components, each of which shall be a separate REMIC regular interest for federal income tax purposes: (1) Component M1, M2, M3, B1, B2, and B3, respectively, each having an initial principal balance equal to the principal balances of REMIC I Regular Interests LT-M1-9, LT-M2-9, LT-M3-9, LT-B1-9, LT-B2-9, and LT-B3-9, respectively, and bearing interest at a rate equal to the Lowest Net WAC, and (2) Component M1-9, M2-9, M3-9, B1-9, B2-9, and B3-9, respectively, each having a notional principal balance equal to the principal balance of REMIC I Regular Interest LT-M1-9, LT-M2-9, LT-M3-9, LT-B1-9, LT-B2-9, and LT-B3-9, respectively, and bearing interest at a rate equal to the excess of 6.625% over the Lowest Net WAC.

     "Lowest Net WAC": from among the Weighted Average Net Mortgage Rates for each of Sub-Pool 1, Sub-Pool 2, Sub-Pool 3, Sub-Pool 4, Sub-Pool 5, Sub-Pool 6, Sub-Pool 7, and Sub-Pool 8, the lowest of those Weighted Average Net Mortgage Rates and 6.625%.

     All agreements made by the Depositor in this Agreement are for the benefit and security of the Certificateholders. The aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date is $1,303,987,475.

     The parties intend to effect an absolute sale and assignment of the Mortgage Loans to the Depositor and then to the Trustee for the benefit of Certificateholders under the Mortgage Loan Purchase Agreement and this Agreement. However, the Seller and the Depositor will absolutely assign, and as a precautionary matter, grant a security interest in its rights in the Trust Fund and the Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders in the Mortgage Loans is fully protected.

                                   ARTICLE I
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01 Definitions.

     Unless the context requires a different meaning, capitalized terms are used in this Agreement as defined below.

     "Accrual Period End": The last day of the month in which either the Certificate Principal Balances of the Class 9A1 and 9A2 Certificates have been reduced to zero or the Certificate Principal Balances of all of the Subordinate Certificates have been reduced to zero, whichever occurs first.

     "Advance": A Monthly P&I Advance or a Servicing Advance.

     "Adverse REMIC Event": As defined in Section 2.06(e).

     "Agreement": This Pooling and Servicing Agreement.

     "Appraised Value": The appraised value of the Mortgaged Property based on the appraisal made for the originator at the time of the origination of the related Mortgage Loan.

     "Available Distribution Amount": For any Distribution Date, an amount equal to the excess of

(1)  the sum of

     (a) the aggregate of the amounts relating to the Mortgage Loans on deposit in the Collection Account and Distribution Account as of the close of business on the related Determination Date,

     (b) the aggregate of any amounts received on a related REO Property withdrawn from the Collection Account and deposited in the Distribution Account for the Distribution Date pursuant to Section 3.17,

     (c) the aggregate of any payments as compensating interest by the Servicer for the Distribution Date pursuant to Section 3.19 deposited in the Distribution Account by the Servicer, and

     (d) the aggregate of any Monthly P&I Advances made by the Servicers for the Mortgage Loans for the Distribution Date pursuant to Section 4.04(b),

over

(2) the sum of the portion of the amount described in clause (1)(a) of this definition that represents

     (i) scheduled monthly payments of principal and interest on the Mortgage Loans received from a Mortgagor by the Determination Date but due during any Due Period after the related Due Period,

     (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with the Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period after the related Prepayment Period),

     (iii) Liquidation Proceeds and Insurance Proceeds received on the Mortgage Loans after the related Prepayment Period,

     (iv) amounts reimbursable or payable to the Depositor, the Servicer, the Trustee, or the Seller pursuant to Section 3.07 or otherwise payable for Extraordinary Trust Fund Expenses, and

     (v) amounts deposited in the Collection Account or the Distribution Account, as the case may be, in error.

     "Book-Entry Certificates": Certificates evidencing a beneficial interest in the Trust Fund, ownership and transfers of which shall be made through book entries, as described in Section 5.07.

     "Business Day": Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York or the state in which the Servicers or the Corporate Trust Office are located are authorized or obligated by law or executive order to be closed.

     "Certificate": Any one of the Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2, Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, Class 8A, Class 9A1, Class 9A2, Class 9A3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R-I, and Class R-II, issued under this Agreement.

     "Certificate Group": Any of Certificate Group 1, Certificate Group 2, Certificate Group 3, Certificate Group 4, Certificate Group 5, Certificate Group 6, Certificate Group 7, Certificate Group 8, or Certificate Group 9.

     "Certificate Group 1": The Class 1A Certificates. For Certificate Group 1, Sub-Pool 1 is referred to as the related Sub-Pool and the Mortgage Loans in Sub-Pool 1 are referred to as the related Mortgage Loans. For Sub-Pool 1, Certificate Group 1 is referred to as the related Certificate Group and the Certificates in Certificate Groups are referred to as the related Certificates.

     "Certificate Group 2": The Class 2A Certificates. For Certificate Group 2, Sub-Pool 2 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 2, Certificate Group 2 is referred to as the related Certificate Group and the Certificates in Certificate Groups are referred to as the related Certificates.

     "Certificate Group 3": The Class 3A Certificates. For Certificate Group 3, Sub-Pool 3 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 3, Certificate Group 3 is referred to as the related Certificate Group and the Certificates in Certificate Groups are referred to as the related Certificates.

     "Certificate Group 4": The Class 4A Certificates. For Certificate Group 4, Sub-Pool 4 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 4, Certificate Group 4 is referred to as the related Certificate Group and the Certificates in Certificate Groups are referred to as the related Certificates.

     "Certificate Group 5": The Class 5A Certificates. For Certificate Group 5, Sub-Pool 5 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 5, Certificate Group 5 is referred to as the related Certificate Group and the Certificates in Certificate Groups are referred to as the related Certificates.

     "Certificate Group 6": The Class 6A Certificates. For Certificate Group 6, Sub-Pool 6 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 6, Certificate Group 6 is referred to as the related Certificate Group and the Certificates in Certificate Groups are referred to as the related Certificates.

     "Certificate Group 7": The Class 7A Certificates. For Certificate Group 7, Sub-Pool 7 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 7, Certificate Group 7 is referred to as the related Certificate Group and the Certificates in Certificate Groups are referred to as the related Certificates.

     "Certificate Group 8": The Class 8A Certificates. For Certificate Group 8, Sub-Pool 8 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 8, Certificate Group 8 is referred to as the related Certificate Group and the Certificates in Certificate Groups are referred to as the related Certificates.

     "Certificate Group 9": The Class 9A1, Class 9A2, Class 9A3, Class 9AP, Class 9AX, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates and Components M1, M2, M3, B1, B2, B3, M1-9, M2-9, M3-9, B1-9, B2-9, and B3-9. For Certificate Group 9, Sub-Pool 9 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 9, Certificate Group 9 is referred to as the related Certificate Group and the Certificates and Components in Certificate Groups are referred to as the related Certificates and Components.

     "Certificate Principal Balance": For each Senior, Subordinate, Class 9AP, and Class 9AX Certificate as of any date of determination, initially the amount stated on its face, and then its Certificate Principal Balance after reduction for all distributions of principal and allocations of Realized Losses and Extraordinary Trust Fund Expenses on the Distribution Dates before the date of determination, and for the Class 9A3 Certificates, after increasing their Certificate Principal Balances on each Distribution Date before the Accrual Period End by an amount equal to the Interest Accrual Amount.

     "Certificate Register": The register maintained pursuant to Section
5.02(a).

     "Certificateholder": The person in whose name a Certificate is registered in the Certificate Register.

     "Class": Collectively, all of the Certificates bearing the same class designation.

     "Class A Certificate": Any one of the Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, Class 8A, Class 9A1, Class 9A2, and Class 9A3 Certificates executed by the Trustee and authenticated and delivered by the Certificate Registrar substantially in the form of Exhibit A.

     "Class 1A Certificate": Any one of the Class 1A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-1.

     "Class 2A Certificate": Any one of the Class 2A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-1.

     "Class 3A Certificate": Any one of the Class 3A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-1.

     "Class 4A Certificate": Any one of the Class 4A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-1.

     "Class 5A Certificate": Any one of the Class 5A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-1.

     "Class 6A Certificate": Any one of the Class 6A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-1.

     "Class 7A Certificate": Any one of the Class 7A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-1.

     "Class 8A Certificate": Any one of the Class 8A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-1.

     "Class 9A1 Certificate": Any one of the Class 9A1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-1.

     "Class 9A2 Certificate": Any one of the Class 9A2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-1.

     "Class 9A3 Certificate": Any one of the Class 9A3 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-1.

     "Class 9AP Certificate": Any one of the Class 9AP Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-3.

     "Class 9AX Certificate": Any one of the Class 9AX Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit A-2.

     "Class B Certificate": Any one of the Class B-1, Class B-2, or Class B-3 Certificates.

     "Class B-1 Certificate": Any one of the Class B-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit C.

     "Class B-2 Certificate": Any one of the Class B-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit C.

     "Class B-3 Certificate": Any one of the Class B-3 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit C.

     "Class M Certificate": Any one of the Class M-1, Class M-2, or Class M-3 Certificates.

     "Class M-1 Certificate": Any one of the Class M-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit B.

     "Class M-2 Certificate": Any one of the Class M-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit B.

     "Class M-3 Certificate": Any one of the Class M-3 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit B.

     "Class R-I Certificate": Any one of the Certificates with a "Class R-I" designation on its face, executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit D.

     "Class R-II Certificate": Any one of the Certificates with a "Class R-II" designation on its face, executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form of Exhibit D.

     "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

     "Closing Date": March 31, 2000.

     "Code": The Internal Revenue Code of 1986.

     "Collection Account": The Eligible Accounts created and maintained by the Servicers pursuant to Section 3.06.

     "Component": Each of the Components referred to in footnote 5 to the table of designations for REMIC II in the Preliminary Statement.

     "Component Balance": As of any date of determination, initially the initial Component Balance of the Component as stated in the Preliminary Statement, and then the Component Balance of the Component after all reduction for distributions and allocations of principal, Realized Losses, and Extraordinary Trust Fund Expenses on the Distribution Dates before the date of determination.

     "Component Notional Amount": For any IO Component, the hypothetical or notional principal amount on which the Component accrues interest. The Component Notional Amount of any IO Component as of any date of determination is equal to the Uncertificated Balance of the Corresponding Class REMIC I Regular Interest as of the date.

     "Corporate Trust Office": The designated office of the Trustee in the State of Illinois at which at any particular time its corporate trust business is being administered, which at the date of this Agreement is located at LaSalle Bank National Association, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attn: Asset-Backed Securities Trust Services Group [Bank One 2000-2].

     "Corresponding Class": For each of the following REMIC I Regular Interests, the indicated Class:

  Corresponding Class              REMIC I Regular Interest
-------------------------    -----------------------------------
Class 1A                                 LT-A-1
Class 2A                                 LT-A-2
Class 3A                                 LT-A-3
Class 4A                                 LT-A-4
Class 5A                                 LT-A-5
Class 6A                                 LT-A-6
Class 7A                                 LT-A-7
Class 8A                                 LT-A-8
Class 9A1, 9A2, and 9A3                  LT-A-9
Class 9AP                                LT-PO-9
Class 9AX                                LT-X-9
Class M-1                                LT-M1-9
Class M-2                                LT-M2-9
Class M-3                                LT-M3-9
Class B-1                                LT-B1-9
Class B-2                                LT-B2-9
Class B-3                                LT-B3-9

     "Cut-off Date": March 1, 2000.

     "Debt Service Reduction": For any Mortgage Loan, a reduction in its scheduled monthly payment by a court of competent jurisdiction in a proceeding under the United States Bankruptcy Code, except a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

     "Deficient Valuation": For any Mortgage Loan, a valuation by a court of competent jurisdiction in a proceeding under the United States Bankruptcy Code in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal.

     "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan pursuant to Section 2.01, 2.02, 2.03, or 2.04.

     "Depositor": Asset Backed Securities Corporation, a Delaware corporation, or its successor in interest.

     "Determination Date": The 10th day of each month or if that is not a Business Day, the preceding Business Day. Each Determination Date is related to the Distribution Date in the same month.

     "Disqualified Organization": Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following:

     o the United States, any State or political subdivision of the United States, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by the governmental unit);

     o a foreign government, any international organization, or any agency or instrumentality of any of the foregoing;

     o any organization (other than certain farmers' cooperatives described in Section 521 of the Code) that is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income); and

     o rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code.

A Disqualified Organization also includes any "electing large partnership" as defined in Section 775(a) of the Code and any other person so designated by the Trustee based on an Opinion of Counsel that the holding of an ownership interest in a Residual Certificate by the person may cause either Trust REMIC or any person having an ownership interest in any Class of Certificates (other than that person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to the person. The terms "United States," "State," and "international organization" have the meanings given to them in
Section 7701 of the Code.

     "Distribution Account": The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.01, in the name of the Trustee for the benefit of the Certificateholders for deposit of payments and collections on the Mortgage Loans pursuant to Section 4.01.

     "Distribution Date": The 15th day of each month or, if that is not a Business Day, the succeeding Business Day, beginning in April 2000.

     "DTC": The Depository Trust Company.

     "Due Date": The first day of the calendar month in which the related Distribution Date occurs.

     "Due Period": For any Distribution Date, the period from the second day of the calendar month preceding the calendar month in which the Distribution Date occurs through the first day of the calendar month in which the Distribution Date occurs.

     "Eligible Account": Either

     o an account or accounts maintained with a federal or state-chartered depository institution or trust company (which may be the Servicer or an affiliate of the Servicer or which may be the Trustee or an affiliate of the Trustee) the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of the holding company) are rated not lower than A-1 in the case of S&P and A-1+ in the case of Fitch;

     o an account the deposits in which are fully insured by the FDIC, or the deposits in which are maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agencies) the applicable Certificateholders have a claim on the funds in the account, or a perfected first priority security interest against any Eligible Investments held as collateral securing the funds, that is superior to claims of any other depositors or creditors of the depository institution or trust company with which the account is maintained;

     o a trust account maintained with the Trustee or the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity, but any state chartered depository institution might be subject to regulation regarding funds on deposit substantially similar to 12 C.F.R. Section 8.10(b); or

     o  any account maintained at any Federal Home Loan Bank.

     "Eligible Investments": At any time, any one or more of the following:

     (i) obligations of the United States or obligations of any of its agencies backed by the full faith and credit of the United States;

     (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term rating of S&P and Fitch, and will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency;

     (iii) commercial paper (having original maturities of not more than 270 days) that is then rated in the highest commercial paper rating category of S&P and Fitch, and will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency;

     (iv) certificates of deposit, demand or time deposits, federal funds, or bankers' acceptances (in each case having maturities of not more than 365 days) issued by any depository institution or trust company incorporated under the laws of the United States or of any state of the United States and subject to supervision and examination by federal or state banking authorities if the commercial paper or long-term debt obligations of the depository institution or trust company (or in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper or long-term debt obligations of the holding company) are then rated in the highest rating category of S&P and Fitch, and will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency, and, in the case of short-term debt obligations which have maturities of 30 days or less, a rating of A-1 by S&P, and a rating of A-1+ by Fitch;

     (v) demand or time deposits or certificates of deposit issued by (a) any Federal Home Loan Bank or (b) any bank or trust company or savings association that is rated at least "A" by Fitch that has combined capital, surplus, and undistributed profits of not less than $50 million and is fully insured by the FDIC;

     (vi) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state of the United States which, at the time of the investment or contractual commitment for the investment, are then rated in the highest rating category of S&P and Fitch or in any lower rating category that will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency; and

     (vii) units of taxable money-market portfolios rated in the highest rating category by S&P and Fitch and not restricted to obligations issued or guaranteed by any agency or instrumentality of the United States or entities whose obligations are backed by the full faith and credit of the United States and repurchase agreements collateralized by the obligations.

(A) The obligation or security must be held for a temporary period pursuant to Treasury regulation Section 1.860G-2(g)(1), and (B) Eligible Investments shall include only obligations or securities that are payable on demand or mature on or before the (i) Business Day before the next Distribution Date for amounts on deposit in the Distribution Account and (ii) the second Business Day before the next Distribution Date for amounts on deposit in the Collection Account. In addition, no Eligible Investment that has a penalty for early withdrawal will be used unless its maturity is by the Business Day before the next Distribution Date.

     "Escrow Account": As defined in Section 3.08.

     "Escrow Payments": The amounts for ground rents, taxes, assessments, water rates, Standard Hazard Policy premiums, and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to a Mortgage Loan.

     "Event of Default": As defined in Section 7.01.

     "Extraordinary Trust Fund Expenses": Any amounts reimbursable to the Servicer pursuant to Section 6.03, any amounts payable from the Distribution Account for taxes pursuant to Section 2.06(f), any amounts reimbursable to the Trustee by the Trust Fund pursuant to the indemnification from the Trust Fund in Section 8.03, and any other costs borne by the Trust Fund (exclusive of any cost that is specific to a particular Mortgage Loan or REO Property and is taken into account in calculating its Realized Loss) for which the Trust Fund has not and, in the reasonable good faith judgment of the Trustee, will not obtain reimbursement from any other person.

     "Fannie Mae": The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

     "Final Recovery Determination": A determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, proceeds, net of expenses, from any REO Property, and other payments and recoveries that the Servicer expects to be finally recoverable from the sale or other disposition of any defaulted Mortgage Loan or REO Property.

     "Fitch": Fitch-IBCA, Inc., or any successor thereto.

     "Freddie Mac": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     "Holder": A Certificateholder.

     "Insurance Proceeds": Amounts paid pursuant to any insurance policy with respect to a Mortgage Loan that have not been used to restore the related property.

     "Interest Accrual Amount": For any Distribution Date before the Accrual Period End, an amount equal to the lesser of (i) one month's interest at the Pass-Through Rate for the Class 9A3 Certificates for the Distribution Date, accrued on their Class Certificate Principal Balance outstanding before the Distribution Date, for the related Interest Accrual Period, reduced by the allocable share for Class 9A3 of Prepayment Interest Shortfalls and Relief Act Interest Shortfalls and (ii) the then-current Certificate Principal Balance of the Class 9A2 Certificates taking into account principal distributions to that Class under Section 4.01(a)(3)(i) on the Distribution Date.

     "Interest Accrual Period": For any Distribution Date, the calendar month preceding the Distribution Date.

     "Interest Distribution Amount": For any Class of Certificates (other than the Class 9AP, Class R-I, and Class R-II Certificates and the Class 9A3 Certificates before the Accrual Period End) for any Distribution Date: (i) accrued interest for the related Interest Accrual Period increased by (ii) the excess of the Interest Distribution Amount for the Class for the preceding Distribution Date over the aggregate distributions of interest made on the Class on the preceding Distribution Date reduced by (iii) the allocable share for the Class of Prepayment Interest Shortfalls and Relief Act Interest Shortfalls. The accrued interest for any Class of Certificates entitled to interest on a Distribution Date is one month's interest at the Pass-Through Rate for the Class of Certificates for the Distribution Date, accrued on the related Class Certificate Principal Balance outstanding before the Distribution Date. For each Class of the Subordinate Certificates, accrued interest for a Distribution Date is the sum of the accrued interest on the Class for the Distribution Date plus one month's interest at the applicable Pass-Through Rate accrued on the related Component Notional Amount for the Distribution Date of the IO Component evidenced by the Class of Certificates.

     "IO Components": Components M1-9, M2-9, M3-9, B1-9, B2-9, and B3-9.

     "Liquidation Event": For a Mortgage Loan, liquidation through deed in lieu of foreclosure, sale in foreclosure, trustee's sale, or other realization under local real property law and any security agreements, or receipt of payment under related private mortgage insurance or hazard insurance or from any public or governmental authority for a taking or condemnation of the property. REO Property shall not be treated as if a Liquidation Event has occurred until it has been finally liquidated.

     "Liquidation Proceeds": Amounts other than Insurance Proceeds received in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property.

     "Loan-to-Value Ratio": As of any date, a fraction whose numerator is the Principal Balance of the related Mortgage Loan at the date of determination and whose denominator is the Appraised Value of the related Mortgaged Property or, if less, the purchase price of the Mortgaged Property paid by the Mortgagor if it was not a refinancing loan by the Mortgagor.

     "MERS": Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor to it.

     "MERS(R) System": The books and records of MERS reflecting the recording of transfers of Mortgages electronically maintained by MERS.

     "MIN": The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

     "Monthly P&I Advance": The aggregate of the advances made by the Servicer with respect to a particular Distribution Date pursuant to Section 4.04.

     "Mortgage": The mortgage, deed of trust, or other instrument creating a first lien on a fee simple or leasehold estate in real property securing a Mortgage Note.

     "Mortgage File": For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

     "Mortgage Loan": Each of the mortgage loans transferred to the Trustee pursuant to this Agreement and held as a part of the Trust Fund, evidenced by a Mortgage Note, and secured by a Mortgage. The mortgage loans so held are identified in the Mortgage Loan Schedule, as amended from time to time, other than Deleted Mortgage Loans after they have been deleted and mortgage loans related to REO Property after it has become REO Property.

     "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement dated as of March 1, 2000 between the Depositor and the Seller, pursuant to which the Depositor purchased the Mortgage Loans from the Seller.

     "Mortgage Loan Schedule": The list of Mortgage Loans in Exhibit E transferred to the Trustee as part of the Trust Fund subject to this Agreement (as amended by the Servicer to reflect the addition of Replacement Mortgage Loans, the deletion of Deleted Mortgage Loans, and the deletion of the Mortgage Loans related to Mortgaged Properties that have become REO Properties), with the following information for each Mortgage Loan:

     (i) whether the Mortgage Loan is in Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7, Group 8, or Group 9;

     (ii)   the loan number;

     (iii)  the city, state, and zip code for the Mortgaged Property;

     (iv)   the original term to maturity;

     (v)    the remaining term to maturity as of the Cut-off Date;

     (vi)   the original principal balance;

     (vii)  the Principal Balance as of the Cut-off Date;

     (viii) the Mortgage Rate;

     (ix)   the Servicing Fee Rate;

     (x)    the first Due Date;

     (xi)   the scheduled monthly payment in effect as of the Cut-off Date;

     (xii)  the Loan-to-Value Ratio at origination;

     (xiii) the Appraised Value of the Mortgaged Property;

     (xiv) a code indicating whether the Mortgaged Property is either (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

     (xv) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied;

     (xvi)  the purpose for which the financing was made; and

     (xvii) whether the Mortgage Loan is serviced by HomeSide Lending, Inc. or by Bank One, National Association

The schedule shall also state the total of the amounts described under (vi) above for all of the Mortgage Loans. The schedule may be in the form of more than one list collectively including all of the information required, and shall be in a computer-readable format acceptable to the Trustee.

     "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan, including a lost note affidavit with a copy of the related note.

     "Mortgage Rate": The annual rate of interest borne by a Mortgage Note, stated in the related Mortgage Note.

     "Mortgaged Property": The underlying property securing a Mortgage Loan.

     "Mortgagor": Each obligor on a Mortgage Note.

     "Net Liquidation Proceeds": For any Mortgage Loan that has incurred a Liquidation Event, Liquidation Proceeds net of liquidation expenses that are customary and reasonable "out of pocket" expenses incurred by the Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Servicer (or the related Sub-Servicer) under a primary mortgage insurance policy for reasons other than the Servicer's failure to comply with Section 3.13 and a servicing fee equal to two percent of the Liquidation Proceeds of the REO Property as of the date of the liquidation.

     "Net Mortgage Rate": As to each Mortgage Loan, a rate per annum equal to the Mortgage Rate minus the retained servicing fee rate for the Mortgage Loan in the Mortgage Loan Schedule.

     "1933 Act": The Securities Act of 1933.

     "1934 Act": The Securities Exchange Act of 1934.

     "Non-PO Percentage": For each Mortgage Loan, 100% minus the related PO Percentage.

     "Nonrecoverable Advance": Any Advance previously made or proposed to be made on a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, as evidenced by an Officers' Certificate, will not or, in the case of a proposed Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, or Liquidation Proceeds on the Mortgage Loan or REO Property.

     "Officers' Certificate": For the initial Trustee, a certificate signed by a Responsible Officer. Otherwise, a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, a Group President, an Executive Vice President, a Senior Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, and by the Treasurer, the Secretary, or one of the Assistant Vice Presidents, Assistant Treasurers, or Assistant Secretaries.

     "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Depositor or the Servicer, reasonably acceptable to the Trustee. With respect to any opinion dealing with the definition of Eligible Account in this
Article I, Sections 2.04, or 6.04 or with the qualification of a REMIC or compliance with the REMIC Provisions, counsel must (i) in fact be independent of the Depositor and the Servicer, (ii) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either of them, and
(iii) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions.

     "Pass-Through Rate": For each Class of REMIC II Regular Certificate, the rate specified in the table of REMIC II Pass-Through Rates (and its footnotes) in the Preliminary Statement.

     "Percentage Interest": For a REMIC II Regular Certificate, the fractional undivided ownership in the Class evidenced by the Certificate whose numerator is the initial Certificate Principal Balance represented by the Certificate and whose denominator is the aggregate initial Certificate Principal Balance of all of the Certificates of the Class.

     "PO Percentage": For each Mortgage Loan, zero if the Mortgage Loan is in any Sub-Pool other than Sub-Pool 9 or if the Net Mortgage Rate for the Mortgage Loan is greater than or equal to 6.625%, otherwise a fraction whose numerator is the excess of 6.625% over the Net Mortgage Rate for the Mortgage Loan, and whose denominator is 6.625%.

     "PO Principal Distribution Amount": For each Distribution Date and for Certificate Group 9, the sum of

  (x) for each related Mortgage Loan, the related PO Percentage of all scheduled payments of principal due on it during the related Due Period, whether or not received, and the related PO Percentage of the principal portion of any unscheduled net collections (other than amounts described in clauses (y) or (z)) received on it during the related Prepayment Period, including proceeds from a repurchase of the Mortgage Loan, Insurance Proceeds, and Liquidation Proceeds,

  (y) for each related Mortgage Loan, the related PO Percentage of each voluntary prepayment of principal received on it during the related Prepayment Period, and

  (z) with respect to the principal portion of any net Liquidation Proceeds received during the related Prepayment Period in connection with the final liquidation of a related Mortgage Loan during the Prepayment Period,

      (I) unless the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero, the related PO Percentage of the Principal Balance of the Mortgage Loan at the time of the Final Recovery Determination or

      (II) if the Certificate Principal Balance of the Subordinate Certificates have been reduced to zero, the related PO Percentage of all amounts collected in connection with the Final Recovery Determination.

     "Prepayment Interest Shortfall": For any Distribution Date, the sum of the amounts for each Mortgage Loan that was the subject of a Principal Prepayment by the Mortgagor during the related Prepayment Period equal to interest shortfalls resulting from Principal Prepayments by the Mortgagor during the related Prepayment Period to the extent they exceed the sum of the Servicing Fee to which the Servicer is entitled on the Distribution Date and any other servicing compensation to which the Servicer may be entitled pursuant to Section 3.19 of this Agreement on Distribution Date. The interest shortfalls on a Mortgage Loan are the excess of one month's interest at the Net Mortgage Rate on the Principal Balance of the Mortgage Loan before taking into account the Principal Prepayment over the amount of interest paid by the Mortgagor for the Prepayment Period.

     "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the month in which the Distribution Date occurs.

     "Principal Balance": For any Mortgage Loan as of any date of determination, the excess of the principal balance of the Mortgage Loan remaining to be paid by the Mortgagor as of the Cut-off Date after deduction of all payments due by the Cut-off Date, over the sum of

          (i) all amounts previously received by the Servicer as principal on the Mortgage Loan due on a Due Date occurring after the Cut-off Date, other than amounts representing payments due on the Mortgage Loan by the Cut-off Date;

          (ii) all Net Liquidation Proceeds and Insurance Proceeds allocated to principal;

          (iii) all amounts allocable to the principal of the Mortgage Loan previously paid by the Servicer as part of an Advance, in each case that were distributed to Certificateholders pursuant to Section 4.03; and

          (iv) all Realized Losses on the Mortgage Loan allocated to Certificateholders on any previous Distribution Date.

In the case of a Replacement Mortgage Loan, "Principal Balance" means, at any time of determination, the principal balance of the Replacement Mortgage Loan on the date of substitution after deduction of all payments due by the Due Date in the month of substitution, reduced by the sums described in (i) through (iv) above after the Due Date.

     "Principal Prepayment": Any principal on a Mortgage Loan received from the applicable Mortgagor in advance of its scheduled Due Date and not accompanied by interest at its scheduled rate through the end of the related Interest Accrual Period.

     "Priority Pool": For any Distribution Date, each Sub-Pool (other than Sub-Pool 9) whose aggregate Certificate Principal Balance of its related Senior Certificates before the Distribution Date exceeds the aggregate Principal Balances for the Distribution Date of the related Mortgage Loans.

     "Purchase Price": For any Mortgage Loan required to be purchased by the Seller or Servicer pursuant to Section 2.01, 2.02, 2.04, or 3.10 the sum of
(i) 100% of the Principal Balance of the Mortgage Loan on the date of the purchase, (ii) accrued and unpaid interest to the next Due Date on the Mortgage Loan at a rate equal to the Net Mortgage Rate, and (iii) the amount of any unreimbursed Advances and other advances made by the Servicer with respect to the Mortgage Loan and reimbursable to the Servicer under this Agreement. If the Servicer so chooses, the Purchase Price for any Mortgage Loan purchased by the Servicer may be net of advances that would otherwise be reimbursable to the Servicer, and the Servicer shall have no further entitlement to reimbursement for those advances. The Servicer or Seller, as applicable, shall deliver to the Trustee an Officers' Certificate as to the calculation of the Purchase Price of any Mortgage Loan required or allowed to be purchased.

     "QIB": a "qualified institutional buyer," as defined in Rule 144A under the 33Act.

     "Rating Agency": S&P and Fitch and any successor to either of them.

     "Realized Loss": An amount determined by the Servicer and evidenced by an Officers' Certificate delivered to the Trustee, in connection with any Mortgage Loan equal to

     o for any Mortgage Loan that has had a Final Recovery Determination, the excess of its Principal Balance plus interest at a rate equal to the applicable Net Mortgage Rate from the Due Date as to which interest was last paid up to the first Due Date after the liquidation over any proceeds received in connection with the liquidation, after application of all withdrawals permitted to be made by the Servicer from the related Collection Account for the Mortgage Loan,

     o for any Mortgage Loan that has become the subject of a Deficient Valuation, the excess of the Principal Balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation,

     o for any Mortgage Loan that has become the subject of a Debt Service Reduction, the present value of all monthly Debt Service Reductions on the Mortgage Loan, assuming that the Mortgagor pays each scheduled monthly payment on the applicable Due Date and that no Principal Prepayments are received on the Mortgage Loan, discounted monthly at the applicable Mortgage Rate, or

     o the amount of any reduction by the Servicer to the principal balance of the Mortgage Loan pursuant to Section 3.01.

     "Record Date": For any Distribution Date, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

     "Redirected Subordinate Principal": The lesser of (a) the sum of the items described in clauses (x) and (y) of the definition of Subordinate Principal Distribution Amount and (b) the excess of the aggregate Spread over the Shifted Principal.

     "Regular Certificates": All of the Certificates other than the Residual Certificates.

     "Relief Act Interest Shortfalls": For any Distribution Date and any Mortgage Loan, the amount of any interest that is not collectible from the Mortgagor during the related Due Period pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or similar legislation or regulations as in effect from time to time.

     "REMIC": A "real estate mortgage investment conduit," within the meaning of Section 860D of the Code.

     "REMIC Election": An election, for federal income tax purposes, to treat certain assets as a REMIC.

     "REMIC I": The segregated pool of assets constituting the primary trust created by this Agreement and to be administered under this Agreement, for which a REMIC election is to be made, consisting of: (i) the Mortgage Loans from time to time subject to this Agreement, together with their Mortgage Files, and together with all collections on them and their proceeds, (ii) any REO Property, together with all collections on them and their proceeds, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and their proceeds, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interests it creates), and (v) the Collection Account and the Distribution Account and the assets that are deposited in them from time to time and any investments of them, together with any income, proceeds, and payments with respect to them. Notwithstanding the foregoing, however, REMIC I specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date.

     "REMIC I Regular Interest": Any of the 17 separate non-certificated beneficial ownership interests in REMIC I issued under this Agreement and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest (other than REMIC I Regular Interest LT-PO-9) shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and (except for REMIC I Regular Interest LT-X-9) shall be entitled to distributions of principal as provided in this Agreement, in an aggregate amount equal to its initial Uncertificated Balance in the Preliminary Statement. The designations for the respective REMIC I Regular Interests are in the Preliminary Statement.

     "REMIC I Remittance Rate": For each REMIC I Regular Interest, is the rate provided for in the table of REMIC I Remittance Rates (and its footnotes) in the Preliminary Statement.

     "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the Holders of the REMIC II Certificates pursuant to Section 2.01, for which a separate REMIC election is to be made.

     "REMIC II Certificate": Any Certificate other than a Class R-I
Certificate.

     "REMIC II Regular Certificate": Any REMIC II Certificate other than a Class R-II Certificate.

     "REMIC Provisions": Provisions of the federal income tax law relating to REMICs, which appear at Section 860A through 860G of the Subchapter M of Chapter 1 of the Code and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     "REO Property": Any Mortgaged Property acquired by or in the name of the Trustee for the benefit of the Certificateholders in foreclosure or by deed-in-lieu of foreclosure.

     "Replacement Mortgage Loan": A Mortgage Loan substituted by the
Seller for a Deleted Mortgage Loan that must, on the date of substitution, as confirmed in an Officers' Certificate of the Seller delivered to the Trustee,

     o have an outstanding Principal Balance, after deduction of the principal portion of the scheduled monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate Principal Balance after the deduction), not in excess of the Principal Balance of the Deleted Mortgage Loan (the amount of any shortage to be deposited by the Seller in the Collection Account in the month of substitution pursuant to Section 2.04);

     o at the time of substitution have a Net Mortgage Rate equal to or exceeding the Net Mortgage Rate of the Deleted Mortgage Loan;

     o have a Loan-to-Value Ratio no higher than the Loan-to-Value Ratio of the Deleted Mortgage Loan;

     o have a remaining term to maturity no greater than (and not more than one year less than) the Deleted Mortgage Loan;

     o be of the same or better credit quality classification as that of the Deleted Mortgage Loan; and

     o comply with each representation and warranty relating to the Mortgage Loans in Section 2.04 as of the date of substitution.

Notwithstanding any other provisions of this Agreement, any Replacement Mortgage Loan substituted for a Deleted Mortgage Loan that had a PO Percentage greater than zero shall have a PO Percentage equal to the PO Percentage of the Deleted Mortgage Loan.

     "Reserve Fund": The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.09, in the name of the Trustee for the benefit of the Certificateholders. Funds in the Reserve Fund shall be held in trust for the Class R-II Certificateholders for the uses and purposes set forth in this Agreement.

     "Residual Certificate": A Class R-I and Class R-II Certificate.

     "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom the matter is referred because of the officer's knowledge of and familiarity with the particular subject.

     "S&P": Standard & Poor's Corporation or any successor thereto.

     "Seller": Bank One, National Association or its successor in interest.

     "Senior Certificate": Any Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, Class 8A, Class 9A1, Class 9A2, and Class 9A3 Certificate.

     "Senior Percentage": For any Distribution Date for each Certificate Group, the lesser of (a) 100% and (b) a fraction whose numerator is the aggregate Certificate Balance of the related Senior Certificates before the Distribution Date and whose denominator is the aggregate of the Principal Balances of all of the Mortgage Loans in its related Sub-Pool (but excluding the PO Percentage of the Mortgage Loans that have a PO Percentage greater than zero) in each case before the Distribution Date.

     "Senior Prepayment Percentage": For any Distribution Date within the range indicated below and any Certificate Group, the percentage as indicated below:


Distribution Date                    Senior Prepayment Percentage
-------------------------------      -------------------------------------------------------------------------

4/2000 through 3/2005                100%

4/2005 through 3/2006                related Senior Percentage, plus 70% of the related Subordinate Percentage

4/2006 through 3/2007                related Senior Percentage, plus 60% of the related Subordinate Percentage

4/2007 through 3/2008                related Senior Percentage, plus 40% of the related Subordinate Percentage

4/2008 and thereafter                related Senior Percentage, plus 20% of the related Subordinate Percentage

However, no reduction to the Senior Prepayment Percentage shall be made as of any Distribution Date unless either

     o the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and

     o Realized Losses on the Mortgage Loans to the Distribution Date if occurring during the sixth, seventh, eighth, ninth, or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45%, or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates

or

     o the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and

     o Realized Losses on the Mortgage Loans to date for the Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates.

     For any Distribution Date on which the Aggregate Subordinate Percentage is less than the Aggregate Subordinate Percentage as of the Closing Date, the Senior Prepayment Percentage shall be 100%. Notwithstanding the foregoing, after the Certificate Principal Balances of the Class A Certificates are reduced to zero, the Senior Prepayment Percentage shall be 0%. The "Aggregate Subordinate Percentage" on any Distribution Date is the lesser of (a) 100% and
(b) a fraction whose numerator is the aggregate Certificate Principal Balances of the Subordinate Certificates before the Distribution Date, and whose denominator is the aggregate Certificate Principal Balances of all of the Senior, 9AP, and Subordinate Certificates before the Distribution Date.

     "Senior Principal Distribution Amount": For each Distribution Date and any Certificate Group, the lesser of

(1) the aggregate Certificate Principal Balance of the related Senior Certificates outstanding before the Distribution Date and

(2) the sum of

   (w) the related Senior Percentage of the sum of

          (i) the related Non-PO Percentage of all scheduled payments of principal due on the related Mortgage Loans during the related Due Period, whether or not received, and

          (ii) the related Non-PO Percentage of the principal portion of any unscheduled net collections (other than amounts described in clauses (x) or (y)) received on the related Mortgage Loans during the related Prepayment Period, including proceeds from repurchases of Mortgage Loans, Insurance Proceeds, condemnation awards, and Liquidation Proceeds,

   (x) the related Senior Prepayment Percentage of the related Non-PO Percentage of each voluntary prepayment of principal received on the related Mortgage Loans during the related Prepayment Period,

   (y) with respect to the principal portion of any net Liquidation Proceeds received during the related Prepayment Period in connection with the final liquidation of a related Mortgage Loan during the Prepayment Period, the least of

          (I) the then-applicable related Senior Prepayment Percentage of the related Non-PO Percentage of net Liquidation Proceeds and Insurance Proceeds allocable to principal in respect of the Mortgage Loan,

          (II) the then-applicable related Senior Percentage of the related Non-PO Percentage of the Principal Balance of the Mortgage Loan at the time of the Final Recovery Determination, and

          (III) (A) unless the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero, the principal portion of all amounts collected in connection with the Final Recovery Determination to the extent not distributed to the Class 9AP Certificates or (B) if the Certificate Principal Balance of the Subordinate Certificates have been reduced to zero, the related Non-PO Percentage all amounts collected in connection with the Final Recovery Determination, and

   (z) in the case of any Distribution Date after the initial Distribution Date, an amount equal to the excess of the Senior Principal Distribution Amount for the preceding Distribution Date, over the aggregate distributions of principal made on the Senior Certificates on the preceding Distribution Date pursuant to Section 4.01 to the extent that any of the amounts are not attributable to Realized Losses or Extraordinary Trust Fund Expenses that were allocated to the Certificates pursuant to Section 4.05.

     "Servicer": HomeSide Lending, Inc. for the Mortgage Loans listed on the Mortgage Loan Schedule as serviced by HomeSide Lending, Inc. and Bank One, National Association for the Mortgage Loans listed on the Mortgage Loan Schedule as serviced by Bank One, National Association, or any successors under this Agreement. A reference to the Servicer refers to the appropriate Servicer or both Servicers, as applicable.

     "Servicer Mortgage File": All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the Servicer or any Sub-Servicer.

     "Servicer Remittance Date": The 14th day of each month or, if the 14th day is not a Business Day the preceding Business Day.

     "Servicing Advance": All customary, reasonable, and necessary out of pocket costs incurred in the performance by the Servicer of its servicing obligations that are unanticipated expenses of the REMIC, as defined in the REMIC Provisions, for which the Servicer is entitled to reimbursement under this Agreement.

     "Servicing Fee": For each calendar month, as to each Mortgage Loan, (i) an amount equal to one month's interest (or for any payment of interest accompanying a Principal Prepayment, interest for the number of days covered by the payment of interest on the Principal Prepayment) at a rate equal to the servicing fee rate in the Mortgage Loan Schedule and (ii) increased by any late payment charges, assumption fees, and other customary fees collected from the Mortgagor and by any net income on Eligible Investments held in the Collection Account.

     "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee on the Closing Date by the Servicer pursuant to this Agreement, as the list may from time to time be amended.

     "Shifted Principal" for any Certificate Group is the excess of the amounts described in clause (2) of the definition of the Senior Principal Distribution Amount over the amount described in clause (1) of the Senior Principal Distribution Amount for the Certificate Group.

     "Spread": The amount for a Priority Pool by which the aggregate Certificate Principal Balance of its related Senior Certificates after applications of principal pursuant to 4.01(a)(1) through (6) on the Distribution Date exceeds the aggregate Principal Balances for the Distribution Date of the related Mortgage Loans (net of the PO Percentage of the related Mortgage Loans), and the aggregate Spread is the sum of the Spreads for each of the Priority Pools.

     "Standard Hazard Policy": Each standard hazard insurance policy or replacement therefor referred to in Section 3.14.

     "Subordinate Certificates": The Class M and Class B Certificates.

     "Subordinate Percentage": For any Distribution Date for each Certificate Group, 100% minus the related Senior Percentage for the Distribution Date.

     "Subordinate Principal Distribution Amount": For any Distribution Date and for any Certificate Group, an amount equal to the sum of

   (w) the related Subordinate Percentage of the sum of

          (i) the Non-PO Percentage of each scheduled payment of principal due on the related Mortgage Loans during the related Due Period, whether or not received, and

          (ii) the Non-PO Percentage of the principal portion of any unscheduled net collections (other than amounts described in clauses (x) or (y) ) received on the related Mortgage Loans during the related Prepayment Period, including proceeds from repurchases of Mortgage Loans, Insurance Proceeds, condemnation awards, and Liquidation Proceeds,

   (x) the product of 100% minus the related Senior Prepayment Percentage times the Non-PO Percentage of each voluntary prepayment of principal received on the related Mortgage Loans during the related Prepayment Period,

   (y) with respect to the principal portion of any net Liquidation Proceeds received during the related Prepayment Period in connection with the final liquidation of a related Mortgage Loan during the Prepayment Period, the principal portion of all amounts collected in connection with the Final Recovery Determination to the extent not included in a Senior Principal Distribution Amount and PO Principal Distribution Amount, and

   (z) in the case of any Distribution Date after the initial Distribution Date, an amount equal to the excess of the Subordinate Principal Distribution Amount for the Certificate Group for the preceding Distribution Date, over the aggregate distributions of principal made on the Subordinate Certificates on the preceding Distribution Date pursuant to Section 4.01 to the extent that any the amounts are not attributable to Realized Losses or Extraordinary Trust Fund Expenses that were allocated to the Certificates pursuant to Section 4.05;

minus Redirected Subordinate Principal.

     "Sub-Pool": Any of Sub-Pool 1, Sub-Pool 2, Sub-Pool 3, Sub-Pool 4, Sub-Pool 5, Sub-Pool 6, Sub-Pool 7, Sub-Pool 8, or Sub-Pool 9.

     "Sub-Pool 1": The Mortgage Loans identified on Schedule I-l of Exhibit E. For Certificate Group 1, Sub-Pool 1 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 1, Certificate Group 1 is referred to as the related Certificate Group, the Certificates in the Certificate Group are referred to as the related Certificates, and the REMIC I Regular Interests whose designations end in "1" are the related REMIC I Regular Interests.

     "Sub-Pool 2": The Mortgage Loans identified on Schedule I-2 of Exhibit E. For Certificate Group 2, Sub-Pool 2 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 2, Certificate Group 2 is referred to as the related Certificate Group, the Certificates in the Certificate Group are referred to as the related Certificates, and the REMIC I Regular Interests whose designations end in "2" are the related REMIC I Regular Interests.

     "Sub-Pool 3": The Mortgage Loans identified on Schedule I-3 of Exhibit E. For Certificate Group 3, Sub-Pool 3 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 3, Certificate Group 3 is referred to as the related Certificate Group and the Certificates in the Certificate Group are referred to as the related Certificates, and the REMIC I Regular Interests whose designations end in "3" are the related REMIC I Regular Interests.

     "Sub-Pool 4": The Mortgage Loans identified on Schedule I-4 of Exhibit E. For Certificate Group 4, Sub-Pool 4 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 4, Certificate Group 4 is referred to as the related Certificate Group, the Certificates in the Certificate Group are referred to as the related Certificates, and the REMIC I Regular Interests whose designations end in "4" are the related REMIC I Regular Interests.

     "Sub-Pool 5": The Mortgage Loans identified on Schedule I-5 of Exhibit E. For Certificate Group 5, Sub-Pool 5 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 5, Certificate Group 5 is referred to as the related Certificate Group and the Certificates in the Certificate Group are referred to as the related Certificates, and the REMIC I Regular Interests whose designations end in "5" are the related REMIC I Regular Interests.

     "Sub-Pool 6": The Mortgage Loans identified on Schedule I-6 of Exhibit E. For Certificate Group 6, Sub-Pool 6 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 6, Certificate Group 6 is referred to as the related Certificate Group and the Certificates in the Certificate Group are referred to as the related Certificates, and the REMIC I Regular Interests whose designations end in "6" are the related REMIC I Regular Interests.

     "Sub-Pool 7": The Mortgage Loans identified on Schedule I-7 of Exhibit E. For Certificate Group 7, Sub-Pool 7 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 7, Certificate Group 7 is referred to as the related Certificate Group and the Certificates in the Certificate Group are referred to as the related Certificates, and the REMIC I Regular Interests whose designations end in "7" are the related REMIC I Regular Interests.

     "Sub-Pool 8": The Mortgage Loans identified on Schedule I-8 of Exhibit E. For Certificate Group 8, Sub-Pool 8 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 8, Certificate Group 8 is referred to as the related Certificate Group and the Certificates in the Certificate Group are referred to as the related Certificates, and the REMIC I Regular Interests whose designations end in "8" are the related REMIC I Regular Interests.

     "Sub-Pool 9": The Mortgage Loans identified on Schedule I-9 of Exhibit E. For Certificate Group 9, Sub-Pool 9 is referred to as the related Sub-Pool and the Mortgage Loans in the Sub-Pool are referred to as the related Mortgage Loans. For Sub-Pool 9, Certificate Group 9 is referred to as the related Certificate Group and the Certificates and Components in the Certificate Group are referred to as the related Certificates and Components, and the REMIC I Regular Interests whose designations end in "9" are the related REMIC I Regular Interests.

     "Sub-Servicer": Any other entity with respect to any Mortgage Loan under any Sub-Servicing Agreement, either currently or in the future, applicable to the Mortgage Loan and any successors and assigns under the Sub-Servicing Agreement.

     "Sub-Servicing Agreement": Any servicing agreement between the Servicer and a Sub-Servicer pursuant to which the Servicer delegates any of its servicing responsibilities with respect to any of the Mortgage Loans.

     "Trust Fund": Collectively, the assets of the Trust Fund I and Trust Fund
II.

     "Trust Fund I": Collectively, the assets of the Trust REMIC I and any additions to it pursuant to this Agreement.

     "Trust Fund II": Collectively, the assets of the Trust REMIC II and any additions to it pursuant to this Agreement.

     "Trust REMIC": Trust REMIC I and Trust REMIC II.

     "Trust REMIC I": The corpus of the Trust Fund I created by this Agreement consisting of

     o the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due on the Mortgage Loans by the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans,

     o  REO Property,

     o the Collection Account and the Distribution Account and all amounts deposited in them pursuant to this Agreement,

     o  any insurance policies with respect to the Mortgage Loans,

     o all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property, and

     o  the Depositor's rights under the Mortgage Loan Purchase Agreement.

     "Trust REMIC II": The segregated pool of assets consisting of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the Holders of REMIC II Certificates pursuant to Section 2.01(a), for which a separate REMIC election is to be made.

     "Trustee": LaSalle Bank National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor under this Agreement.

     "Trustee Mortgage File": The mortgage documents listed in Section 2.01(i)-(vii) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

     "Uncertificated Accrued Interest": For any REMIC I Regular Interest (other than REMIC I Regular Interest LT-PO-9), for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to the REMIC I Regular Interest for the Distribution Date, accrued on the Uncertificated Balance of the REMIC I Regular Interest outstanding before the Distribution Date.

     "U.S. Person": A citizen or resident of the United States, a corporation, partnership, or other entity created or organized in, or under the laws of, the United States or any of its states (including the District of Columbia), or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     "Uncertificated Balance": As of any date of determination, initially the initial Uncertificated Balance of the REMIC I Regular Interest as stated in the Preliminary Statement, and then the Uncertificated Balance of the REMIC I Regular Interest after all reduction for distributions and allocations of principal, Realized Losses, and Extraordinary Trust Fund Expenses on the Distribution Dates before the date of determination.

     "Voting Rights": The portion of the aggregate voting rights of all the Certificates evidenced by a Certificate. Ninety-seven percent of all Voting Rights will be allocated to the Certificates (other than the Residual Certificates and the Class 9AP and 9AX Certificates), 0.5% of all Voting Rights will be allocated to each of the Class R-I Certificates and the Class R-II Certificates, 1% of all Voting Rights will be allocated to the Class 9AP Certificates, and 1% of all Voting Rights will be allocated to the Class 9AX Certificates, in each of these cases in proportion to their Certificate Principal Balances.

     "Weighted Average Net Mortgage Rate": For any Distribution Date and the Mortgage Loans in any Sub-Pool, the rate per annum equal to the weighted average, expressed as a percentage and rounded to four decimal places, of the respective Net Mortgage Rates of the Mortgage Loans constituting the Sub-Pool for the Distribution Date, weighted on the basis of the respective Principal Balances of the Mortgage Loans outstanding before the Distribution Date.

     SECTION 1.02 Rules of Construction.

     Except as otherwise expressly provided in this Agreement or unless the context clearly requires otherwise:

     (a) Defined terms that are used only in one section or only in another definition may be omitted from the list of defined terms in Section 1.01. Defined terms used in this Agreement are sometimes defined after their first use without a reference such as "(as hereinafter defined)." Defined terms include, as appropriate, all genders and the plural as well as the singular.

     (b) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Agreement, such as "Section 6.12 (a)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Agreement as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular article, section, exhibit, or other subdivision of this Agreement.

     (c) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Agreement.

     (d) Any party may execute any of the requirements under this Agreement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Agreement are implicitly available and things may happen from time to time.

     (e) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

     (f) A reference to "a [thing]" or "any [of a thing]" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any [of a thing]" is any of it. A reference to the plural of anything as to which there could be either one or more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until [something occurs]" does not imply that it must occur and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has past. The word "accrued" is used in its accounting sense, i.e. an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably.

     (g) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Agreement, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement are inconsistent with their meanings under generally accepted accounting principles, the definitions contained in this Agreement shall control. Capitalized terms used in this Agreement without definition that are defined in the Uniform Commercial Code are used in this Agreement as defined in the Uniform Commercial Code.

     (h) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the word "from" or "beginning" means "from and including," the words "to" or "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "on or before." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years.

     (i) Unless otherwise specified, all calculations shall be made on the basis of a 360-day year consisting of twelve 30-day months.

     (j) Any reference to the enforceability of any agreement against a party means that it is enforceable, subject as to enforcement against the party, to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                  ARTICLE II
                          CONVEYANCE OF TRUST FUND;
                        REPRESENTATIONS AND WARRANTIES

     SECTION 2.01 Conveyance of Trust Fund.

     The Depositor hereby establishes a trust, appoints the Trustee as trustee, and transfers to the Trustee for the benefit of the holders of the uncertificated Trust REMIC I interests and the Class R-I Certificateholders, without recourse, the Depositor's interest in the assets transferred to Trust REMIC I in exchange for the uncertificated Trust REMIC I interests and the Class R-I Certificates. The Depositor hereby transfers to the Trustee for the benefit of the Certificateholders of Trust REMIC II (other than the Class R-II Certificateholders) without recourse, the uncertificated REMIC I Regular Interests in exchange for the Certificates (other than the Class R-II Certificates). The Depositor hereby transfers the Class R-I Certificates to the Seller.

     The Seller hereby transfers to the Trustee, without recourse, all interest of the Seller in Trust REMIC I.

         In connection with this transfer, the Seller will, at least three Business days before the Closing Date, deliver to the Trustee or its agents, the following documents (or if the Mortgage Loan is secured by property owned by a cooperative corporation or association, the alternative documents provided for in the Mortgage Loan Purchase Agreement) with respect to each transferred Mortgage Loan:

          (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of LaSalle Bank National Association, as Trustee for the benefit of Certificateholders of Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the person so endorsing to the Trustee or, if the Mortgage Note has been lost or destroyed and has not been replaced, a copy of the Mortgage Note if available certified by the Seller to be a true copy of the Mortgage Note together with an affidavit from an authorized officer of the Seller certifying that the Mortgage Note has been lost, misplaced, or destroyed and has not been replaced;


          (ii) (a) the original Mortgage or copy of the Mortgage with evidence of recording thereon, and (b) the original or a copy of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

          (iii) the original recorded assignments of the Mortgage and originals or copies of all intervening assignments showing a complete chain of assignment from the originator to the person assigning the Mortgage to MERS and, if previously recorded, then the original assignment of Mortgage to MERS noting the presence of a MIN;

          (iv) if not previously recorded, the original assignment of Mortgage to MERS;

          (v) the original or copies of each assumption, modification, written assurance, or substitution agreement that exists with respect to a Mortgage;

          (vi) the original of the lender's title insurance policy or a copy certified to be a true copy of it by the applicable insurer or attorney's opinion of title, together with all endorsements or riders that were issued with or after the issuance of the policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee simple interest vested in the mortgagor; and

          (vii) for each Mortgage Loan identified on Schedule I as having primary mortgage insurance either (x) a certificate from the issuer of a primary mortgage insurance policy, certifying that a primary mortgage insurance policy is in full force, (y) the original primary mortgage insurance policy for the Mortgage Loan, or (z) a copy certified by the Seller to be a true copy of the primary mortgage insurance policy.

     If any of the documents referred to in (ii), (iii), (iv), or (v) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or the public recording office has retained the original of the document, the obligations of the Seller to deliver the documents shall be satisfied upon
(1)(A) delivery to the Trustee of a copy of each the document certified by the Seller to be a true copy of the original that was submitted for recording and
(B) delivery to the Trustee promptly on its receipt of either the original or a copy of the document certified by the applicable public recording office to be a true copy of the original or (2) for a Mortgage or related assignments of Mortgage, a copy of the Mortgage and related assignments of Mortgage certified by a title insurance or escrow company, evidencing that the Mortgage and assignments of Mortgage have been delivered to the appropriate public recording office for recordation, in the case of (1) and (2) above not later than 180 days after the Closing Date. The Seller shall deliver to the Trustee promptly on their receipt any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including any original documents evidencing an assumption or modification of any Mortgage Loan. If the Seller cannot deliver an original or true copy certified as stated above of the document required to be delivered pursuant to clauses
(ii), (iii), (iv), or (v) of this Section, within 180 days of the Closing Date (unless the Seller certifies that the related Mortgage or a related assignment or Mortgage has not been returned from the relevant recording office at the time, in which case the Seller shall make the delivery within 360 days of the Closing Date), the Seller shall purchase the related Mortgage Loan at its Purchase Price or, replace the Mortgage Loan with a Replacement Mortgage Loan if the substitution occurs within the time periods for substitution in Section 2.04.

     The Seller shall promptly (and in no event later than 45 Business Days following the Closing Date) submit for recording, at no expense to the Trust or the Trustee, in the appropriate public office for real property records, each assignment of Mortgage referred to in clause (iv) of this Section.

     The Seller shall be responsible for the expense of recording each of the documents referred to above.

     The Seller further agrees it will take any action necessary to cause, at the Seller's expense, by the Closing Date, the MERS(R) System to indicate that the Mortgage Loans have been assigned by the Seller to the Trustee for the benefit of the Certificateholders of the Bank One Mortgage Backed Pass-Through Certificates, Series 2000-2 Trust. The Seller further agrees that it will not, and will not permit any person to, alter the codes in the MERS computer files that identify the Trustee as the beneficial owner and the series of certificates issued in connection with the Mortgage Loans for any Mortgage Loan during the term of this Agreement until the Mortgage Loan is repurchased pursuant to this Agreement. The Seller also agrees to pay any costs in connection with indicating on the MERS(R) System that the Mortgage Loan has been assigned by the Trustee to the Seller if the Mortgage Loan is repurchased pursuant to this Agreement.

     Upon delivery to the Seller (x) by the public recording office of any recorded original Mortgage, power of attorney, or assignment of Mortgage, or
(y) by a title insurance or escrow company of any lender's title insurance policy, the Seller shall promptly (and in no event later than five Business Days following receipt) deliver the document to the Trustee.

     SECTION 2.02 Acceptance by Trustee.

         The Trustee will hold the documents referred to in Section 2.01(i)-(vii) (or if the Mortgage Loan is secured by property owned by a cooperative corporation or association, the alternative documents provided for in the Mortgage Loan Purchase Agreement)and the other documents constituting a part of the Trustee Mortgage Files delivered to it pursuant to Section 2.01 in trust for the use and benefit of all present and future Certificateholders. Upon execution and delivery of this Agreement and within 45 days after the execution and delivery of this Agreement, the Trustee shall ascertain whether all documents required to be delivered to it pursuant to Section 2.01(i) (for the Initial Certification, and Section 2.01 for the Final Certification) are in its possession, and shall deliver to the Depositor, the Seller, and the Servicer a certification (upon execution and delivery of this Agreement, the "Initial Certification" and within 90 days thereof, the "Final Certification," respectively) in the forms of Exhibits F-1 and F-2 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule:

     o all documents required to be delivered to the Trustee pursuant to this Agreement are in its possession,

     o the documents have been reviewed by it and have not been mutilated, damaged, defaced, torn, or otherwise physically altered, and the documents purport on their face to relate to the Mortgage Loan, and

     o the related Mortgage Note has been endorsed and each related assignment of Mortgage has been delivered as provided in Section 2.01.

The Trustee shall deliver to the Depositor, the Seller, and the Servicer a copy of the Final Certification. If, in the course of the review, the Trustee finds any documents constituting a part of a Trustee Mortgage File that do not meet the requirements of the foregoing certification, the Trustee shall promptly notify the Seller, the Servicer, and the Depositor in writing, and request that the Seller correct the defect. The Trustee shall promptly notify the Depositor, the Seller, and the Servicer in writing if any original assignment referred to in clause (iii) of Section 2.01 or duplicate original or a copy certified by the Seller or the applicable recording office has not been received by it before July 1, 2000. If the Seller fails to cure any deficiency reflected in the Final Certification within 60 days of the Final Certification, or any longer period of time permitted in the fourth paragraph of Section 2.01, the Trustee is not obligated to cure the same, and the Seller shall purchase the Mortgage Loan at its Purchase Price or replace the Mortgage Loan with a Replacement Mortgage Loan if the substitution occurs within the time periods for substitution in Section 2.04. The Trustee's review pursuant to this Section is limited solely to confirming that the documents delivered pursuant to Section 2.01 have been received and that those documents purport on their face to have been executed and to relate to the applicable Mortgage Loan.

     The Depositor agrees that at any time on written request of the Trustee, the Depositor shall promptly and duly execute and deliver any further documents and assurances, and take any further actions the Trustee reasonably requests to obtain or more fully vest the benefits of the assignment intended under this Agreement (as stated in Section 2.01 and in Section 2.03) and of the rights granted in this Agreement.

     The Trustee, or its custodian, shall retain possession and custody of each Trustee Mortgage File subject to this Agreement. Any request for a release of a Trustee Mortgage File shall be in the form of Exhibit G.

     SECTION 2.03 Representations, Warranties, and Covenants of the Seller.

     The Seller hereby represents and warrants to, and covenants with, the Depositor and the Trustee that, as of the date of this Agreement:

     (a) The Seller is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America and has full power and authority (i) to conduct its business as presently conducted by it and (ii) to execute and deliver this Agreement and perform its obligations under this Agreement. The Seller is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

     (b) The Seller has the full corporate power and authority to execute, deliver, and perform this Agreement and has duly authorized by all necessary corporate action on the part of the Seller the execution, delivery, and performance of this Agreement; and this Agreement has been duly executed and delivered by the Seller and, assuming its due authorization, execution, and delivery by its other parties, constitutes a valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

     (c) The execution, delivery, and performance of this Agreement by the Seller will not (i) conflict with any provision of the charter or by-laws of the Seller or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree, or the like affecting the Seller or by which the Seller is bound or (ii) result in a breach of or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under any indenture or other material agreement to which the Seller is a party or by which the Seller is bound, that in the case of either clause (i) or (ii) will have a material adverse effect on the Seller's ability to perform its obligations under this Agreement.

     (d) The Seller is, and will remain, subject to supervision and examination by applicable state or federal authority and will remain in good standing and qualified to do business where so required by applicable law and is, and will remain (individually, or through a subservicer) an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac.

     (e) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller before any court, governmental authority, arbitrator, or instrumentality that if determined adversely to the Seller may reasonably be expected, individually or in the aggregate, to have a material and adverse affect on the Seller's ability to perform its obligations under this Agreement or to affect the legality, validity, or enforceability of this Agreement.

     (f) The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay, or defraud any of the Seller's creditors.

     (g) Upon delivery to the Seller (i) by the public recording office of any recorded original Mortgage, power of attorney, or assignment of Mortgage, or
(ii) by a title insurance or escrow company of any lender's title insurance policy, the Seller shall promptly (and in no event later than five Business Days following receipt) deliver the document to the Trustee. Except for permits and similar authorizations required under the securities or "blue sky" laws, no consent, approval, authorization, or order of any court or governmental agency or body or any outside party is required for the execution, delivery, and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization, or order is required, the Seller has obtained it.

     (h) No written information, certificate of an officer, written statement, or other written information or report prepared and delivered by the Seller to the Purchaser, any affiliate of the Purchaser, or the Trustee (taking into account any corrections to any of them delivered in writing to the Purchaser before the Closing Date) for use in connection with the purchase of the Mortgage Loans and the transactions contemplated under this Agreement contains any untrue statement of a material fact, or omits a material fact necessary to make the information, certificate, statement, or report not misleading in any material respect.

     (i) This Agreement and all other documents related hereto to which the Seller is a party have been approved by the Seller's board of directors, which approval is reflected in the minutes of the board, and shall continuously from the time of each document's execution, be maintained as an official record of the Seller.

     (j) Except for Morgan, Stanley & Co. Incorporated and Credit Suisse First Boston Corporation, the Seller has not dealt with any broker or agent or other person who might be entitled to compensation in connection with the transaction contemplated by this Agreement other than the Purchaser and its affiliates, accountants, attorneys, advisors, or consultants, unless the compensation will be paid on the Closing Date or is not payable out of the proceeds of the transaction.

     (k) The transfer of the Mortgage Notes and the Mortgages by the Seller under this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (l) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

     (m) The Seller is a member of MERS in good standing, and current in payment of all fees and assessments imposed by MERS, and has complied and will comply with the rules and procedures of MERS in connection with (i) the servicing of Mortgage Loans that are registered with MERS before their assignment to the Trustee, and (ii) the assignment to the Trustee as assignee of the Purchaser of the Mortgage relating to each such Mortgage Loan, including that the Seller shall have confirmed the transfer to the Trustee, as the assignee of the Purchaser, of the Mortgages on the MERS(R) System.

     The representations and warranties in this Section shall survive the Closing Date.

     SECTION 2.04 Representations, Warranties, and Covenants of the Seller with respect to the Mortgage Loans.

     The Seller hereby represents and warrants to, and covenants with, the Depositor and the Trustee for the benefit of the Certificateholders that each of the representations in Exhibit L is true as to each Mortgage Loan, as of the Cut-off Date or any other date specified in the representation or warranty.

     Upon the discovery by the Depositor, the Seller, the Servicer, or the Trustee (or on written notice from a Certificateholder) of a breach of any of the representations and warranties of the Seller made in this Section 2.04 about any Mortgage Loan, or any breach of a representation or warranty of the Seller in Section 2.03, that, individually or in the aggregate, materially and adversely affect the interests of the Certificateholders in the Mortgage Loans, the party discovering the breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Seller of the breach and request that the Seller cure the breach within 90 days (or if the breach is not capable of being cured within 90 days, and if the Seller is diligently pursuing its cure, within 120 days) from the date of the notice, and if the Seller does not cure the breach in all material respects, the Seller shall either (i) substitute Replacement Mortgage Loans for the related Mortgage Loan, which substitution must be made as specified in this Section or (ii) purchase the Mortgage Loan held for the benefit of the Certificateholders from the Trustee at its Purchase Price.

     The Seller may not substitute Replacement Mortgage Loans for the affected Mortgage Loan more than three months after the Closing Date (or more than two years after the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code), and any substitution must be accompanied by an Officers' Certificate delivered to the Trustee, certifying that the Replacement Mortgage Loan conforms to the requirements of this Agreement, and by an Opinion of Counsel to the effect that the substitution will not cause either Trust REMIC to fail to qualify as a REMIC and will not result in a prohibited transaction tax, which Opinion of Counsel shall be paid for by the Seller. Notwithstanding the foregoing, if the breach would cause the Mortgage Loan not to be a "qualified mortgage loan" as described in Section 860G(a)(3) of the Code, any substitution or purchase must occur within 90 days of the discovery of the breach.

     The Seller shall deliver to the Trustee or its agent, the related Mortgage Note, the related Mortgage, and the other documents required by
Section 2.01 for each Replacement Mortgage Loan, with the Mortgage Note endorsed in blank.

     No substitution will be made in any calendar month after the Determination Date for the month. Scheduled monthly payments due on Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be remitted by the Servicer to the Seller on the next Distribution Date. For the month of substitution, distributions to Certificateholders will include the scheduled monthly payment due on the Deleted Mortgage Loan for the month, and thereafter the Seller shall be entitled to retain all amounts received on the Deleted Mortgage Loan.

     On the substitution, the Servicer shall amend the Mortgage Loan Schedule to reflect the removal of the Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loans and shall deliver the amended Mortgage Loan Schedule to the Depositor, the Seller, and the Trustee. On the substitution, the Replacement Mortgage Loans shall be subject to this Agreement in all respects and the Seller shall be considered to have made, as of the date of substitution, with respect to the Replacement Mortgage Loans, the representations and warranties pertaining to the Mortgage Loans contained in this Section. On receipt of the Trustee Mortgage File pertaining to any Replacement Mortgage Loans, the Trustee shall release the Trustee Mortgage File relating to the Deleted Mortgage Loan to the Seller or Servicer, as applicable, and shall execute and deliver instruments of transfer, without recourse, appropriate to vest title (to the extent that title was transferred to the Trustee) in the Seller, or its designee, to any Deleted Mortgage Loan substituted for pursuant to this Section. The Seller or Servicer, as applicable, shall receipt for the Trustee Mortgage File delivered to it.

     In any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount by which the aggregate Principal Balance of all the Replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all the Deleted Mortgage Loans (in each case after application of scheduled principal portion of the monthly payments received in the month of substitution). The amount of the shortage shall be deposited into the Collection Account by the Seller in the month of substitution pursuant to Section 3.06, without any right to reimbursement for it. The Servicer shall give the Trustee written notice of the deposit of the shortage, which shall be accompanied by an Officer's Certificate of a Servicing Officer as to the calculation of the shortage.

     If the Seller has repurchased a Mortgage Loan, after the Trustee receives written notice of the deposit of the Purchase Price, the Trustee shall release the related Trustee Mortgage File to the Seller, and the Trustee shall execute and deliver instruments of transfer, without recourse, appropriate to transfer title (to the extent that title was transferred to the Trustee) from the Trustee for the benefit of the Certificateholders and vest title in the Seller or Servicer, or its designee, as the case may be, to any Mortgage Loan purchased pursuant to this Section 2.04. The obligation under this Agreement of any person to repurchase or substitute any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole and exclusive remedy respecting the breach available to Certificateholders or the Trustee on their behalf.

     All expenses incidental to any substitution or repurchase under this Section shall be borne by the Seller.

     SECTION 2.05 Issuance of Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all the other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with the assignment and delivery, the Trustee has executed (i) the Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, Class 8A, Class 9A1, Class 9A2, Class 9A3, Class 9AP, Class 9AX, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, and Class R-II Certificates and caused them to be authenticated and delivered on the written order of the Depositor in authorized denominations that evidence ownership of Trust Fund II and (ii) the Class R-I Certificates and caused them to be authenticated and delivered on the written order of the Depositor in authorized denominations that evidence ownership of the residual interest in Trust Fund I. The rights of the Holders of the Certificates to receive distributions from Trust REMIC II and all ownership interests of the Holders of the Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, Class 8A, Class 9A1, Class 9A2, Class 9A3, Class 9AP, Class 9AX, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, and Class R-II Certificates in the distributions (along with the rights of the Class R-I Certificates to receive distributions from Trust REMIC I and all ownership interests of their Holders) shall be as stated in this Agreement.

     SECTION 2.06 REMIC Provisions.

     (a) The Depositor hereby elects and instructs the Trustee to treat each Trust REMIC as a real estate mortgage investment conduit under the Code and, if necessary, under applicable state law. The Trustee shall make the election on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) by an attachment making the election and stating that the election is being made as a protective matter, for the taxable year ending on the last day of the calendar year in which all or a portion of the Certificates are first sold by the Seller to any party other than an affiliate. The Closing Date is hereby designated as the "startup day" (the "Startup Day") of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code for purposes of the election made under clause (x) above and the date of the first sale of Certificates by the Seller to any party other than an affiliate is hereby designated as the "startup day" for purposes of the protective election to be made pursuant to clause (y) above. The "regular interests" (within the meaning of Section 860G of the Code) in Trust REMIC I shall consist of the REMIC I Regular Interests, and the "residual interest" in Trust REMIC I shall consist of the Class R-I Certificates. The "regular interests" (within the meaning of Section 860G of the Code) in Trust REMIC II shall consist of the regular interests listed in the Preliminary Statement and the "residual interest" in Trust REMIC II shall consist of the Class R-II Certificates. The Depositor and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in Trust REMIC I other than the REMIC I Regular Interests and the Class R-I Certificates. The Depositor and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in Trust REMIC II other than those represented by the Class A, Class 9AP, Class 9AX, Class M, Class B, and Class R-II Certificates.

     (b) The Seller, on behalf of the Holders of the Class R-I Certificates, shall act as agent for the Class R-I Certificateholder as the "tax matters person" (within the meaning of the REMIC Provisions) for Trust REMIC I in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. The Seller, on behalf of the Holders of the Class R-II Certificates, shall act as agent for the Class R-II Certificateholder as the "tax matters person" (within the meaning of the REMIC Provisions) for Trust REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. By its acceptance of a Residual Certificate, each of its Holders shall have agreed to this appointment and shall have consented to the appointment of the Trustee as its agent to act on behalf of the applicable Trust REMIC pursuant to the specific duties outlined in this Agreement.

     (c) The Trustee shall act as attorney-in-fact and as agent on behalf of the tax matters person of each Trust REMIC and in that capacity the Trustee shall:

          (i) prepare, sign, and file federal and state tax returns using a calendar year as the taxable year for each Trust REMIC when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each Trust REMIC in compliance with the Code and shall provide copies of the returns as required by the Code;

          (ii) make an election, on behalf of each Trust REMIC, to be treated as a REMIC on the federal tax return of each Trust REMIC for its first taxable year, in accordance with the REMIC Provisions; and

          (iii) prepare and forward to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions and the Code. The expenses of preparing and filing the returns shall be borne by the Trustee. The Depositor and Servicer shall provide on a prompt and timely basis to the Trustee or its designee the information with respect to each Trust REMIC in their possession and reasonably required or requested by the Trustee to enable it to perform its obligations under this subsection.

         In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, the Trustee shall also:

          (A) act on behalf of each Trust REMIC in relation to any tax matter or controversy involving the Trust Fund,

          (B) represent the Trust Funds in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto, and

          (C) cause to be paid solely from the sources provided in this Agreement the amount of any taxes imposed on each Trust REMIC when and as it shall be payable (but the obligation shall not prevent the Trustee or any other appropriate person from contesting any tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of the tax, if permitted by law, pending the outcome of the proceedings). The expense of any such representation shall be borne by the Holders of the Residual Certificates unless the expense is caused by a breach of the Trustee's duties or the Servicer's duties under this Agreement, in which case the expenses shall be borne by the Trustee or the Servicer, as the case may be.

     (d) The Trustee shall provide (i) to any transferor of a Residual Certificate the information necessary for the application of any tax relating to the transfer of a Residual Certificate to any person who is not a permitted transferee, (ii) to the Certificateholders the information or reports required by the Code or the REMIC Provisions, including reports relating to interest, original issue discount and market discount, or premium, and (iii) to the Internal Revenue Service the name, title, address, and telephone number of the person who will serve as the representative of each Trust REMIC.

     (e) The Trustee, the Depositor, and the Holder of the Residual Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of the Trust REMICs as REMICs under the REMIC Provisions, and shall assist each other as necessary to create or maintain REMIC status. Neither the Trustee nor the Holder of the Residual Certificates shall take any action, cause the Trust Fund to take any action, or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could
(i) endanger the status of the Trust REMICs as REMICs or (ii) result in the imposition of a tax on the Trust REMICs (including the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions in Section 860G(d) of the Code) (either an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take the action) to the effect that the contemplated action will not endanger the REMIC status or result in the imposition of a tax.

     The Trustee shall not take or fail to take any action (whether or not authorized under this Agreement) as to which the Servicer or Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to the action. In addition, before taking any action with respect to either Trust REMIC or its respective assets, or causing either Trust REMIC to take any action, which is not expressly permitted under this Agreement, the Trustee will consult with the Servicer and Depositor or their designees, in writing, with respect to whether the action could cause an Adverse REMIC Event to occur with respect to either Trust REMIC, and the Trustee shall not take any such action or cause either Trust REMIC to take any such action as to which the Servicer or Depositor has advised it in writing that an Adverse REMIC Event could occur.

     In addition, before taking any action with respect to either Trust REMIC or their assets, or causing either Trust REMIC to take any action, which is not expressly permitted under of this Agreement, the Holders of the Residual Certificates will consult with the Trustee or its designee, in writing, with respect to whether the action could cause an Adverse REMIC Event to occur with respect to either Trust REMIC, and no person shall take any action or cause the Trust Fund to take any action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel about written advice, and the cost of same shall be borne by the party seeking to take action not expressly permitted by this Agreement.

     At all times required by the Code, the Servicer will, to the extent within its control and the scope of its duties under this Agreement, maintain substantially all of the assets of each Trust REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (f) If any tax is imposed on "prohibited transactions" of either Trust REMIC, as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of either Trust REMIC, as defined in Section 860G(c) of the Code, on any contributions to either Trust REMIC after its Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, the tax shall be charged (i) to the Servicer, if the tax results from a breach by the Servicer of any of its obligations under this Agreement or if the Servicer has in its sole discretion determined to indemnify the Trust Fund against the tax, (ii) to the Trustee, if the tax results from a breach by the Trustee of any of its obligations under this Article II, or (iii) otherwise against amounts on deposit in the Collection Account as provided by Section 3.07, and on the Distribution Date following the reimbursement, the aggregate of the taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if the taxes constituted a Prepayment Interest Shortfall.

     (g) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records for each Trust REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

     (h) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to either Trust REMIC (other than a Replacement Mortgage Loan permitted under this Agreement) unless the Servicer and the Trustee have received an Opinion of Counsel (at the expense of the party seeking to make the contribution) to the effect that the inclusion of the assets in the Trust REMICs will not cause either Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject either Trust REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state, and local law or ordinances.

     (i) Neither the Servicer nor the Trustee shall enter into any arrangement by which either Trust REMIC will receive a fee or other compensation for services nor permit either Trust REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (j) The Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each Trust REMIC within 30 days after the Closing Date.

     (k) Neither the Trustee nor the Servicer shall sell, dispose of, or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default, or foreclosure of a Mortgage Loan, including the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust REMICs, (iii) the termination of the Trust REMICs pursuant to Article X of this Agreement, or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust REMICs, nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to the Trust REMICs after the Closing Date, (a) unless it has received an Opinion of Counsel (at the expense of the party seeking to take the action) that the sale, disposition, substitution, or acquisition will not affect adversely the status of each Trust REMIC as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against the tax.

     (l) To enable the Trustee to perform its duties under this Agreement, the Depositor shall provide to the Trustee, within ten days after the Closing Date, all information that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans, and the Trustee shall be entitled to rely on any the information in the performance of its duties under this Agreement. Thereafter, the Servicer shall provide, promptly on request therefor, any additional information the Trustee reasonably requests to enable the Trustee to perform its duties under this Agreement, and the Trustee shall be entitled to rely on any of the information in the performance of its duties under this Agreement. The Depositor shall indemnify the Trustee for any loss, liability, damage, claim, or expense of the Trustee arising from any failure of the Depositor to provide, accurate information described in the first sentence of this clause (l) to the Trustee on a timely basis. The Servicer shall indemnify the Trustee for any loss, liability, damage, claim, or expense of the Trustee arising from any failure of the Servicer to provide, accurate information to the Trustee on a timely basis. The indemnification provisions under this Agreement shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.

     SECTION 2.07 Representations and Warranties of the Servicers.

     Each of the Servicers represents and warrants to, and covenants with, the Trustee for the benefit of the Certificateholders that as of the Closing Date:

     (a) The Servicer is a corporation duly chartered and validly existing in good standing under the laws of the jurisdiction of its organization, and is duly qualified or registered as a foreign corporation in good standing in each jurisdiction in which the ownership or lease or its properties or the conduct of its business requires qualification;

     (b) The Servicer has full corporate power and authority to service each Mortgage Loan and to execute, deliver, and perform this Agreement and has duly authorized by all necessary corporate action on the part of the Servicer the execution, delivery, and performance of this Agreement; and this Agreement has been duly executed and delivered by the Servicer and, assuming its due authorization, execution, and delivery by its other parties, constitutes a valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms.

     (c) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not violate the Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement, or other instrument to which the Servicer is a party or that may be applicable to the Servicer or any of its assets;

     (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation, or demand of any federal, state, municipal, or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties, or might have consequences that would affect its performance under this Agreement;

     (e) If any Mortgage Loan serviced by it has been registered on the MERS(R) System, the Servicer is a member of MERS in good standing; and

     (f) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer that would prohibit its entering into this Agreement or performing its obligations under this Agreement.

     The representations and warranties in this Section 2.07 shall survive the issuance and delivery of the Certificates and shall be continuing as long as any Certificate is outstanding.

     SECTION 2.08 Representations and Warranties of the Depositor.

     The Depositor represents and warrants to the Trustee on behalf of the Certificateholders as of the Closing Date as follows:

     (a) The Depositor is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, and has full corporate power and authority to enter into and perform its obligations under this Agreement;

     (b) This Agreement has been duly authorized, executed and delivered by the Depositor and, assuming due authorization, execution, and delivery by the other parties, constitutes a valid and legally binding obligation of the Depositor, enforceable against it in accordance with its terms;

     (c) The execution, delivery, and performance of this Agreement by the Depositor will not (i) conflict with any provision of the charter or by-laws of the Depositor or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree, or the like affecting the Depositor or by which the Depositor is bound or (ii) result in a breach of or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under any indenture or other material agreement to which the Depositor is a party or by which the Depositor is bound, that in the case of either clause (i) or (ii) will have a material adverse effect on the Depositor's ability to perform its obligations under this Agreement.

     (d) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor before any court, governmental authority, arbitrator, or instrumentality that if determined adversely to the Depositor may reasonably be expected, individually or in the aggregate, to have a material and adverse affect on the Depositor's ability to perform its obligations under this Agreement or to affect the legality, validity, or enforceability of this Agreement.

     (e) Except for permits and similar authorizations required under the securities or "blue sky" laws, no consent, approval, authorization, or order of any court or governmental agency or body or any outside party is required for the execution, delivery, and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization, or order is required, the Depositor has obtained it.

     (f) Except for Morgan, Stanley & Co. Incorporated and Credit Suisse First Boston Corporation, the Depositor has not dealt with any broker or agent or other person who might be entitled to compensation in connection with the transaction contemplated by this Agreement other than the Purchaser and its affiliates, accountants, attorneys, advisors, or consultants, unless the compensation will be paid on the Closing Date or is not payable out of the proceeds of the transaction.

     (g) The Depositor is solvent and the transfer of the Mortgage Loans will not cause the Depositor to become insolvent. The transfer of the Mortgage Loans is not undertaken with the intent to hinder, delay, or defraud any of the Depositor's creditors.

     The representations and warranties in this Section shall survive the Closing Date.


                                 ARTICLE III
                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     SECTION 3.01 Servicer to Service Mortgage Loans.

     The Servicer shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do anything it deems appropriate in connection with servicing and administering the Mortgage Loans, all in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and generally in a manner consistent with Fannie Mae guidelines except as otherwise expressly provided in this Agreement. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Sub-Servicer shall, pursuant to a power of attorney granted hereby by the Trustee for these purposes, when the Servicer or the Sub-Servicer, as the case may be, believes it appropriate in its best judgment, execute and deliver, on behalf of the Certificateholders or the Trustee, any instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Servicer shall furnish to the Trustee for execution and redelivery to the Servicer or, at the request of the Servicer, a Sub-Servicer, the documents appropriate to enable the Servicer to service and administer the Mortgage Loans, and the Trustee shall not be responsible for the Servicer's application thereof. The Servicer agrees to remain eligible as either a Fannie Mae or Freddie Mac seller/servicer for so long as it is Servicer.

     All Servicing Advances made by the Servicer in effecting the timely payment of taxes, insurance, and assessments on the Mortgaged Properties shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of the Mortgage Loan so permit, and the Servicing Advances shall be recoverable by the Servicer to the extent permitted by Sections 3.07 and 3.19.

     Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or default is, in the judgment of the Servicer, imminent) permit any modification of any Mortgage Loan (i) that would change the Net Mortgage Rate or reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or (ii) that would both constitute a sale or exchange of the Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary, or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of the Mortgage Loan that is a Principal Prepayment made (or treated as made) by the Mortgagor of the entire principal balance of a Mortgage Loan) and cause either Trust REMIC to fail to qualify as a REMIC under the Code.

     The Servicer may register any Mortgage Loan on the MERS(R) System, or cause the removal from registration of any Mortgage Loan on the MERS(R) System, and execute and deliver, on behalf of the Trustee and the Certificateholders, any instruments of assignment and other comparable instruments with respect to the assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

     SECTION 3.02 Sub-Servicing Agreements Between Servicer and Sub-Servicers; Enforcement of Sub-Servicer's Obligations.

     (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of all or part of the Mortgage Loans. References in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Sub-Servicer on behalf of the Servicer. Each Sub-Servicing Agreement will be on terms consistent with this Agreement. The Servicer shall give the Trustee prompt written notice of the appointment of any Sub-Servicer. For purposes of this Agreement, the receipt by a Sub-Servicer of any amount with respect to a Mortgage Loan (other than amounts representing servicing compensation or reimbursement for an advance) shall be treated as the receipt by the Servicer of the amount. The Sub-Servicer shall deposit all collections in an Eligible Account.

     (b) As part of its servicing activities under this Agreement, the Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. The enforcement, including the legal prosecution of claims, termination of Sub-Servicing Agreements as appropriate, and the pursuit of other remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of the enforcement at its own expense but shall be reimbursed therefor only (i) from a general recovery resulting from the enforcement only to the extent that the recovery exceeds all amounts due on the related Mortgage Loans or (ii) from a specific recovery of costs, expenses, or attorneys' fees against the party against whom the enforcement is directed.

     (a) The Servicer may terminate any Sub-Servicing Agreement in accordance with its terms and without any limitation by virtue of this Agreement. If the Servicer is no longer the Servicer under this Agreement the Servicer shall, if so directed by the Trustee or the successor Servicer, terminate each Sub-Servicing Agreement that may have been entered into, and the Trustee and the successor servicer shall not be considered to have assumed any of the Servicer's interest in any Sub-Servicing Agreements, or to have replaced the Servicer as a party to any Sub-Servicing Agreement.

     SECTION 3.03 Liability of the Servicer.

     Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with this Agreement to the same extent and under the same terms as if the Servicer alone were servicing and administering the Mortgage Loans without diminution of its obligations by virtue of the Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer. The Servicer may enter into any agreement with a Sub-Servicer for indemnification of the Servicer and nothing contained in this Agreement shall limit or modify the indemnification.

     SECTION 3.04 No Contractual Relationship Between Sub-Servicer and Trustee or Certificateholders.

     Any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be considered to be between the Sub-Servicer and the Servicer alone, and the Trustee and Certificateholders shall not be considered parties thereto and shall have no rights or obligations with respect to the Sub-Servicer.

     SECTION 3.05 Collection of Mortgage Loan Payments.

     Continuously from the date of this Agreement until the principal and interest on all Mortgage Loans are paid in full, the Servicer shall diligently collect all payments due under each of the Mortgage Loans when they become due and shall follow collection procedures in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry to the extent they are consistent with this Agreement. The Servicer's obligation to make Advances shall not be affected by this requirement.

     SECTION 3.06 Establishment of Collection Account; Deposit in Collection Account.

     The Servicer shall, and shall cause the Sub-Servicer to, segregate all funds received pursuant to a Mortgage Loan from any of its own assets and shall establish and maintain one or more Collection Accounts for the benefit of the Certificateholders (collectively, the "Collection Account") in the form of a trust account, in the name of "LaSalle Bank National Association, as Trustee, in trust for the Certificateholders of Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2, Collection Account." The Collection Account shall be established with a commercial bank, a savings bank, or a savings and loan association. The Servicer may invest, or cause the institution maintaining the Collection Account to invest, moneys in the Collection Account in Eligible Investments, which shall mature not later than the Business Day preceding the Servicer Remittance Date following the date of the investment and shall not be sold or disposed of before its maturity. All income and gain realized from any investments shall be for the benefit of the Servicer as additional compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred on any of these investments (to the extent not offset by income from other investments) shall be deposited in the Collection Account by the Servicer out of its own funds. If the Trustee becomes the Servicer, the Trustee shall not be required to deposit the amount of any loss incurred or caused before its becoming the Servicer.

     The Servicer shall deposit and retain in the Collection Account (a) on each Servicer Remittance Date all Monthly P&I Advances made by the Servicer pursuant to Section 4.04 and (b) on a daily basis (and not later than the second Business Day following receipt):

          (1) All payments of principal of the Mortgage Loans received after the Cut-off Date other than the principal portion of scheduled monthly payments due through the Cut-off Date, and all Principal Prepayments collected from the Cut-off Date;

          (2) All payments of interest on the Mortgage Loans net of the Servicing Fee received after the Cut-off Date other than the interest portion of scheduled monthly payments due through the Cut-off Date;

          (3) Net Liquidation Proceeds;

          (4) All Insurance Proceeds received by the Servicer under any title, hazard, or other insurance policy, including amounts required to be deposited pursuant to Sections 3.14 and 3.16, other than proceeds to be held in the Escrow Account or applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures or otherwise applied or held as required by applicable law;

          (5) All condemnation awards or settlements affecting any Mortgaged Property that are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures;

          (6) All Repurchase Proceeds;

          (7) All amounts representing revenues under the insurance provided pursuant to Section 3.15 to the extent of any losses borne by any Certificateholder;

          (8) All revenues from any Mortgaged Property acquired by the Servicer by foreclosure or deed in lieu of foreclosure net of any unreimbursed Advances for the related Mortgage Loan; and

          (9) Any other amounts required to be deposited pursuant to this Agreement.

     SECTION 3.07 Permitted Withdrawals from the Collection Account.

     The Servicer may withdraw funds from the Collection Account for the following purposes:

          (1) to reimburse itself for Advances made pursuant to Section 4.04 (including amounts to reimburse the related Sub-Servicer for advances made pursuant to the applicable Sub-Servicing Agreement), the Servicer's and the Sub-Servicer's right to receive reimbursement pursuant to this subclause (1) being limited to amounts received on particular Mortgage Loans that represent late collections (net of the Servicing Fees) on those particular Mortgage Loans;

          (2) to reimburse itself for Advances not reimbursed under subclause
     (1), or to reimburse the related Sub-Servicer, the Servicer's right to receive reimbursement or make payments to the Sub-Servicer pursuant to this subclause (2) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Insurance Proceeds, and condemnation awards;

          (3) to reimburse itself (or the related Sub-Servicer) for expenses incurred by and recoverable by or reimbursable to it pursuant to Section
     3.01 or 3.14;

          (4) to reimburse itself (or the related Sub-Servicer) for any Nonrecoverable Advances;

          (5) to pay to itself (or the related Sub-Servicer) income earned on the investment of funds deposited in the Collection Account;

          (6) to make deposits into the Distribution Account by 1:00 PM New York time on each Servicer Remittance Date in an amount equal to the Available Distribution Amount for the related Distribution Date;

          (7) to make payments to itself or others pursuant to this Agreement, and to clear and terminate the Collection Account upon the termination of this Agreement; and

          (8) to withdraw amounts deposited in error.

     The Servicer shall maintain accounting records on a loan-by-loan basis for the Collection Account. The Servicer shall give notice to the Trustee and the Depositor and each Rating Agency of any change in the location of the Collection Account, before its use. Notwithstanding anything to the contrary in this Agreement, no scheduled monthly payment on a Mortgage Loan shall be permitted to remain in the Collection Account for more than 12 months. Any portion of any scheduled monthly payment on a Mortgage Loan that has remained in the Collection Account for 12 months shall be considered a Principal Prepayment and distributed to Certificateholders pursuant to this Agreement on the first Distribution Date following the end of the 12 month period.

     SECTION 3.08 Establishment of Escrow Account; Deposits in Escrow Account.

     The Servicer shall, and shall cause the Sub-Servicer to, segregate all funds collected on a Mortgage Loan that constitute Escrow Payments from any of its own funds and general assets, and shall establish and maintain one or more Escrow Accounts in the form of trust accounts. The Escrow Accounts shall be established with a commercial bank, a mutual savings bank, or a savings and loan association the deposits of which are insured by the FDIC in a manner that provides maximum available insurance thereunder, and that may be drawn on by the Servicer. The Servicer shall give notice to the Trustee of the location of any Escrow Account, and of any change in location, before its use. Nothing in this paragraph shall be considered to require the Servicer to collect Escrow Payments in the absence of a provision in the related Mortgage requiring their collection.

     The Servicer shall deposit, or cause to be deposited, in any Escrow Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on the Mortgage Loans, for effect timely payment under Section 3.09 and (ii) all amounts representing proceeds of any hazard insurance policy that are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the related Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the related Mortgagor notwithstanding that the Escrow Account is non-interest-bearing or that interest paid on it is insufficient to satisfy legal requirements.

     SECTION 3.09 Permitted Withdrawals from Escrow Account.

     Withdrawals from any Escrow Accounts may be made by the Servicer to the extent consistent with the terms of the related Mortgage Loan Documents only
(i) to effect timely payments of ground rents, taxes, assessments, water rates, Standard Hazard Policy premiums, or other items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer for a related Mortgage Loan, but only from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder, (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the related Mortgage Loan or under applicable law, (iv) for application to restoration or repair of the related Mortgaged Property, (v) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vi) to clear and terminate the Escrow Account on the termination of this Agreement, or (vii) to withdraw amounts deposited in error.

     SECTION 3.10 Payment of Taxes, Insurance, and Other Charges.

     The Servicer shall maintain accurate records for each Mortgage Loan reflecting any delinquencies or nonpayments of taxes, assessments, and Standard Hazard Policy premiums. The Servicer assumes full responsibility for ensuring the payment of all those bills and shall effect payments of all those bills irrespective of each Mortgagor's faithful performance in the payment of same or the Escrow Payments, and shall make advances from its own funds to effect the payments.

     SECTION 3.11 Transfer of Accounts.

     The Servicer may transfer the Collection Account or Escrow Account to an Eligible Account maintained with a different depository institution from time to time.

     SECTION 3.12 Year 2000 Compliance.

     The Servicer covenants that its computer and other systems used in servicing the Mortgage Loans have been modified to the extent necessary to operate in a manner such that the Servicer can service the Mortgage Loans in accordance with this Agreement and the Servicer can operate its business in the same manner as it was operating before January 1, 2000.

     SECTION 3.13 Maintenance of the Primary Insurance Policies.

     The Servicer shall not take, or permit any Sub-Servicer to take, any action that would result in non-coverage under any applicable primary mortgage insurance policy of any loss that, but for the actions of the Servicer or Sub-Servicer, would have been covered. Except as otherwise required by applicable law, to the extent coverage is available the Servicer shall keep any primary mortgage insurance policy that was obtained at the origination of the Mortgage Loan in full force on each Mortgage Loan whose Loan-to-Value Ratio is 80% or more in an amount equal to the amount by which the unpaid principal balance of the related Mortgage Loan exceeds 75% of the value (as described in the definition of Loan-to-Value Ratio) of the related Mortgaged Property. The Servicer shall not cancel or refuse to renew any primary mortgage insurance policy or consent to any Sub-Servicer canceling or refusing to renew any primary mortgage insurance policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force under this Agreement unless the replacement primary mortgage insurance policy for the canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is rated at least as high as the original insurer or is acceptable to each Rating Agency, as confirmed in writing by each Rating Agency, unless otherwise required by law.

     SECTION 3.14 Maintenance of Standard Hazard Policies.

     (a) The Servicer shall cause to be maintained for each Mortgage Loan a Standard Hazard Policy with any extended coverage that is prudent in the area where the Mortgaged Property is located in an amount that is equal to the greater of (i) the lesser of (A) 100% of the maximum insurable value of the improvements securing the Mortgage Loan or (B) the principal balance owing on the Mortgage Loan, or (ii) the amount required to prevent the Mortgagor or mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified at the time of origination in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding Principal Balance of the Mortgage Loan, (ii) the full insurable value of the Mortgaged Property or (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Servicer shall also maintain on property acquired in foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan, (i) fire and hazard insurance with extended coverage in an amount that is not less than the lesser of (x) the outstanding principal balance of the Mortgage Loan or (y) the maximum insurable value of the improvements that are a part of the property, (ii) liability insurance, and (iii) to the extent available, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited, subject to applicable law, in the Collection Account. No earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan, other than pursuant to applicable laws and regulations. All the Standard Hazard Policies and other policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer or its designee. Any Standard Hazard Policies or other policies may be in the form of blanket policies. If any claim arises in connection with a hazard loss under a blanket policy, the Servicer shall deposit in the Distribution Account from its own funds any amount not payable under the blanket policy because of a deductible clause in the policy and not otherwise payable under an individual policy. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, except as limited by the terms of the related Mortgage Loan Documents, and except that the Servicer shall not accept insurance policies from insurance companies that are not acceptable insurers in the discretion of the Servicer.

     (b) Any cost incurred by the Servicer in maintaining any of the foregoing insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. The costs (other than the costs of maintaining a blanket hazard insurance policy not attributable to a specific Mortgaged Property) shall be recoverable by the Servicer from the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or to the extent permitted by Section 3.07.

     SECTION 3.15 Fidelity Bond and Errors and Omissions Insurance.

     The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees, or other persons acting on behalf of the Servicer in any capacity with regard to the Mortgage Loans who handle funds, or documents relating to the Mortgage Loans. Any fidelity bond and errors and omissions insurance must insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions, and negligent acts of the persons, and shall be maintained at the minimum level, and shall otherwise be in the form, accepted by Fannie Mae with respect to Fannie Mae-approval of servicers. No provision of this Section 3.15 requiring the fidelity bond and errors and omissions insurance shall affect the Servicers obligations under this Agreement. On request of the Trustee, the Servicer shall deliver to the Trustee a certification evidencing coverage under the fidelity bond and insurance policy. Promptly on receipt of any notice from the surety or the insurer that the fidelity bond or insurance policy has been terminated or modified in a materially adverse manner, the Servicer shall notify the Trustee and each Rating Agency of the termination or modification.

     SECTION 3.16 Collections under Insurance Policies; Enforcement of Due-On-Sale Clauses; Assumption Agreements.

     (a) In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present claims to the insurer under any Standard Hazard Policies on behalf of itself, the Trust Fund, and the Certificateholders and, in this regard, to take any reasonable action necessary to permit recovery under any insurance policies. Pursuant to Section 3.06, the Servicer shall deposit Insurance Proceeds in the Collection Account.

     (b) When any Mortgaged Property is conveyed by the Mortgagor, the Servicer shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted by the Mortgage Note or Mortgage and applicable law. Subject to the foregoing, the Servicer is authorized to enter into an assumption or substitution agreement with the person to whom the property has been or is about to be conveyed. In connection with the assumption or substitution, the Servicer shall apply customary underwriting standards and follow customary practices and procedures that it applies to mortgage loans owned solely by it.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not have breached any of its obligations under this Agreement due to any conveyance by the Mortgagor of the Mortgaged Property or any assumption of a Mortgage Loan by operation of law that the Servicer in good faith determines it may be restricted by law from preventing, for any reason whatsoever.

     (c) If the Servicer enters into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage pursuant to Section 3.16(b), the Servicer shall so notify the Trustee by forwarding to the Trustee the original of the assumption or substitution agreement, which shall be added to the related Mortgage File. In connection with any such assumption, modification agreement, or substitution agreement, the interest rate and principal amount of the related Mortgage Note shall not be changed and the maturity of the Mortgage Note shall not be extended, nor shall it be shortened by more than one year. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement for a Mortgage Loan shall be retained by the Servicer as additional servicing compensation. The Servicer shall bear any expense incurred in connection with entering into any assumption or substitution of liability agreement.

     SECTION 3.17 Income and Realization from Defaulted Mortgage Loans.

     The Servicer, on behalf of the Trust Fund, shall foreclose on or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.05, shall manage, conserve, protect, and operate the Mortgaged Properties for the purposes of their prompt disposition and sale, and shall dispose of the Mortgaged Properties on terms it deems in the best interests of the Certificateholders. The Servicer shall sell the property within three years from the foreclosure or conversion or such longer period as would not prevent the Mortgaged Property from constituting "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

     In connection with these activities, the Servicer shall follow practices and procedures it deems appropriate that are customary in its general mortgage servicing activities, including its management of foreclosed properties for a temporary period as contemplated in this Agreement. The foregoing is subject to the provisions of Section 3.19 of this Agreement and to the proviso that the Servicer shall not be required to expend its own funds in connection with any management, foreclosure, restoration of any property unless it determines that the management, restoration, or foreclosure will increase the Liquidation Proceeds of the Mortgage Loan to Certificateholders after reimbursement to itself for its expenses (respecting which it shall have priority for purposes of withdrawals from the Collection Account pursuant to Section 3.07).

     The income earned from the management of the Mortgaged Properties, net of reimbursement to the Servicer for expenses (including any taxes) incurred in connection with managing the Mortgaged Properties, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though the Mortgage Loans were still current) and all the income shall be considered, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Collection Account. To the extent the income received exceeds the amount attributable to amortizing principal and accrued interest at the Net Mortgage Rate on the related Mortgage Loan, the excess shall be deposited in the Collection Account. The net income from the rental or sale of a REO Property shall be deposited in the Collection Account within two Business Days after its receipt by the Servicer. The Trust Fund shall pay to the Servicer an REO Property servicing fee equal to two percent of the Liquidation Proceeds of the REO Property as of the date of the liquidation.

     The Servicer shall take into account the existence of any hazardous substances, hazardous wastes, or solid wastes, as the terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resources Conservation and Recovery Act of 1976, or other federal, state, or local environmental legislation, on a Mortgaged Property in determining whether to foreclose on or otherwise comparably convert the ownership of the property. If the Servicer has actual knowledge of any such substance or waste, it shall consult with the Trustee regarding the appropriate course of action. The Servicer shall not institute foreclosure actions with respect to a property containing hazardous substances or waste as described above if it reasonably believes that the action would not be consistent with Accepted Servicing Practices, and in no event shall the Servicer manage, operate, or take any other action with respect thereto that the Servicer in good faith believes will result in "clean-up" or other liability under applicable law.

     SECTION 3.18 Trustee to Cooperate; Release of Mortgage Files.

     (a) On becoming aware of the payment in full of any Mortgage Loan, or that payment in full will be made from funds held in escrow, the Servicer shall notify the Trustee (and if the Trustee does not hold the related Mortgage File, the custodian of the Mortgage File) by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with the payment that are required to be deposited in the Collection Account pursuant to Section 3.06 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. On receipt of the certification and request, within five Business Days the Trustee (or the related custodian) shall release the related Mortgage File to the Servicer and the Trustee shall execute and deliver to the Servicer the request for reconveyance, deed of reconveyance, or release or satisfaction of mortgage or the other instruments releasing the lien of the Mortgage provided by the Servicer to the Trustee, together with the Mortgage Note with written evidence of cancellation thereon, and the Trustee shall have no further responsibility with respect to the Mortgage File.

     Upon any payment in full from an escrow of funds for that purpose, the Servicer is authorized to procure from the Trustee under the Mortgage that secured the Mortgage Note a deed of full reconveyance covering the property encumbered by the Mortgage, which assignment of Mortgage, except as otherwise provided by any applicable law, shall be recorded by the Servicer in the appropriate land records in the jurisdiction in which the assignment of Mortgage is recorded, or, as the case may be, to procure from the Trustee an instrument of satisfaction or, if the Mortgagor so requests, an assignment without recourse, which deed of reconveyance, instrument of satisfaction, or assignment shall be delivered by the Servicer to the person or persons entitled thereto. If the Mortgage has been registered on the MERS(R) System, the Servicer shall cause the removal of the Mortgage from registration on the MERS(R) System and execute and deliver, on behalf of the Trustee and the Certificateholders, any instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or to the Trustee.

     (b) The Servicer may deliver to the Trustee a certificate of a Servicing Officer requesting that possession of the Mortgage File be released to the Servicer as appropriate for the servicing or foreclosure of any Mortgage Loan and certifying as to the reason for the release and that the release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the insurance policies required by this Agreement. With the certificate, the Servicer shall require that the Trustee release the Mortgage File, and, within five Business Days, the Trustee shall deliver, or cause the related custodian to deliver, the Mortgage File to the Servicer. The Servicer shall cause each Mortgage File so released to be returned to the Trustee (or the related custodian) when the Servicer's need for it no longer exists, unless (i) the Mortgage Loan has been liquidated and the net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or (ii) the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the person to which the Mortgage File or the document was delivered and the purpose of the delivery.

     (c) On written request of the Servicer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale, or other documents prepared and delivered by the Servicer to the Trustee necessary to the foreclosure or trustee's sale of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with the documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that the pleadings or documents be executed by the Trustee and certifying as to the reason the documents or pleadings are required and that their execution and delivery by the Trustee will not invalidate any insurance coverage under the insurance policies required under this Agreement or invalidate or otherwise affect the lien of the Mortgage, except for the termination of the lien on completion of the foreclosure or trustee's sale.

     SECTION 3.19 Servicing Compensation, Compensating Interest, and Reimbursement of Advances.

     The Servicer, as compensation for its activities under this Agreement, shall be entitled to retain the Servicing Fee from collections on the Mortgage Loans. The Servicing Fee for each period ending on each Distribution Date shall be reduced by an amount equal to interest shortfalls resulting from Principal Prepayments by a Mortgagor during the related Prepayment Period to the extent they do not exceed the sum of the Servicing Fee to which the Servicer is entitled for the Distribution Date and any other servicing compensation to which the Servicer may be entitled under this Agreement for the Distribution Date. The interest shortfalls on a Mortgage Loan are the excess of one month's interest at the Net Mortgage Rate on the Principal Balance of the Mortgage Loan before taking into account the Principal Prepayment over the amount of interest paid by the Mortgagor for the Prepayment Period. The Servicer shall, on the Servicer Remittance Date, deposit to the Distribution Account as compensating interest the reduction in the Servicing Fee due on the Distribution Date. In addition, the Servicer shall be entitled to reimbursement for Advances and Nonrecoverable Advances, all as specified by Section 3.07. The amount of compensation or reimbursement provided for shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. The Servicing Fee with respect to any Mortgage Loan will accrue on the same basis as interest accrues on the Mortgage Loan.

     Additional servicing compensation in the form of assumption fees, prepayment fees, and late payment charges shall be retained by the Servicer, to the extent permitted by applicable law. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities under this Agreement (including the fees and expenses of the Trustee and any Sub-Servicer) and shall not be entitled to reimbursement for them except as specifically provided in Sections 3.07 and 3.17.

     SECTION 3.20 Annual Statement as to Compliance.

     The Servicer will deliver to the Seller, the Depositor, and the Trustee by March 31 of each year, beginning with March 31, 2001, an Officers' Certificate stating, as to each of its signers, that

     o a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under the officer's supervision,

     o to the best of the officer's knowledge, based on the review, the Servicer has fulfilled all its obligations under this Agreement throughout the year, or if the Servicer has defaulted in any of its obligations, specifying each default known to the officer and its nature and status, and

     o to the best of the officer's knowledge, each Sub-Servicer has fulfilled its obligations under its Sub-Servicing Agreement in all material respects, or if the Sub-Servicer has defaulted in any of its obligations, specifying each default known to the officer and its nature and status.

     Copies of the statement shall be provided to each Rating Agency by the Servicer. Copies of the statement shall also be provided by the Servicer to any Certificateholder on request. If the Servicer fails to provide the copies and a Responsible Officer of the Trustee is aware that the Servicer has not so provided copies, the Trustee shall provide the copies at the Servicer's expense if the Trustee has received the statement.

     SECTION 3.21 Annual Independent Public Accountants' Servicing Report.

     By March 31 of each year, beginning with March 31, 2001, the Servicer at its expense shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Seller, the Depositor, and the Trustee to the effect that the firm has examined certain documents and records relating to the servicing of the Mortgage Loans and that, on the basis of the examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, the servicing has been conducted in compliance with the manner of servicing set forth in pooling and servicing agreements substantially similar to this Agreement, except for (i) exceptions the firm believes to be immaterial and (ii) other exceptions noted in the statement. Copies of the statement shall be provided to each Rating Agency, and, on request, to the Certificateholders, by the Servicer, or by the Trustee at the Servicer's expense if the Trustee has received the statement and the Servicer fails to provide the copies and the Trustee is aware that the Servicer has not so provided copies. If the firm requires the Trustee to agree to the procedures performed by the firm, the Servicer shall direct the Trustee in writing to so agree. The Trustee will deliver the letter of agreement in conclusive reliance on the direction of the Servicer, and the Trustee shall not make any independent inquiry or investigation as to, and shall have no liability for the sufficiency, validity, or correctness of the procedures.

     SECTION 3.22 Access to Certain Documentation.

     The Servicer shall provide access to the documentation regarding the Mortgage Loans to any of the Seller, the Trustee, the Depositor, and the Certificateholders that are savings and loan associations, banks, or insurance companies, or examiners of any federal or state banking or insurance regulatory authority if so required by applicable regulations of any regulatory authority, the access to be afforded subject to reimbursement for expenses without charge but only on reasonable request and during normal business hours at the offices of the Servicer designated by it.

     SECTION 3.23 Trustee to Act as Servicer.

     If HomeSide Lending, Inc. is no longer a Servicer under this Agreement, Bank One, National Association shall assume all the rights and obligations of HomeSide as Servicer subsequently arising under this Agreement.

     If Bank One is no longer a Servicer under this Agreement or if HomeSide Lending, Inc. is the retiring Servicer and Bank One, National Association has not assumed its rights and obligations under this Agreement, the Trustee (or any successor Servicer appointed by the Trustee, acting in accordance with
Section 7.02) shall assume all of the rights and obligations of the retiring Servicer subsequently arising under this Agreement (except that the Trustee shall not be liable for losses in connection with Eligible Investments required to be paid by the retiring Servicer pursuant to Section 3.06 or 4.01, obligated to make Advances if prohibited by applicable law, nor to effectuate repurchases or substitutions of Mortgage Loans under this Agreement as substitute Servicer, including pursuant to Section 2.04, and except that the Trustee makes no representations and warranties under this Agreement, including pursuant to Section 2.04). If either of the Servicers is no longer a Servicer, the Trustee (or any other successor servicer) shall, unless it elects to terminate any Sub-Servicing Agreements of the retiring Servicer, succeed to the rights and obligations of the retiring Servicer under any Sub-Servicing Agreement to which the retiring Servicer is a party and shall be considered to have assumed the retiring Servicer's interest therein. The retiring Servicer shall not thereby be relieved of any liability or obligations under this Agreement, any Sub-Servicing Agreement, or substitute servicing agreement arising before the date of the succession. All costs incurred by the Trustee in the transfer of servicing obligations to the Trustee or its designee shall be borne by the retiring Servicer. If the retiring Servicer does not pay the Trustee these costs within 60 days of a demand for their payment, the Trust Fund will bear these costs, which if borne by the Trust Fund are Extraordinary Trust Fund Expenses.

     The retiring Servicer shall, upon request of the Trustee, but at the expense of the retiring Servicer, deliver to the assuming party all documents and records relating to the Mortgage Loans then being serviced under this Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of servicing to the assuming party.

     SECTION 3.24 Servicer Not to Resign.

     Neither Bank One, National Association nor HomeSide Lending, Inc. shall resign from the obligations imposed on it under this Agreement as a Servicer except on determination that the obligations and duties under this Agreement are no longer permissible under applicable law or except in connection with a permitted assignment pursuant to Section 6.02. Any such determination that the Servicer's obligations are no longer permissible shall be evidenced by an Opinion of Counsel to the effect delivered to the Trustee. The Servicer shall give notice of any proposed resignation to the Trustee, the Certificateholders and the Rating Agencies. No resignation by the Servicer shall become effective until the Trustee or a successor Servicer has assumed the Servicer's obligations in accordance with Section 7.02 or shall affect any obligation of the Seller under this Agreement.


                                  ARTICLE IV
                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

     SECTION 4.01 Distributions.

     (a) The Trustee shall establish and maintain a Distribution Account as an Eligible Account for the benefit of the Certificateholders (the "Distribution Account") in the form of a trust account, in the name of "LaSalle Bank National Association, as Trustee, in trust for the Certificateholders of Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2, Distribution Account." The Collection Account shall be established with a commercial bank, a savings bank, or a savings and loan association, which may be the Trustee. On each Servicer Remittance Date the Servicer shall remit to the Trustee for deposit into the Distribution Account by 1:00 PM New York time via federal reference wire an amount equal to the Available Distribution Amount for the related Distribution Date. On each Distribution Date, the Trustee shall withdraw from the Distribution Account and pay to itself any interest earned on funds in that account from the Servicer Remittance Date to that Distribution Date and any Extraordinary Trust Fund Expenses then due to the Trustee. In addition, on each Distribution Date, the Trustee shall withdraw from the Distribution Account an amount equal to the Available Distribution Amount and distribute to the Certificateholders the following amounts from the Available Distribution Amount by 1:30 P.M. New York City time, in the order provided in this Section 4.01(a). All references in this Section to the aggregate Certificate Principal Balance of any Class of Certificates shall be to the aggregate Certificate Principal Balance of the Class before reduction for any Realized Losses and Extraordinary Trust Fund Expenses to be allocated to the Class of Certificates on the Distribution Date pursuant to Section
4.05. Distributions on the Certificates will be made on each Distribution Date from the Available Distribution Amount for the following purposes and in the following order:

          (1) To pay interest to the Holders of each Class of Senior Certificates and to the Class 9AX Certificates from the portion of the Available Distribution Amount for the Distribution Date attributable to collections from its related Sub-Pool, up to an amount equal to the Interest Distribution Amount for the Class for the Distribution Date. If an Interest Shortfall exists for Certificate Group 9, the Class 9A1, 9A2, 9A3, and 9AX Certificates shall be paid interest pro rata based on their respective Interest Distribution Amounts.

          (2) To pay principal to the Holders of the Class 9AP Certificates from the remaining portion of the Available Distribution Amount for the Distribution Date attributable to collections from Sub-Pool 9 the PO Principal Distribution Amount for the Distribution Date for Certificate Group 9 until their Certificate Principal Balances are reduced to zero.

          (3) To pay principal (in the manner specified in 4.01(b) in the case of Certificate Group 9) to the Holders of each Class of Senior Certificates from the remaining portion of the Available Distribution Amount for the Distribution Date attributable to collections from its related Sub-Pool, concurrently (i) up to the Senior Principal Distribution Amount for the related Certificate Group and (ii) up to the Interest Accrual Amount in the case of the Class 9A2 Certificates, until their Certificate Principal Balances are reduced to zero.

          (4) To pay interest to the Holders of each Class of Senior Certificates and the Class 9AX Certificates related to a Certificate Group that has an Interest Shortfall pro rata based on their respective unpaid Interest Distribution Amount.

          (5) To pay principal to the Holders of the Class 9AP Certificates if Certificate Group 9 had a PO Shortfall until their Certificate Principal Balances are reduced to zero.

          (6) To pay principal to the Holders of each Class of Senior Certificates (in the manner specified in 4.01(b) in the case of Certificate Group 9) related to a Certificate Group that has a Principal Shortfall pro rata based on their respective unpaid Senior Principal Distribution Amount (or the Interest Accrual Amount in the case of Class
     9A2) until their Certificate Principal Balances are reduced to zero.

          (7) To pay principal in an amount equal to Shifted Principal and Redirected Subordinate Principal:

               First. To the Holders of the Senior Certificates of each Priority Pool up to an amount equal to the aggregate Spread pro rata based on the related Spreads; and

               Second. To the Holders of the Senior Certificates pro rata based on their Certificate Principal Balances; and

               Third. To the Holders of the Subordinate Certificates any remaining amounts, to be treated as though they are amounts from clauses (x) and (y) of the definition of Subordinate Principal Distribution Amount in the manner specified in clause (B) of the definition of Principal Distribution Amount until their Certificate Principal Balances are reduced to zero.

          (8) To pay interest and principal to the Holders of Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates in that order and to each Class the below amounts in full before paying anything to the next entitled Class

               (A) interest in an amount equal to the sum of their Interest Distribution Amount for the Distribution Date, and

               (B) principal in an aggregate amount equal to their Principal Distribution Amount until their Certificate Principal Balances are reduced to zero.

          (9) If any Realized Losses have been allocated to any Class of Certificates pursuant to Section 4.05(b), to pay an amount equal to the aggregate amount of those losses not previously reimbursed under this subclause to each Class to which any of those losses have been allocated up to the unreimbursed portion of their allocation, payable first to the Holders of Class 9AP and Class A Certificates pro rata based on the amount of those losses allocated to the Class 9AP and Class A Certificates, second to the Holders of each Class of Class M Certificate in order of numerical class designation, and then to the Holders of each Class of Class B Certificates, in order of numerical class designation.

          (10) To pay to the Reserve Fund any amount required to be deposited to it pursuant to Section 4.09.

          (11) To pay any remainder of the Available Distribution Amount to the Holders of the Class R-II Certificates.

Notwithstanding any other provision of this Agreement to the contrary, in no month may distributions of interest on the Certificates in the aggregate exceed the sum of the amount of collections of interest included in the Available Distribution Amount and the Interest Accrual Amount. A "Principal Shortfall" exists for a Certificate Group if the portion of the Available Distribution Amount for the Distribution Date attributable to collections from the related Sub-Pool is less than the aggregate of the Interest Distribution Amount, the PO Principal Distribution Amount in the case of Certificate Group 9, and the Senior Principal Distribution Amount for the related Senior Certificate for the Distribution Date and, in the case of Certificate Group 9, the Interest Accrual Amount for the Distribution Date. A "PO Shortfall" exists for Certificate Group 9 if the portion of the Available Distribution Amount for a Distribution Date attributable to collections from Sub-Pool 9 is less than the aggregate of the Interest Distribution Amount for the related Senior Certificates, the Interest Distribution Amount for the Class 9AX Certificates, and the PO Distribution Amount for the Distribution Date. An "Interest Shortfall" exists for a Certificate Group if the portion of the Available Distribution Amount for the Distribution Date attributable to collections from the related Sub-Pool is less than the Interest Distribution Amount for the related Senior Certificate and, in the case of Certificate Group 9, the Interest Distribution Amount for the Class 9AX Certificates for the Distribution Date. The "Principal Distribution Amount" for each Subordinate Class is an amount equal to the sum of

          (A) the sum of the amounts described in clauses (w) and (z) of the definition of Subordinate Principal Distribution Amount for each Certificate Group for the Distribution Date, allocated among the Subordinate Certificates pro rata based on their Certificate Principal Balances, and

          (B) the sum of the portion of the amounts described in clauses (x) and (y) of the definition of Subordinate Principal Distribution Amount for each Certificate Group minus an amount equal to the Redirected Subordinate Principal for the Distribution Date up to the aggregate of their Certificate Principal Balances will be allocated pro rata among the following Classes of Class M or Class B Certificates, as applicable, in proportion to their respective outstanding Certificate Principal
     Balances:

               (1) to the outstanding Class of Class M Certificates with the lowest numerical designation and, after the Certificate Balance of all the Class M Certificates has been reduced to zero, to the outstanding Class of Class B Certificates with the lowest numerical designation, and

               (2) to each other Class of Subordinate Certificates whose Credit Support Percentage on the Distribution Date equals or exceeds its initial Credit Support Percentage, before giving effect to distributions on the Distribution Date. "Credit Support Percentage" for any Class M Certificate on any Distribution Date is a fraction whose numerator is the Certificate Balance of the Class plus the Certificate Balance of each Class B Certificate and each Class of Class M Certificates bearing a higher numerical Class designation, and whose denominator is the aggregate Principal Balance of the Mortgage Loans; and for any Class B Certificate on any Distribution Date is a fraction whose numerator is the Certificate Balance of the Class plus the Certificate Balance of each Class B Certificate bearing a higher numerical Class designation, and whose denominator is the aggregate Principal Balance of the Mortgage Loans.

     (b) The aggregate distributions of principal each Distribution Date to the Holders of the Senior Certificates in Certificate Group 9 pursuant to
Section 4.01(a)(3) and (6) shall be applied as follows:

          (i) To the Holders of Class 9A1 Certificates, the Senior Principal Distribution Amount for the Distribution Date for Sub-Pool 9, and to the Holders of Class 9A2 Certificates the Interest Accrual Amount for the Distribution Date pro rata based on the Senior Principal Distribution Amount and the Interest Accrual Amount, until their Certificate Principal Balances are reduced to zero; and then

          (ii) To the Holders of Class 9A2 Certificates, the Senior Principal Distribution Amount for the Distribution Date for Sub-Pool 9 and the Interest Accrual Amount for the Distribution Date, until their Certificate Principal Balances are reduced to zero; and then

          (iii) To the Holders of Class 9A3 Certificates, any remaining portion of the Senior Principal Distribution Amount for the Distribution Date for Sub-Pool 9 for the Distribution Date, until their Certificate Principal Balances are reduced to zero.

After the Accrual Period End the aggregate distributions of principal each Distribution Date pursuant to Section 4.01(a)(3) and (6) shall be distributed pro rata based on their Certificate Principal Balances to the Holders of the Senior Certificates in Certificate Group 9.

     (c) All distributions made for each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in the Class based on their respective Percentage Interests. Payments on each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 4.01(e) or Section 9.01 respecting the final distribution on the Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any the Holder at a bank or other entity having appropriate facilities therefor, if the Holder shall have so notified the Trustee in writing at least five Business Days before the Record Date or by check mailed by first Class Mail to the address of the Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of the Certificate at the Corporate Trust Office or the other location specified in the notice to Certificateholders of the final distribution.

     Each distribution on a Book-Entry Certificate shall be paid to the Depository, as its holder, and the Depository shall be responsible for crediting the amount of the distribution to the accounts of its participants in accordance with its normal procedures. Each participant shall be responsible for disbursing the distribution to the beneficial owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the beneficial owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor, or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (d) The rights of the Certificateholders to receive distributions on the Certificates, and all interests of the Certificateholders in the distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor the Trustee nor the Servicer shall in any way be liable to the Holders of any Class of Certificates for amounts properly previously distributed on the Certificates.

     (e) Except as otherwise provided in Section 9.01, whenever the Trustee is informed that the final distribution on any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than five days after the related Determination Date, mail to each Holder on the date of the Class of Certificates a notice to the effect that:

          (i) the Trustee is informed that the final distribution on the Class of Certificates will be made on the Distribution Date but only upon presentation and surrender of the Certificates at the office of the Trustee therein specified, and

          (ii) no interest shall accrue on the Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of the Class on the Distribution Date because of the failure of the Holder or Holders to tender their Certificates shall, on the date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section shall not have been surrendered for cancellation within six months after the time specified in the notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, attempt to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates in the manner reasonably specified to the Trustee by the Servicer in writing. The costs and expenses of maintaining the funds in trust and of contacting the Certificateholders shall be paid out of the assets remaining in the Trust Fund. If within two years year after the second notice any the Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Servicer all amounts distributable to their Holders and the Servicer shall thereafter hold the amounts for the benefit of the Holders, and the Holders shall thereafter look solely to the Servicer for their payment. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee or the Servicer as a result of the Certificateholder's failure to surrender its Certificates for their final payment in accordance with this Section.

     SECTION 4.02 Distributions on REMIC I Regular Interests.

     (a) All amounts attributable to each Sub-Pool described in clauses (2)(w) and (2)(x), respectively, of the definition of Senior Principal Distribution Amount during the related Due Period will be allocated to its related Class from Classes LT-A-1, LT-A-2, LT-A-3, LT-A-4, LT-A-5, LT-A-6, LT-A-7, LT-A-8, and LT-A-9.

     (b) All amounts attributable to each Sub-Pool described in clause (2)(w) and (2)(x), respectively, of the definition of Subordinate Principal Distribution Amount during the related Due Period will be allocated to the REMIC I Regular Interests related each to Sub-Pool (other than its related Class of Classes LT-A-1, LT-A-2, LT-A-3, LT-A-4, LT-A-5, LT-A-6, LT-A-7, LT-A-8, and LT-A-9, and, in the case of Sub-Pool 9, other than LT-X-9 and LT-PO-9) pro rata based on their Uncertificated Balances.

     (c) Amounts allocated under clauses (2)(y) and (2)(z) of the definition of Senior Principal Distribution Amount and clauses (2)(y) and (2)(z) of the definition of Subordinate Principal Distribution Amount will be allocated to the REMIC I Regular Interests in the same manner as they are allocated to their corresponding Class of Certificates.

     (d) On each Distribution Date after the allocation of any Realized Losses and payments of principal each of REMIC I Regular Interests LT-PO-9 and LT-X-9 will have an Uncertificated Balance Notional Amount equal to that of its Corresponding Class.

     (e) The purpose of subsections (a), (b), (c), and (d) are to cause the allocation of scheduled principal, principal prepayments, Realized Losses, and Extraordinary Trust Fund Expenses, to the extent possible, to result in:

          (i) the principal balance of the Class B-3 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-B3-1, LT-B3-2, LT-B3-3, LT-B3-4, LT-B3-5, and LT-B3-6;

          (ii) the principal balance of the Class B-2 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-B2-1, LT-B2-2, LT-B2-3, LT-B2-4, LT-B2-5, and LT-B2-6;

          (iii) the principal balance of the Class B-1 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-B1-1, LT-B1-2, LT-B1-3, LT-B1-4, LT-B1-5, and LT-B1-6;

          (iv) the principal balance of the Class M-3 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-M3-1, LT-M3-2, LT-M3-3, LT-M3-4, LT-M3-5, and LT-M3-6;

          (v) the principal balance of the Class M-2 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-M2-1, LT-M2-2, LT-M2-3, LT-M2-4, LT-M2-5, and LT-M2-6; and

          (vi) the principal balance of the Class M-1 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-M1-1, LT-M1-2, LT-M1-3, LT-M1-4, LT-M1-5, and LT-M1-6.

     SECTION 4.03 Statements to Certificateholders.

     Not later than each Distribution Date, the Trustee shall prepare and the Trustee shall cause to be forwarded by mail to each Certificateholder, the Seller, the Servicer, the Depositor, Bloomberg, Trepp, LLC, Intex Solutions, and the Rating Agencies a statement of the following information as to each Class of Certificates to the extent applicable

          (i) the amount of the distribution representing principal, separately identifying

       o the aggregate amount of any principal prepayments by a Mortgagor included in the payment,

       o any portion of the distribution representing an Advance of principal,

       o the aggregate Certificate Principal Balance of each Class of Certificates, and

       o each Senior Percentage, Class M Percentage, and Class B Percentage after giving effect to the distributions, separately identifying any reduction in them from Realized Losses other than pursuant to an actual distribution of principal;

          (ii) the amount of the distribution representing interest and any portion of the distribution representing an Advance of interest;

          (iii) the aggregate Principal Balances of the Mortgage Loans as of the close of business on the Distribution Date and the amount of Principal Prepayments and the aggregate Principal Balances of the Mortgage Loans repurchased by the Seller during the three preceding Prepayment Periods;

          (iv) the Servicing Fees retained by the Servicer;

          (v) the amount of Advances paid by the Servicer;

          (vi) the number and aggregate principal amounts of Mortgage Loans
     (A) delinquent one month, two months, three months or more, (B) in foreclosure, and (C) in bankruptcy;

          (vii) the book value (within the meaning of 12 C.F.R. Section 571.13 or comparable provision) of any REO Property;

          (viii) the respective amounts of Realized Losses allocated to the respective Classes of Certificates for the Distribution Date;

          (ix) all Advances recovered during the related Due Period and the extent of Advances remaining unreimbursed;

          (x) the amount of any tax imposed on a "prohibited transaction" of the Trust Fund as defined in Section 860F of the Code during the related Due Period;

          (xi) the amount of any reduction in Certificate Principal Balance, Cumulative Interest Shortfall Amount, or Interest Distribution Amount for any Class attributable to the application of Realized Losses to them on the Distribution Date;

          (xii) the Senior Prepayment Percentage and the Senior Percentage applicable to the distribution;

          (xiii) the Pass-Through Rate for each Class of Certificates for the Distribution Date;

          (xiv) the related Subordinate Principal Distribution Amount, if applicable;

          (xv) the aggregate principal balance of all Mortgage Loans that are the subject of substitution or purchase by the Seller pursuant to Section 2.01, 2.02, 2.03, 2.04, or 3.10 during the month of the Distribution Date, together with the number of Mortgage Loans removed and the amount of any resulting shortage deposited into the Collection Account by the Seller or Servicer in the month; and

          (xvi) cumulative Realized Losses since the Closing Date and for the three year period commencing on the Closing Date.

     (b) In the case of information furnished pursuant to subclauses (i),
(ii), and (iv) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class, where a "Single Certificate" for any Class of Certificates (other than the Residual Certificates) is a hypothetical Certificate of the Class evidencing a Percentage Interest for the Class corresponding to an initial Certificate Principal Balance (or Notional Amount) of $1,000. For the Residual Certificates, a hypothetical Certificate of the Class evidencing a 100% Percentage Interest in the Class.

     Within a reasonable time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Certificateholder a statement containing the information in subclauses (i),
(ii), and (iv) above, aggregated for the calendar year or the portion of it during which the person was a Certificateholder. The obligation of the Trustee shall be considered to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

     (c) On reasonable written notice, if required by federal regulation, the Trustee will provide to each Certificateholder that is a savings association, bank, or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit the Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates and the Servicer shall cooperate with the Trustee in providing the information, if the Certificateholder reimburses the Trustee for its actual expenses incurred in providing the reports and access. The Trustee will provide to any Certificateholder on request the outstanding Certificate Principal Balances as of the date requested and, if then known by the Trustee, the outstanding Certificate Principal Balances after giving effect to any distribution to be made on the next Distribution Date.

     (d) On the written request of any Holder of a Subordinate Certificate, the Trustee, as soon as reasonably practicable, shall provide the Certificateholder with the information provided by the Depositor to the Trustee, for purposes of satisfying applicable information reporting requirements under Rule 144A(d)(4)(i) under the 1933 Act.

     SECTION 4.04 Remittance Reports; Advances.

     (a) On the fifth Business Day of the month in which the relevant Distribution Date occurs, the Servicer shall deliver to the Trustee by electronic format (or by any other means the Servicer and the Trustee agree on) a mortgage loan file for the related Distribution Date in the file layout described in Exhibit M. The Trustee need not recompute, recalculate, or verify any information provided to it by the Servicer and shall be entitled to rely conclusively on the information provided by the Servicer reasonably believed by it to be genuine and to have been presented by the Servicer in preparing the statements to Certificateholders pursuant to Section 4.03. An update of the delinquency status shall be delivered to the Trustee by electronic format on the first Business Date following the relevant Determination Date.

     (b) If, on any Determination Date, the Servicer determines that any scheduled monthly payments on a Mortgage Loan due on the preceding Due Date have not been received, the Servicer shall, unless it determines in its sole discretion that the amounts will not be recoverable from late collections, Liquidation Proceeds, or otherwise, make a Monthly P&I Advance by the related Servicer Remittance Date in an amount equal to the amount of the delinquent scheduled monthly payments, after adjustment of any delinquent interest payment for the Servicing Fee. For purposes of this Section, the delinquent scheduled monthly payments referred to in the preceding sentence shall include an amount equal to the scheduled monthly payments that would have been due on Mortgage Loans that have been foreclosed or otherwise terminated and in connection with which the Servicer acquired and continues to own the Mortgaged Properties on behalf of the Certificateholders. If the Servicer makes a Monthly P&I Advance, it shall by the related Servicer Remittance Date either
(i) deposit in the Collection Account an amount equal to the Monthly P&I Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in the account being held for future distribution or withdrawal have been, as permitted by this Section, used by the Servicer to make the Monthly P&I Advance, or (iii) make Monthly P&I Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of the Monthly P&I Advance. Any funds being held in the Collection Account for future distribution to Certificateholders and so used pursuant to clause (ii) or (iii) above shall be replaced by the Servicer from its own funds by deposit into the Collection Account by the next Servicer Remittance Date to the extent that funds in the Collection Account on the next Servicer Remittance Date are less than the amount of payments required to be made to Certificateholders on the related Distribution Date. Any Monthly P&I Advance shall be included with the distribution to the Certificateholders on the related Distribution Date. If the Servicer determines not to make a Nonrecoverable Advance, it shall on the related Servicer Remittance Date furnish to the Trustee, any co-trustee, and each Rating Agency notice of its determination. The Servicer shall be entitled to be reimbursed from the Collection Account for all Advances and Nonrecoverable Advances as provided in
Section 3.07.

     SECTION 4.05 Allocation of Extraordinary Trust Fund Expenses and Realized Losses.

     (a) Before each Determination Date, the Servicer shall determine for each Mortgage Loan and REO Property: (i) the total amount of Realized Losses incurred in connection with any Final Recovery Determinations made during the related Prepayment Period; and (ii) the respective portions of the Realized Losses allocable to interest and allocable to principal.

     Before each Determination Date, the Servicer shall also determine as to each Mortgage Loan: (i) the total amount of Realized Losses incurred in connection with any Deficient Valuations made during the related Prepayment Period; and (ii) the total amount of Realized Losses incurred in connection with Debt Service Reductions in respect of scheduled payments due during the related Due Period.

     The preceding information that is to be supplied by the Servicer shall be included in an Officers' Certificate delivered to the Trustee by the Servicer before the Determination Date following the end of (i) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any the Realized Loss was incurred, and (ii) in the case of all other Realized Losses, the Prepayment Period during which any the Realized Loss was incurred. A "Bankruptcy Loss" for any mortgage Loan is a Deficient Valuation or Debt Service Reduction. But neither a Deficient Valuation nor a Debt Service Reduction shall be considered a Bankruptcy Loss so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of the Mortgage Loan are being advanced on a current basis by the Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     (b) All Realized Losses on any of the Mortgage Loans other than Excess Special Hazard Losses, Excess Bankruptcy Losses, and Excess Fraud Losses will be allocated first to the Class B Certificates in reverse numerical order, and then and Class M Certificates in reverse in reverse numerical order, in each case until the Certificate Principal Balance of the Class has been reduced to zero, then to the Class 9AP Certificates (to the extent of their related PO Percentage of the Realized Losses) until their Certificate Principal Balance has been reduced to zero, and thereafter to the Senior Certificates (to the extent of their related Non-PO Percentage) pro rata by Certificate Principal Balance. Realized Losses allocated to the Senior Certificates or the Class 9AP Certificates will be allocated based on the amount of Realized Loss allocated on the Distribution Date in each related Certificate Group, and between the Class 9AP Certificates and Senior Certificates in Certificate Group. An "Excess Bankruptcy Loss" is the excess of any Bankruptcy Loss over the then applicable Bankruptcy Loss Amount. The "Bankruptcy Loss Amount" for any date of determination is $441,729 minus all Realized Losses from Deficient Valuations and Debt Service Reductions on the Mortgage Loans previously allocated to the Certificates pursuant to Section 4.05.An "Excess Fraud Loss" is the excess of any Fraud Loss over the then applicable Fraud Loss Amount. An "Excess Special Hazard Loss" is the excess of any Special Hazard Loss over the then applicable Special Hazard Loss Amount. The "Fraud Loss Amount" is $39,119,624 for the first year after the Closing Date, $26,079,750 for the second year after the Closing Date, and $13,039,875 for the third, fourth, and fifth year after the Closing Date minus all Fraud Losses previously incurred on any Mortgage Loans. "Fraud Losses" are Realized Losses on Mortgage Loans as to which there was fraud in the origination of the Mortgage Loan. The "Special Hazard Loss Amount" is $13,039,875 minus all Special Hazard Losses previously incurred on any Mortgage Loans. A "Special Hazard Loss" is any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by the Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of the Mortgaged Property pursuant to Section 3.14(a), except to the extent of the portion of the loss not covered as a result of any coinsurance provision and
(ii) any loss incurred on a Mortgage Loan caused by any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of the Mortgage Loan:

          (i) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.10(b) but are in excess of the coverage maintained thereunder;

          (ii) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether the loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

          (iii) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2. by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

          (iv) any thermonuclear or atomic fission weapon of war whether in time of peace or war; or

          (v) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against the an occurrence, seizure, or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     All Extraordinary Trust Fund Expenses and Realized Losses from Excess Special Hazard Losses, Excess Bankruptcy Losses, and Excess Fraud Losses will be allocated among each Class of Subordinate Certificate, the Senior Certificates (to the extent of their related Non-PO Percentage), and to the Class 9AP Certificates (to the extent of their related PO Percentage) pro rata based on their respective Certificate Principal Balances then outstanding, until their Certificate Principal Balances have been reduced to zero.

     Any allocation of a Realized Loss or Extraordinary Trust Fund Expense to a Certificate will be made by reducing its Certificate Principal Balance by the amount so allocated as of the Distribution Date in the month following the calendar month in which the Realized Loss or Extraordinary Trust Fund Expense was incurred in an amount up to their Certificate Principal Balances.

     An allocation of an Extraordinary Trust Fund Expense or Realized Loss pro rata among two or more Classes means an allocation to each Class on the basis of its then outstanding Certificate Principal Balance before giving effect to distributions to be made on the Distribution Date. All Extraordinary Trust Fund Expenses, Realized Losses, and all other losses allocated to a Class of Certificates will be allocated among the Certificates of the Class in proportion to their Percentage Interests. The portion of remaining Extraordinary Trust Fund Expenses and Realized Losses attributable to a Certificate Group remaining after the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero will be determined by attributing the Extraordinary Trust Fund Expenses and Realized Losses allocated to the Subordinate Certificates to their respective Certificate Groups based on the origin of the loss.

     SECTION 4.06 Allocations of Losses to REMIC I Regular Interests.

     (a) Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, and Excess Fraud Losses) and Extraordinary Trust Fund Expenses from Mortgage Loans in any Sub-Pool will be allocated to the REMIC I Regular Interests LT-B3-9, LT-B2-9, LT-B1-9, LT-M3-9, LT-M2-9, and LT-M1-9 in that order, until each is serially reduced to zero; and then Realized Losses and Extraordinary Trust Fund Expenses from Mortgage Loans in a Sub-Pool will be allocated to the REMIC I Regular Interest related to the Sub-Pool whose Corresponding Class is Class A and, in the case of Sub-Pool 9, pro rata with the related LT-PO-9 Interest, until reduced to zero.

     (b) Excess Special Hazard Losses, Excess Bankruptcy Losses, and Excess Fraud Losses from a Sub-Pool will be allocated pro rata based on their Uncertificated Balances to the REMIC I Regular Interests corresponding to the Sub-Pool whose Corresponding Classes issued by REMIC II have been allocated the losses. If any REMIC I Regular Interest is reduced to zero, any additional Excess Special Hazard Losses, Excess Bankruptcy Losses, and Excess Fraud Losses from a Sub-Pool will be allocated pro rata based on their Uncertificated Balances to the other REMIC I Regular Interests from other Sub-Pools bearing the same designation as the REMIC I Regular Interest reduced to zero.

     (c) Prepayment Interest Shortfalls resulting from a Principal Prepayments of Mortgage Loans during any Prepayment Period and Relief Act Interest Shortfalls will be allocated to each REMIC I Regular Interest in the same priority as they are allocated to their REMIC II Corresponding Class for the Distribution Date.

     (d) The purpose of subsections (a), (b), and (c) are to cause the allocation of scheduled principal, principal prepayments, Realized Losses, and Extraordinary Trust Fund Expenses, to the extent possible, to result in:

          (i) the principal balance of the Class B-3 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-B3-1, LT-B3-2, LT-B3-3, LT-B3-4, LT-B3-5, and LT-B3-6;

          (ii) the principal balance of the Class B-2 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-B2-1, LT-B2-2, LT-B2-3, LT-B2-4, LT-B2-5, and LT-B2-6;

          (iii) the principal balance of the Class B-1 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-B1-1, LT-B1-2, LT-B1-3, LT-B1-4, LT-B1-5, and LT-B1-6;

          (iv) the principal balance of the Class M-3 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-M3-1, LT-M3-2, LT-M3-3, LT-M3-4, LT-M3-5, and LT-M3-6;

          (v) the principal balance of the Class M-2 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-M2-1, LT-M2-2, LT-M2-3, LT-M2-4, LT-M2-5, and LT-M2-6; and

          (vi) the principal balance of the Class M-1 Certificates equaling the sum of the principal balances of REMIC I Regular Interests LT-M1-1, LT-M1-2, LT-M1-3, LT-M1-4, LT-M1-5, and LT-M1-6.

     SECTION 4.07 Compliance with Withholding Requirements.

     Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements applicable to payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for the withholding. If the Trustee withholds any amount from interest or original issue discount payments to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to the Certificateholders.

     SECTION 4.08 Prepayment Interest Shortfalls and Relief Act Shortfalls.

     Prepayment Interest Shortfalls from Principal Prepayments of Mortgage Loans during any Prepayment Period and Relief Act Interest Shortfalls occurring during the related Interest Accrual Period incurred on the Mortgage Loans in any Sub-Pool will be applied on the related Distribution Date to reduce the Interest Distribution Amount of each Class of REMIC II Regular Certificates that bears interest among the interest-bearing REMIC II Regular Certificates in the related Certificate Group or to their IO Component pro rata based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective aggregate Certificate Principal Balance of the Certificates of a Class (or Component Balance in the case of the Components).

     SECTION 4.09 Reserve Fund.

     (a) The Trustee shall establish and maintain a Reserve Fund as an Eligible Account for the benefit of the Certificateholders (the "Reserve Fund") in the form of a trust account, in the name of "LaSalle Bank National Association, as Trustee, in trust for the Certificateholders of Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2, Reserve Fund." Funds on deposit in the Reserve Fund shall be held separate and apart from, and shall not be commingled with, any other funds, including other funds held by the Trustee pursuant to this Agreement. The Reserve Fund will be an "outside reserve fund" within the meaning of Treasury regulation ss.1.860G-2(h) and will not be an asset of any REMIC created by this Agreement.

     (b) On each Distribution Date, the Trustee shall transfer from the Distribution Account to the Reserve Fund any monies to which the Class R-II Certificateholders would otherwise be entitled on any Distribution Date when the aggregate balance in the Reserve Fund is $1,000,000 or less.

     (c) The Trustee shall withdraw from the Reserve Fund on each Distribution Date and distribute pursuant to Section 4.01(a)(9) an amount equal to the lesser of the amount in the Reserve Fund and any amounts to be distributed pursuant to Section 4.01(a)(9) that are not covered by the Available Distribution Amount for that Distribution Date. Funds withdrawn from the Reserve Fund may not be applied pursuant to any other subsection of Section 4.01.

     (d) Funds in the Reserve Fund may be invested only in Permitted Investments. Any earnings on them shall be payable to the Class R-II Certificateholders. The Class R-II Certificates shall evidence ownership of the Reserve Fund for federal tax purposes and 50% in interest of their Holders shall direct the Trustee in writing as to the investment of funds in the Reserve Fund.

     (e) Upon termination of the Trust Fund, any amounts remaining in the Reserve Fund shall be distributed to the Class R-II Certificateholders in the same manner as if distributed pursuant to Section 4.01(a)(10).


                                  ARTICLE V
                               THE CERTIFICATES

     SECTION 5.01 The Certificates.

     The Certificates shall be in substantially the forms in Exhibits A-1, A-2, A-3, B, C, and D, with the appropriate insertions, omissions, substitutions, and other variations required or permitted by this Agreement or as in the reasonable judgment of the Trustee or the Depositor are appropriate to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers, or other marks of identification and such legends or endorsements placed on them as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistent with this Agreement, be determined by the officers executing the Certificates, as evidenced by their execution of them.

     The definitive Certificates may be printed, typewritten, lithographed, or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing the Certificates, as evidenced by their execution of them.

     The Class A, Class 9AP, and Class 9AX Certificates will be in fully-registered form only in minimum denominations of a $1,000 Certificate Principal Balance and integral multiples of $1 in excess of that. The Subordinate Certificates will be in fully-registered form only in minimum denominations of $1,000,000 Certificate Principal Balance and integral multiples of $1 in excess of that. Each Class of the Residual Certificates will be in minimum denominations of 20% Percentage Interest.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, when their signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust Fund, notwithstanding that any of them have ceased to be so authorized before the authentication and delivery of the Certificates or did not hold the same offices at the date of the Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless the Certificate has a certificate of authentication executed by the Trustee by manual signature, and the certificate of authentication on any Certificate shall be conclusive evidence, and the only evidence, that the Certificate has been duly authenticated and delivered under this Agreement. All Certificates shall be dated the date of their authentication.

     SECTION 5.02 Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall maintain a Certificate Register in which, subject to reasonable regulations prescribed by it, the Trustee provides for registration of Certificates and registration of transfers and exchanges of Certificates. On surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate, and deliver, in the name of the designated transferees, one or more new Certificates in like aggregate interest and of the same Class.

     (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, on surrender of the Certificates to be exchanged at the Corporate Trust Office. The Trustee will give prompt written notice to Certificateholders of any change in the location of the any the office or agency. The Certificate Register will be kept at the offices of the Trustee located at the Corporate Trust Office and may be kept in an electronic form capable of printing out a hard copy of the Certificate Register. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by its Holder or his attorney duly authorized in writing.

     (c) The Certificateholders shall not incur a service charge for any registration of transfer or exchange of Certificates, but may be required to pay the amount of any tax or governmental charge imposed on any transfer or exchange of Certificates.

     (d) All Certificates surrendered for registration of transfer and exchange shall be canceled by the Trustee in accordance with the Trustee's customary procedures.

     (e) The Subordinate Certificates may not be transferred except pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or in a transaction that does not require registration or qualification. If a transfer of a definitive Subordinate Certificate is to be made without registration or qualification, either (i) the Certificateholder's prospective transferee and the Certificateholder desiring to effect the transfer must each certify to the Trustee in writing in the forms of Exhibit H-1 and Exhibit H-2, respectively, the facts surrounding the transfer and in addition the Depositor or the Trustee may require an Opinion of Counsel reasonably satisfactory to it that the transfer may be made without registration or qualification or (ii) the prospective transferee of the Certificate must provide the Trustee and the Depositor with an investment letter substantially in the form of Exhibit I (or another form the Depositor in its sole discretion deems acceptable). The Depositor shall notify the Trustee if it will require an Opinion of Counsel in connection with a transfer within five Business Days after the transferee notifies the Depositor of a request for transfer. Neither the Depositor nor the Trustee is obligated to register or qualify any Subordinate Certificate under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of the Certificate or interest without registration or qualification or to pay for any Opinion of Counsel or other document it requires under this subsection. Any Holder effecting transfer, by its request for the transfer, agrees to indemnify the Trustee and the Depositor against any liability that may result if the transfer is not exempt from any registration or qualification under any securities laws, or is not made in accordance with federal and state laws.

     Upon any proposed transfer of an interest in a Subordinate Certificate issued as a Book-Entry Certificate to an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3), or (7) under the 1933 Act, the Trustee shall register the transfer only if the requirements of Section 5.02(e)(i) have been satisfied and the aggregate principal amount of the Subordinate Certificates being transferred is at least $250,000. On receipt by the Trustee of the documents required by preceding sentence and instructions given in accordance with DTC's and the Trustee's customary procedures, the Trustee shall reflect on its books and records the date of that transfer and issue a definitive Subordinate Certificate of the appropriate Class and in the appropriate amount, and the Book-Entry Certificate representing the transferred Subordinate Certificate shall be decreased by the amount so transferred.

     (f) No transfer of a Subordinate or Residual Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (a "Plan"), to a trustee or other person acting on behalf of any Plan, or to any other person using "plan assets" to effect the acquisition, unless the prospective transferee provides the Trustee and the Depositor with a certification to the effect of paragraph six of Exhibit H-1, which the Trustee may rely on without further investigation, and any other certifications the Trustee deems appropriate to establish that the transferee either (a) is not a Plan, or any person (including an investment manager, a named fiduciary, or a trustee of a Plan) who is using "plan assets" of a Plan to effect the acquisition (each, a "Plan Investor") or (b) in the case of any Subordinate Certificate, the following conditions are satisfied: (i) the transferee is an insurance company, (ii) the source of funds used to purchase or hold the Certificate (or any interest in one) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company"). If any Subordinate or Residual Certificate (or any interest in one) is acquired or held in violation of the provisions of the preceding clause (b) of this Section 5.02(f), then the last preceding transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as its Certificateholder retroactive to the date of its transfer. The Trustee shall not be liable to any person for making any payments due on any Certificate to the preceding transferee that is not a Plan Investor or a Complying Insurance Company.

     (g) Each Subordinate Certificate shall bear a legend substantially to the following effect.

   "This Certificate (or its predecessor) was originally issued in a transaction exempt from registration under the United States Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold, pledged, or otherwise transferred in the absence of registration or an applicable exemption from registration. Each purchaser of this Certificate is hereby notified that the seller of this Certificate may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

   The holder of this Certificate agrees for the benefit of the issuer that
   (a) this Certificate may only be offered, resold, pledged, or otherwise transferred (1) to the issuer, (2) to a qualified institutional buyer in accordance with Rule 144A or to a non-qualified institutional buyer who is institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
   (3), or (7) under the Securities Act), or (3) pursuant to an effective registration statement under the Securities Act, and, in each case, in accordance with all applicable securities laws of any state of the United States and any other applicable jurisdiction, and (b) the holder will, and each subsequent holder is required to, notify any purchaser of this Certificate from it of the resale restrictions referred to in (a) above.

   Any transfer in violation of the foregoing will be void ab initio, and will not operate to transfer any rights to the transferee, notwithstanding any instructions to the contrary."

     By accepting any Subordinate Certificate (or any interest in one), each purchaser of a Subordinate Certificate (with respect to (i) and (ii), other than a purchaser in the initial offering of the Certificates or an affiliate of Bank One, National Association) represents and agrees:

          (i) the purchaser (A) is a QIB or an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) under the 1933
     Act), (B) is aware that the sale to it is being made in reliance on Rule 144A if to a QIB, and (C) is acquiring the Subordinate Certificates for its own account or for the account of a QIB;

          (ii) the purchaser understands that the Subordinate Certificates are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act and that the Subordinate Certificates have not been and will not be registered under the 1933 Act;

          (iii) the purchaser agrees that (x) if in the future it decides to offer, resell, pledge, or otherwise transfer the Subordinate Certificates, the Subordinate Certificates may be offered, resold, pledged, or otherwise transferred only (A) to the Depositor, (B) to a QIB in accordance with Rule 144A or to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) under the 1933 Act), or
     (C) pursuant to an effective registration statement under the Securities Act, and, in each of case, in accordance with any applicable securities laws of any state of the United States and any other jurisdictions and
     (y) the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of the Subordinate Certificates from it of the resale restrictions referred to in clause (x) above; and

          (iv) either (x) the purchaser is not acquiring the Subordinate Certificates with the assets of a Plan subject to Title I of ERISA or
     Section 4975 of the Code or (y) the purchaser's purchase and holding of the Subordinate Certificates will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental plan, any substantially similar federal, state or local law) for which an exception or exemption is not available.

     (h) Additional Restrictions on Transfers of the Residual Certificates to Disqualified Organizations.

          (i) Each person who has or who acquires any ownership interest in a Residual Certificate, by its acceptance or acquisition of the ownership interest, agrees to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a person other than the person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each person acquiring any ownership interest in a Residual Certificate are expressly subject to the following provisions:

               (A) No person holding or acquiring any ownership interest in a Residual Certificate may be a Disqualified Organization and any person holding an ownership interest in a Residual Certificate who has or is about to become a Disqualified Organization shall promptly notify the Trustee.

               (B) In connection with any proposed transfer of any ownership interest in a Residual Certificate to a U.S. Person other than the initial transfer on the Closing Date, the Trustee shall not register the transfer of a Residual Certificate until it receives (1) an affidavit and agreement (a "Transferee Affidavit and Agreement" in the form of Exhibit
     J) from the proposed transferee representing and warranting, among other things, that it is not a non-U.S. Person, that the transferee is not a Disqualified Organization, that it is not acquiring its ownership interest in a Residual Certificate that is the subject of the proposed transfer as a nominee, trustee, or agent for any person who is a Disqualified Organization, that for so long as it retains its ownership interest in a Residual Certificate, it will not become a Disqualified Organization if it can prevent it, and that it has reviewed this Section 5.02(h) and agrees to be bound by it and (2) a certificate, in the form of Exhibit K, from the Holder wishing to transfer a Residual Certificate representing and warranting, among other things, that no purpose of the proposed transfer is to allow the Holder to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trustee has actual knowledge that the proposed transferee is a Disqualified Organization, no transfer of an ownership interest in a Residual Certificate to the proposed transferee shall be effected.

               (D) Each person holding or acquiring any ownership interest in a Residual Certificate, by holding or acquiring the ownership interest, agrees to require a Transferee Affidavit and Agreement from the other person to whom the person attempts to transfer its ownership interest and to provide a certificate to the Trustee in the form of Exhibit K before any transfer of the ownership interest.

          (ii) (A) If any Disqualified Organization becomes a Holder of a Residual Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as its Holder retroactive to the date of registration of the transfer of the Residual Certificate. If any non-U.S. Person becomes a Holder of a Residual Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as its Holder retroactive to the date of registration of the transfer to the non-U.S. Person of the Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to Treasury regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Holder that was not a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as its Holder retroactive to the date of registration of the transfer of the Residual Certificate. The Trustee shall not be liable to any person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(h) or for making any payments due on the Certificate to its Holder or for taking any other action with respect to the Holder under this Agreement.

               (B) If any purported transferee of a Residual Certificate becomes its Holder in violation of this Section 5.02(h) and to the extent that the retroactive restoration of the rights of the Holder of the Residual Certificate in clause (ii)(A) above are ineffective, then the Depositor may, without notice to any prior Holder of the Residual Certificate, sell the Residual Certificate to a purchaser selected by the Depositor on terms it chooses. The purported transferee shall promptly endorse and deliver a Residual Certificate in accordance with the instructions of the Depositor. The purchaser may be the Depositor itself or any affiliate of the Depositor. The proceeds of the sale, net of the commissions (which may include commissions payable to the Depositor or its affiliates), expenses, and taxes due shall be remitted by the Depositor to the purported transferee. The terms of any sale under this clause (ii)(B) shall be determined in the sole discretion of the Depositor, and the Depositor shall not be liable to any person having an ownership interest or a purported ownership interest in a Residual Certificate as a result of its exercise of discretion.

          (iii) The Servicer, on behalf of the Trust Fund, shall make available, on written request from the Trustee, any information reasonably available to it that is necessary to compute any tax imposed
     (A) as a result of the transfer of an ownership interest in a Residual Certificate to any person who is a Disqualified Organization, including the information regarding "excess inclusions" of the Residual Certificate required to be provided to the Internal Revenue Service and certain persons as described in Treasury regulation Sections 1.860E-2(a)(5) or 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, or organizations described in Section 1381 of the Code having among its record holders at any time any person who is a Disqualified Organization. Reasonable compensation for providing the information may be required by the Servicer from the transferee.

          (iv) The provisions of this Section 5.02(h) before this subsection may be changed by the Depositor, if the Trustee receives:

               (A) written notification from each Rating Agency to the effect that the change will not cause the Rating Agency to downgrade or withdraw its then-current rating of the Certificates; and

               (B) a certificate of the Depositor stating that the Depositor has received an Opinion of Counsel, satisfactory to it, to the effect that the change will not cause either Trust REMIC to cease to qualify as a REMIC and will not create a material risk that (i) either Trust REMIC may be subject to an entity-level tax caused by the transfer of a Residual Certificate to a person that is a Disqualified Organization or
     (2) anyone will be subject to a REMIC-related tax caused by the transfer of the applicable Residual Certificate to a person that is a Disqualified Organization.

          (v) The following legend shall appear on each Residual Certificate:

     Any resale, transfer, or other disposition of this Certificate may be made only if the proposed transferee provides a transfer affidavit to the Trustee that (1) the transferee is not (a) the United States, any state or political subdivision of the United States, any foreign government, any international organization, or any agency or instrumentality of any of them, (b) any organization (other than a cooperative described in section 521 of the Internal Revenue Code of 1986 (the "Code") that is exempt from the taxes imposed by Chapter 1 of the Code unless the organization is subject to the tax imposed by Section 511 of the Code,
     (c) any organization described in Section 1381(a)(2)(c) of the Code (any such person described in clause (a), (b), or (c), a "Disqualified Organization"), or (d) an agent of a Disqualified Organization and (2) no purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. The affidavit shall include representations about the financial condition of the proposed transferee. Notwithstanding the registration in the certificate register of any transfer, sale, or other disposition of this Residual Certificate to a Disqualified Organization or an agent of a Disqualified Organization, the registration shall be void and the person shall not be a Certificateholder for any purpose, including the receipt of distributions on this Certificate. Each holder of this Residual Certificate by acceptance of this Certificate agrees to these provisions.

     (i) The Trustee shall not be liable to the Trust Fund for a transfer of any Subordinate or Residual Certificate in reliance on a certification, ruling, or Opinion of Counsel described in this Section. The Trustee shall not register the transfer of any Residual Certificate if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Residual Certificate in this Section.

     SECTION 5.03 Mutilated, Destroyed, Lost, or Stolen Certificates.

     If (a) the Trustee receives evidence to its satisfaction of the destruction, loss, or theft of any Certificate and the Servicer and the Trustee receive the security or indemnity required by them to save each of them harmless, or (b) any mutilated Certificate is surrendered to the Trustee, then, in the absence of notice to the Trustee that the Certificate has been acquired by a protected purchaser, and if the requirements of Section 8-406 of the UCC are met and subject to Section 8-405 of the UCC, the Trustee shall execute, authenticate, and deliver, in exchange for or in lieu of any mutilated, destroyed, lost, or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on the transfer and any other expenses (including the fees and expenses of the Trustee) of the transfer. Any replacement Certificate issued pursuant to this Section is complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen, or destroyed Certificate is found at any time.

     SECTION 5.04 Persons Considered Owners.

     Before due presentation of a Certificate for registration of transfer, the Servicer, the Trustee, and any agent of the Servicer or the Trustee may treat the person in whose name any Certificate is registered as the owner of the Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee, nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

     SECTION 5.05 Access to List of Certificateholders' Names and Addresses.

     (a) If three or more Certificateholders (i) request in writing from the Trustee a list of the names and addresses of Certificateholders, (ii) state that the Certificateholders want to communicate with other Certificateholders about their rights under this Agreement or under the Certificates, and (iii) provide a copy of the communication that they propose to transmit, then the Trustee shall, within ten Business Days after receipt of the request, afford the Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting the information and shall not be borne by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee shall not be liable for disclosing the list of the Certificateholders under this Agreement, regardless of the source from which the information was derived.

     (b) The Servicer, so long as it is the Servicer under this Agreement, the Seller, and the Depositor shall have unlimited access to a list of the names and addresses of the Certificateholders, which list shall be provided by the Trustee promptly upon the request of the Servicer or the Depositor.

     SECTION 5.06 Maintenance of Office or Agency.

     The Trustee will maintain at its expense an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices to and demands on the Trustee about the Certificates and this Agreement may be served. The Trustee initially designates the office described in Section 8.11 as its office for this purpose. The Trustee will give prompt written notice to the Certificateholders of any change in the location of this office or agency.

     SECTION 5.07 Book-Entry Certificates.

     The Class A, Class 9AP, and Class 9AX Certificates, on original issuance, shall, and the Subordinate Certificates (if they are sold to QIBs) may, be issued in the form of one or more typewritten Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. Each Class of Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no beneficial owner will receive a definitive certificate representing its interest in the Certificates, except as provided in Section 5.09. Until definitive, fully registered Certificates have been issued to beneficial owners pursuant to Section 5.09:

     (a) the Depositor and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates as their sole Holder;

     (b) to the extent that this Section conflicts with any other provisions of this Agreement, this Section shall control; and

     (c) the rights of beneficial owners of Book-Entry Certificates shall be exercised only through the Clearing Agency and its participants and shall be limited to those established by law and agreements between the beneficial owners and the Clearing Agency and its participants. Pursuant to the Letter of Representation, dated as of March 31, 2000, among DTC, the Depositor, and the Trustee, until definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers between its participants and receive and transmit distributions of principal and interest on the related Certificates to its participants.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of each Class of the Certificates evidencing a specified percentage of their aggregate unpaid principal amount, the direction or consent may be given by the Clearing Agency at the direction of beneficial owners of the Certificates evidencing the requisite percentage of their principal amount. The Clearing Agency may take conflicting actions with respect to each Class of the Certificates on behalf of the beneficial owners.

     SECTION 5.08 Notices to Clearing Agency.

     Whenever a notice or other communication to the Holders of Certificates is required under this Agreement, until definitive Certificates have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give the notices and communications to the Clearing Agency, which shall give them to its related participants in accordance with its applicable rules, regulations, and procedures.

     SECTION 5.09 Definitive Certificates.

     If (a) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge its responsibilities properly under the Letter of Representation, dated as of March 31, 2000, among DTC, the Depositor, and the Trustee with respect to the Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system for any of the Book-Entry Certificates through the Clearing Agency, or (c) after the occurrence of an Event of Default, Holders of each Class of Book-Entry Certificates evidencing not less than 66-2/3% of the aggregate Certificate Principal Balance of the Class advise the Trustee in writing that the continuation of a book-entry system for the Certificates through the Clearing Agency is no longer in the best interests of the Holders of the Class of the Book-Entry Certificates, the Trustee shall notify all Holders of the Certificates of the occurrence of any such event and the availability of definitive Certificates. On surrender to the Trustee of the Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver appropriate definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of the instructions and may conclusively rely on, and shall be protected in relying on, the instructions. On the issuance of definitive Certificates, all obligations imposed on the Clearing Agency shall be obligations of the Trustee, to the extent applicable to the definitive Certificates, and the Trustee shall recognize the Holders of definitive Certificates as Certificateholders.


                                  ARTICLE VI
                  THE DEPOSITOR, THE SELLER, AND THE SERVICER

     SECTION 6.01 Liabilities of the Depositor, Seller, and the Servicer.

     The Depositor, Seller, and the Servicer shall each be liable under this Agreement only to the extent of the obligations specifically and respectively imposed on and undertaken by them in this Agreement.

     The Depositor shall not be liable for any action or failure to take action by the Seller or the Servicer and is not obligated to supervise the performance of the Seller or the Servicer under this Agreement or otherwise.

     The obligation under this Agreement of the Seller to repurchase or substitute for any Mortgage Loan as to which any breach of representation or warranty made in Section 2.01, 2.02, 2.03, or 2.04 of this Agreement has occurred and is continuing is the exclusive remedy respecting the breach available to the Depositor, the Certificateholders, or the Trustee on their behalf so long as the Seller repurchases or substitutes for any such Mortgage Loan and the Certificateholders are not entitled to any consequential damages.

     Without limiting the effect of the preceding paragraph, the Servicer shall defend and indemnify the Trust Fund, the Trustee, the Depositor, the Certificate Registrar, the Seller, and the Certificateholders against any costs, expenses, losses, damages, claims, or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) for any breach of the Servicer's covenants, representations, or warranties in this Agreement or for any action taken or omitted by the Servicer with respect to any Mortgage Loan constituting a failure by the Servicer to perform its obligations under this Agreement. This indemnity shall survive any Event of Default (but a Servicer's obligations under this Section 6.01 shall not relate to any actions of any predecessor or subsequent Servicer) and any payment of the amount owing under any such Mortgage Loan.

     Without limiting the effect of the second preceding paragraph, the Seller shall defend and indemnify the Trust Fund, the Trustee, the Depositor, the Certificate Registrar, the Servicer, and the Certificateholders against any costs, expenses, losses, damages, claims, or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) for any breach of the Seller's covenants, representations, or warranties in this Agreement or for any action taken or omitted by the Seller with respect to any Mortgage Loan constituting a failure by the Seller to perform its obligations under this Agreement. This indemnity shall survive any payment of the amount owing under, or any repurchase by the Seller of, any such Mortgage Loan.

     Any amounts received by the Trustee from the Seller or the Servicer on behalf of the Trust Fund pursuant to this Article shall be deposited in the Distribution Account and shall be distributed as part of the Available Distribution Amount. If either the Seller or the Servicer has made any indemnity payments to the Trustee pursuant to this Article and the Trustee subsequently collects any of the amounts from others, the Trustee will repay the amounts collected to the Seller or Servicer, as applicable, together with any interest collected on them.

     SECTION 6.02 Merger or Consolidation of the Depositor, the Seller, or the Servicer.

     Subject to the next paragraph, the Depositor, the Seller, and the Servicer will each do all things necessary to keep in full effect its existence, rights, and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which qualification is or becomes necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans, and to perform its respective duties under this Agreement.

     Any of the Seller, the Servicer, or the Depositor may merge or consolidate with any person, and any person into which the Seller, the Servicer, or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Seller or the Servicer is a party, or any person succeeding to the business of the Seller, Servicer, or the Depositor, shall be the successor of the Seller, the Servicer, or the Depositor, as the case may be, under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties, anything in this Agreement to the contrary notwithstanding. Any successor or surviving person to the Servicer must be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

     Notwithstanding anything else in this Section or in Section 6.04 to the contrary, the Servicer may assign its rights and obligations under this Agreement. The Servicer must give the Depositor, the Seller, and the Trustee notice of any assignment by it. Any purchaser or transferee accepting any assignment must be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000, and that is willing to service the Mortgage Loans and executes and delivers to the Depositor, the Seller, and the Trustee an agreement accepting the assignment, that contains an assumption by the person of the rights and obligations of the Servicer (including any of its obligations under any Sub-Servicing Agreements), with like effect as if originally named as a party to this Agreement. After any such assignment, the Servicer shall be released from its obligations under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer before the satisfaction of the conditions to the assignment in the preceding sentence.

     SECTION 6.03 Limitation on Liability of the Depositor, the Servicer, and Others.

     Neither the Depositor, the Servicer, nor the Seller, nor any of the directors, officers, employees, or agents of the Depositor, the Servicer, or the Seller shall be liable to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment. This provision shall not protect the Depositor, the Servicer, or the Seller against any breach of representations or warranties made by it in this Agreement, or protect the Depositor, the Servicer, or the Seller from any liability that would otherwise be imposed for willful misfeasance, bad faith, or negligence in the performance of duties or for reckless disregard of obligations under this Agreement. The Depositor, the Servicer, or the Seller and any director, officer, employee, or agent of the Depositor, the Servicer, or the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any person about any matters arising under this Agreement. The Depositor, the Servicer, or the Seller and any director, officer, employee, or agent of the Depositor, the Servicer, or the Seller shall be indemnified by the Trust Fund against any loss, liability, or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability, or expense incurred for willful misfeasance, bad faith, or negligence in the performance of duties under this Agreement or for reckless disregard of obligations under this Agreement. Neither the Depositor, the Servicer, nor the Seller shall be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to their respective duties under this Agreement and that in its opinion may involve it in any expense or liability. The Depositor, the Servicer, or the Seller may in its discretion undertake any action that it deems appropriate with respect to this Agreement and interests of the Trustee and the Certificateholders.

     SECTION 6.04 Seller and Servicer May Own Certificates.

     Each of the Seller and the Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or the Servicer, as the case may be.


                                 ARTICLE VII
                                    DEFAULT

     SECTION 7.01 Events of Default.

     "Event of Default" means any one of the following events:

     (a) any failure by the Servicer to remit to the Trustee any payment other than an Advance required to be made by the Servicer under this Agreement, which failure continues unremedied for a period of three days after the date on which written notice of the failure is given to the Servicer by the Trustee, the Depositor, or any Certificateholder; or

     (b) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement (except as set forth in (c) below) which failure
(i) materially and adversely affects the rights of the Certificateholders and
(ii) continues unremedied for a period of 60 days after the date on which written notice of the failure is given to the Servicer and the Seller by the Trustee or the Depositor, or to the Servicer, the Seller, and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

     (c) if a representation or warranty of the Servicer in Section 2.04 proves to be materially incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstances or condition causing the representation or warranty to be incorrect has not been eliminated or cured, or the affected Mortgage Loan has not been substituted for or repurchased, within 60 days (or if the breach is not capable of being cured within 60 days and is not covered by the remedies in Section 2.04, and if the Servicer believes in good faith that the breach can be cured within 120 days and is diligently pursuing its cure, within 120 days) after the date on which written notice of it is given to the Servicer by the Trustee or by the Depositor, or to the Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Right evidenced by the Certificates; or

     (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the Servicer and the decree or order remains in force undischarged or unstayed for a period of 60 days; or


     (e) the Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings relating to the Servicer or all or substantially all of its property; or

     (f) the Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

     (g) either Rating Agency lowers or withdraws the outstanding rating of the Certificates because the existing or prospective financial condition or mortgage loan servicing capability of the Servicer is insufficient to maintain the outstanding rating; or

     (h) any failure of the Servicer, for one Business Day after written notice of the failure from the Trustee, to make any Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement that continues unremedied after the close of business on the Business Day before the Distribution Date, or the Servicer notifies the Trustee in writing that it is unable to make an Advance.

     If an Event of Default described in clauses (a) through (g) occurs, then so long as the Event of Default has not been remedied, the Trustee shall, if so directed by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Servicer causing the Event of Default (with a copy to the Rating Agencies), terminate all of the rights and obligations of that Servicer under this Agreement (other than rights to reimbursement for Advances or other advances previously made, as provided in Section 3.07 or 4.01).

     If an Event of Default described in clause (h) occurs, the Trustee shall, before the next Distribution Date, terminate the rights and obligations of the Servicer causing the Event of Default under this Agreement (other than rights to reimbursement for Advances or other advances previously made, as provided in Section 3.07 or 4.01) and succeed to, or appoint a successor servicer to succeed to, the rights and obligations of that Servicer under this Agreement pursuant to Section 7.02, including the obligation to make Advances on the Distribution Date pursuant to this Agreement.

     In connection with the termination of a Servicer, if any Mortgage is registered on the MERS(R) System, then, either (i) the successor Servicer, including the Trustee if the Trustee is acting as successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer all the Mortgages registered on the MERS(R) System from MERS to the Trustee and to execute and deliver any other notices and documents appropriate to effect a transfer of those Mortgages or the servicing of the Mortgage Loan on the MERS(R) System to the successor Servicer. The predecessor Servicer shall file any such assignment in the appropriate recording office. The successor Servicer shall deliver the assignment to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording on it or a copy certified by the public recording office in which the assignment was recorded. All expenses incidental to any substitution of the Servicer with a successor servicer under this Article shall be borne by the terminated Servicer.

     SECTION 7.02 Trustee to Act; Appointment of Successor.

     From the time either Servicer receives a notice of termination pursuant to Section 7.01 or resigns pursuant to Section 3.24, subject to Section 3.23 and the right of Bank One, National Association to succeed to HomeSide Lending, Inc., the Trustee shall be the successor in all respects to the terminated Servicer in its capacity as servicer under this Agreement and shall be subject to all the obligations placed on the terminated Servicer by this Agreement, except that neither the Trustee nor any other successor to the terminated Servicer pursuant to this Section 7.02 shall be considered to have made any representation or warranty made by the terminated Servicer, shall be obligated to repurchase or substitute for any Mortgage Loan, or shall have any responsibility for an act or omission of any predecessor Servicer. The Trustee shall be entitled to all funds relating to the Mortgage Loans that the terminated Servicer would have been entitled to if the terminated Servicer had continued to act under this Agreement (except that the terminated Servicer shall retain the right to be reimbursed for advances (including Advances) previously made by the terminated Servicer for which it would be entitled to reimbursement if it had not been terminated as Servicer). Notwithstanding the foregoing, if the Trustee has become the successor to the terminated Servicer in accordance with this Section, the Trustee may, if it is unwilling to so act, or shall, if it is unable to so act (exclusive of the obligation to make Advances), appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution (whose appointment would not adversely affect the then current rating of the Certificates) as the successor to the terminated Servicer under this Agreement in the assumption of all or any part of the obligations of the terminated Servicer. Pending appointment of a successor to the terminated Servicer under this Agreement, the Trustee, unless the Trustee is prohibited by law from so acting, shall act as Servicer. In connection with the appointment of a successor servicer, the Trustee may make any arrangements for compensation of the successor out of payments on Mortgage Loans that it deems appropriate and that do not exceed the compensation permitted the terminated Servicer under this Agreement. The Trustee and the successor shall take any action consistent with this Agreement necessary for the succession.

     The Servicer that has been terminated shall, at the request of the Trustee but at the expense of the terminated Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Sub-Servicing Agreement to the assuming party.

     The terminated Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's rights and obligations under this Agreement, including the transfer to the successor for administration by it of all cash amounts previously or subsequently received on the Mortgage Loans and the Servicer Mortgage Files.

     Neither the Trustee nor any other successor servicer shall be in default under this Agreement for any failure to make, or any delay in making, any distribution under this Agreement caused by

     o  the failure of the terminated Servicer

        o to deliver, or any delay in delivering, cash, documents, or records to it,

        o  to cooperate as required by this Agreement, or

        o to deliver the Servicer Mortgage Files to the Trustee as required by this Agreement, or

     o restrictions imposed by any regulatory authority having jurisdiction over the terminated Servicer.

     Any successor to the terminated Servicer as servicer shall during the term of its service as servicer maintain in force any policies that the terminated Servicer is required to maintain pursuant to Section 6.05. No termination of the terminated Servicer shall have any affect on the obligations of the Seller under this Agreement.

     SECTION 7.03 Notification to Certificateholders.

     (a) The Trustee shall give prompt written notice to the Seller and the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies of any termination of the Servicer or appointment of a successor to the terminated Servicer.

     (b) Within two Business Days after its notice of the occurrence of any Event of Default, the Trustee shall transmit by mail to the Seller and all Certificateholders and the Rating Agencies notice of each the Event of Default known to the Trustee, unless the Event of Default has been cured or waived.

     SECTION 7.04 Waiver of Events of Default.

     A default or Event of Default under clause (a) or (h) of Section 7.01 may be waived only by Holders of Certificates of 66-2/3% of the Class affected by the default or Event of Default. No waiver pursuant to this Section may be granted that would affect Holders of Certificates in the manner described in
Section 10.01(b)(i), (ii), or (iii). Otherwise, the Holders representing at least 66-2/3% of the Voting Rights of Certificates affected by a default or Event of Default may waive the default or Event of Default. After a waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by the default or Event of Default, the default or Event of Default shall cease to exist and shall be considered to have been remedied for every purpose under this Agreement. No waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.


                                 ARTICLE VIII
                            CONCERNING THE TRUSTEE

     SECTION 8.01 Duties of Trustee.

     Before the occurrence of an Event of Default, and after the cure or waiver of all the Events of Default that may have occurred, the obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of the obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed in them, on any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement that it reasonably believes in good faith to be genuine and to have been duly executed by the proper authorities about any matters arising under this Agreement. If an Event of Default has occurred and remains uncured and not waived, the Trustee shall exercise such of the rights vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would use under the circumstances in the conduct of the person's own affairs. No permissive right of the Trustee in this Agreement shall be construed as a duty.

     The Trustee, on receipt of any resolutions, certificates, statements, opinions, reports, documents, orders, or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order, or other instrument furnished to the Trustee.

     The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless the Trustee was negligent or acted in bad faith or with willful misfeasance. The Trustee shall not be personally liable for any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed due to its willful misfeasance or bad faith.

     No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Agreement or in the exercise of any of its rights if it has reasonable grounds for believing that repayment of the funds or adequate indemnity against the risk or liability is not reasonably assured to it.

     Except with respect to an Event of Default described in Section 7.01(a), the Trustee shall not be considered to have knowledge of any Event of Default or event that, with notice or lapse of time or both, would become an Event of Default, unless a Responsible Officer of the Trustee has received written notice of it from the Servicer, the Depositor, or a Certificateholder, or a Responsible Officer of the Trustee has actual notice of it, and in the absence of notice no provision of this Agreement requiring the taking of any action or the assumption of any obligation by the Trustee following the occurrence of any Event of Default or event that, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

     The Trustee shall have no duty under this Agreement with respect to any complaint, claim, demand, notice, or other document it may receive or that may be alleged to have been delivered to or served on it by the parties as a consequence of the assignment of any Mortgage Loan under this Agreement. The Trustee shall use its best efforts to remit to the Servicer, on receipt, any complaint, claim, demand, notice, or other document (i) that is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) that contains information sufficient to permit the Trustee to make a determination that the real property to which the document relates is a Mortgaged Property.

     SECTION 8.02 Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 8.01:

          (i) the Trustee may request and rely on and shall be protected in acting or refraining from acting on any resolution, Officers' Certificate, certificate of Servicing Officers, auditor's, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other document believed by it to be genuine and to have been signed or presented by the proper party;

          (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full authorization and protection for any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with the Opinion of Counsel;

          (iii) the Trustee shall not be obligated to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct, or defend any litigation under or about this Agreement at the request, order, or direction of any of the Certificateholders pursuant to this Agreement, unless the Certificateholders have offered to the Trustee reasonable security or indemnity against the costs and liabilities that may be incurred; nothing contained in this Agreement shall, however, relieve the Trustee of the obligation, on the occurrence of an Event of Default (that has not been cured or waived), to exercise such of the rights vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would use under the circumstances in the conduct of the person's own affairs;

          (iv) the Trustee shall not be personally liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred on it by this Agreement;

          (v) before the occurrence of an Event of Default and after the cure or waiver of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

          (vi) the Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or through affiliates, agents, or attorneys;

          (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties under this Agreement if it has reasonable grounds for believing that repayment of the funds or adequate indemnity against the liability is not assured to it; and

          (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement.

     (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or their production at the trial or other proceeding relating to them, and any such suit, action, or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of the Certificates, subject to the provisions of this Agreement.

     SECTION 8.03 Trustee Not Liable for Certificates or Mortgage Loans; Indemnification of Trustee.

     (a) The recitals contained in this Agreement are the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates, or of any Mortgage Loan or related document, or the sufficiency or validity of MERS or the MERS(R) System. The Trustee shall not be accountable for the use or application by the Depositor, the Seller, or the Servicer of any funds paid to the Depositor, the Seller, or the Servicer on the Mortgage Loans or deposited in or withdrawn from the Distribution Account by the Depositor, the Seller, or the Servicer.

     (b) The Trustee and each of its officers, employees, and agents shall be indemnified by the Trust Fund against any loss, liability, or expense (including costs, counsel fees, damages, judgements, and amounts paid in settlement) incurred in connection with any act or omission of the Trustee, except for any loss, liability, or expense arising due to the negligence, willful misfeasance, or bad faith of the Trustee.

     SECTION 8.04 Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties with the same rights as it would have if it were not the Trustee.

     SECTION 8.05 Trustee's Compensation and Expenses.

     As compensation for its services under this Agreement, the Trustee shall be entitled to the trustee float. Trustee float for each Distribution Date is the value of balances on deposit in the Distribution Account (which shall not be invested) to be held by the Trustee for the period beginning on the Servicer Remittance Date and ending on the Distribution Date. If the Servicer fails to remit amounts that it is required to remit to the Distribution Account under this Agreement on the Business Day before each Distribution Date, it shall pay to the Trustee, from its own funds, an amount equal to the trustee float for that Distribution Date, as certified in writing by the Trustee to the Servicer and agreed to by the Servicer. Any payment under this Agreement made by the Servicer to the Trustee, other than any amount to be paid from the Distribution Account pursuant to this Section, shall be paid from the Servicer's own funds, without reimbursement from the Trust Fund therefor.

     The Trustee and any director, officer, employee, or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability, or expense resulting from the exercise of any power of attorney granted by the Trustee in accordance with this Agreement. The indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement.

     SECTION 8.06 Eligibility Requirements for Trustee.

     The Trustee shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and the Servicer and organized and doing business under the laws of that state or the United States of America, with corporate trust powers, having ratings on its long-term debt obligations at the time of its appointment in at least the third highest rating category by both S&P and Fitch or any lower ratings that will not cause S&P or Fitch to lower or withdraw their then-current ratings of the Class A Certificates, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal or state authority. If the corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section the combined capital and surplus of the corporation or association shall be its combined capital and surplus in its most recent report of condition so published. If at any time the Trustee ceases to be eligible in accordance with the provisions of this Section, the Trustee shall resign in the manner and with the effect specified in Section 8.07.

     SECTION 8.07 Resignation and Removal of Trustee; Successor Trustee.

     The Trustee may resign as Trustee at any time by giving written notice of resignation to the Depositor, the Seller, and the Servicer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in the notice when the resignation is to take effect. The resignation will not be effective until after acceptance by a successor trustee meeting the qualifications in Section 8.06. If no successor trustee has accepted appointment within 60 days after the Trustee gives a notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If the Trustee resigns or ceases to be eligible under Section 8.06 and fails to resign, or if the Trustee becomes incapable of acting, or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property is appointed, or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, or if the Trustee breaches any of its obligations or representations under this Agreement, then the Depositor, with the consent of the Servicer, shall accept the Trustee's resignation or remove the Trustee, as the case may be, and, with the consent of the Servicer, appoint a successor trustee that satisfies the requirements of Section 8.06 by delivering a written instrument of appointment to a successor trustee with a copy to the Trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Servicer.

     Any successor trustee shall execute, acknowledge, and deliver to the Depositor and the Servicer, with a copy to its predecessor trustee, an instrument accepting the appointment under this Agreement. The resignation or removal of the predecessor trustee shall become effective on receipt of the successor's acceptance, and the successor trustee, without any further act, deed, or conveyance, shall become fully vested with all the rights and obligations of its predecessor under this Agreement, with like effect as if originally named as trustee in this Agreement. The Depositor and the predecessor trustee shall execute and deliver any instruments and do anything else reasonably required to more fully and certainly vest in the successor trustee all the rights and obligations under this Agreement.

     No successor trustee may accept appointment unless at the time of its acceptance it is eligible under Section 8.06 and its acceptance would not adversely affect the then current rating of the Certificates.

     On acceptance of appointment by a successor trustee under this Section, the Servicer shall mail notice of the succession of the trustee to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail the notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause the notice to be mailed at the expense of the Servicer.

     SECTION 8.08 Merger or Consolidation of Trustee.

     Any person into which the Trustee may be merged or converted or with which it may be consolidated or any person resulting from any merger, conversion, or consolidation to which the Trustee shall be a party, or any person succeeding to the business of the Trustee, shall automatically be the successor of the Trustee under this Agreement (if the person is eligible under Section 8.06) without the execution or filing of any paper or further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding.

     SECTION 8.09 Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall execute and deliver any needed instruments to appoint one or more persons approved by the Trustee to act as co-trustees jointly with the Trustee, or as separate trustees, of any part of the Trust Fund, and to vest in them, in that capacity and for the benefit of the applicable Certificateholders, such title to any part of the Trust Fund and any rights and obligations the Servicer and the Trustee consider appropriate. If the Servicer has not joined in the appointment within fifteen days after it receives a request to do so, or if an Event of Default has occurred is continuing, the Trustee alone shall make the appointment. No co-trustee or separate trustee under this Agreement shall be required to be eligible as a successor trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following conditions:

     (a) all rights and obligations conferred or imposed on the Trustee shall be conferred or imposed on and performed by the Trustee and the separate trustee or co-trustee jointly (the separate trustee or co-trustee is not authorized to act separately without the Trustee joining in the act), except to the extent that under any law of any jurisdiction in which any particular act is to be performed by the Trustee (whether as Trustee under this Agreement or as successor to the Servicer), the Trustee is incompetent or unqualified to perform the act, in which event the rights and obligations (including the holding of title to any part of the Trust Fund in the jurisdiction) shall be exercised and performed singly by the separate trustee or co-trustee, but solely at the direction of the Trustee;

     (b) no trustee under this Agreement shall be held personally liable for any act or omission of any other trustee under this Agreement; and

     (c) the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request, or other writing given to the Trustee shall be considered to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, on its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every the instrument shall be filed with the Trustee and a copy of it given to the Servicer and the Depositor.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under this Agreement on its behalf and in its name. If any separate trustee or co-trustee dies, becomes incapable of acting, resigns, or is removed, all of its estates, properties, rights and obligations shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 8.10 Office of the Trustee.

     The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

     SECTION 8.11 Tax Returns, 1934 Act Reporting, Other Data.

     (a) On request the Servicer will furnish the Trustee with any information in the possession of the Servicer reasonably required for the Trustee to prepare all tax and information returns of the Trust Fund, and the Trustee shall sign the returns. The Servicer shall indemnify the Trustee for all reasonable costs, including legal fees, related to errors in the tax returns due to errors in information provided by the Servicer.

     (b) Based on and to the extent of information furnished to it by the Servicer or the Depositor (in electronic format acceptable to the Trustee), the Trustee will prepare and file with the Securities and Exchange Commission all required Forms 8-K and 10-K (including EDGAR filings) for the Trust Fund on behalf of the Depositor, the monthly reports, and any other reports provided to it by the Depositor or the Servicer in acceptable electronic format. The Trustee shall have no responsibility to file any items other than those specified in this Subsection. The Trustee shall file a Form 15 delisting the transaction one year after the Closing Date. Manually signed copies of each report shall be delivered to the Depositor and the Seller, or anyone else designated in writing by the Depositor.

     (c) To the extent that it has received the information in electronic format, the Trustee will provide any information to Bloomberg, Trepp, LLC, and Intex Solutions, that is necessary to have information about the Certificates, the Mortgage Loans, and the transaction posted on Bloomberg, Trepp, LLC, and Intex Solutions and the Trustee will provide Bloomberg, Trepp, LLC, and Intex Solutions with any information (including information about the Mortgage Loans) needed for Bloomberg, Trepp, LLC, and Intex Solutions to update information about the Certificates, the Mortgage Loans, and the transaction on their systems.


                                  ARTICLE IX
                                  TERMINATION

     SECTION 9.01 Termination upon Liquidation or Repurchase of all Mortgage Loans.

     The obligations of the Servicer, the Seller, the Depositor, and the Trustee created by this Agreement with respect to the Trust Fund shall terminate on the earlier of:

     (a) March 15, 2030;

     (b) the purchase by the Holders of a Percentage Interest equal to more than 50% in the Class R-I and Class R-II Certificates at their election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right they may exercise as of any Distribution Date from the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 15% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, with the prior written consent of the Seller evidenced by an Officer's Certificate of a Senior Vice President or higher member of the Corporate Investment Group of Bank One Corporation; and

     (c) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

In no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph
P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement.

     The mortgage loan purchase price for any optional termination of the Trust Fund pursuant to Section 9.01(a) shall be equal to the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued interest on them from the date to which interest was paid or advanced through the last day of the month of the repurchase, plus any sums on account of the Mortgage Loan that have been advanced by the Servicer and are reimbursable to the Servicer under this Agreement (including the Principal Balance of each Mortgage Loan that was secured by any REO Property). The Trustee shall give notice to the Rating Agencies of the election to purchase the Mortgage Loans pursuant to this Section 9.01(a) and of the date of optional termination.

     SECTION 9.02 Procedure Upon Optional or Other Final Termination.

     (a) Whenever any optional termination pursuant to Section 9.01(a) is to occur, the Servicer shall, at least twenty days before the date notice is to be mailed to the affected Certificateholders, notify the Trustee of the date of optional termination pursuant to Section 9.01(a) and of the applicable purchase price of the Mortgage Loans to be purchased.

     (b) Any purchase of the Mortgage Loans by a Holder of Class R-I and Class R-II Certificates shall be made by deposit of the applicable purchase price into the Distribution Account before the Distribution Date on which the purchase is effected. On receipt by the Trustee of an Officers' Certificate of the Servicer certifying as to the deposit of the purchase price into the Distribution Account, the Servicer shall prepare and the Trustee and each co-trustee and separate trustee then acting under this Agreement, shall, on request and at the expense of the Holder, execute and deliver any instruments of transfer or assignment, in each case without recourse, necessary to vest title in the Holder in the Mortgage Loans so purchased, and shall transfer or deliver to the Holder the repurchased Mortgage Loans. Any distributions on the Mortgage Loans received by the Trustee after (or for any period after) the date of optional termination shall be promptly remitted by it to the Holder.

     (c) Notice of the Distribution Date on which the Servicer anticipates that the final distribution will be made (whether upon optional termination or otherwise) shall be given promptly by the Servicer to the Trustee and by the Trustee by first class mail to Holders of the affected Certificates. The notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the date of optional termination pursuant to Section 9.01(a) or date of final distribution, as the case may be. The notice shall specify (i) the Distribution Date on which final distribution on the affected Certificates will be made on presentation and surrender of the Certificates at the office or agency designated in the notice, (ii) the amount of the final distribution, and (iii) that the Record Date otherwise applicable to the Distribution Date is not applicable, the distribution being made only on presentation and surrender of the Certificates at the office or agency maintained for the purpose (the address of which shall be in the notice).

     (d) If any Certificateholders do not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining the Certificateholders to surrender their Certificates for cancellation and receive the final distribution on them. If within six months after the second notice all the Certificates have not been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost of that shall be paid out of the funds and other assets that remain subject to the Trust Fund.

     SECTION 9.03 Additional Termination Requirements.

     (a) If a Holder of Class R-I and Class R-II Certificates exercises its purchase option pursuant to Section 9.01, each Trust REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel (at the expense of the Holder) to the effect that the failure of the Trust REMICs to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the Trust REMICs, as described in Section 860F of the Code, or
(ii) cause the Trust REMICs to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (A) within 90 days before the final Distribution Date in the notice given by the Servicer under Section 9.02(c), the Holder of the applicable Class R-I and Class R-II Certificates shall adopt a plan of complete liquidation of the Trust REMICs and specify the first day of the applicable 90-day liquidation period in a statement attached to the Trust Fund's final tax return pursuant to Treasury regulations Section 1.860F-1, and satisfy (or cause to be satisfied) all of the requirements of a qualified liquidation under the REMIC Provisions; and

          (B) from the time of adoption of any such plan of complete liquidation for the Trust REMICs by the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Holder of Class R-I and Class R-II Certificates exercising its purchase option for cash. If a calendar quarter ends after the time of adoption of the plan of complete liquidation but before the final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund before the close of that calendar quarter.

     (b) By its acceptance of a Class R-I and Class R-II Certificate, their Holders hereby agree to adopt a plan of complete liquidation and to take any other action reasonably required to liquidate and otherwise terminate the Trust REMICs.


                                  ARTICLE X
                           MISCELLANEOUS PROVISIONS

     SECTION 10.01 Amendment.

     (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller, and the Trustee without the consent of any of the Certificateholders,

          (i) to cure any ambiguity,

          (ii) to correct or supplement any provisions in this Agreement that may be inconsistent with any other provisions in this Agreement,

          (iii) to modify, eliminate, or add to any of its provisions to the extent appropriate to maintain the qualification of the Trust REMICs as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, if the Trustee has received an Opinion of Counsel (at the expense of the party requesting the amendment) to the effect that (A) the action is appropriate to maintain the qualification or to avoid or minimize the risk of the imposition of any such tax and (B) the action will not adversely affect the status of the Trust REMICs as REMICs or adversely affect in any material respect the interests of any Certificateholder,

          (iv) to make any other provisions with respect to matters arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, so long as the action does not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event, or

          (v) to add appropriate restrictions and legends to any of the Class A Certificates that are no longer registered under the 1933 Act.

     (b) This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller, and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; except that no the amendment may

          (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on Mortgage Loans are required to be distributed on any Certificate without the consent of the Holder of the Certificate,

          (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in
     (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of the Class,

          (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby,

          (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 9.01(a) relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates,

          (v) modify this Section without the consent of 100% of the Holders of Certificates, or

          (vi) terminate this Agreement or the Trust Fund created under this Agreement other than as provided in Article IX without the consent of 100% of the Holders of Certificates.

     The consent of Certificateholders under this Section need not approve the particular form of any proposed amendment, but shall be sufficient if it approves the substance of the amendment. The manner of obtaining the consents and of evidencing the authorization of their execution by Certificateholders shall be subject to reasonable regulations prescribed by the Trustee.

     (c) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of the amendment to each Certificateholder and the Rating Agencies.

     (d) Before the execution of any amendment to this Agreement, the Trustee shall receive an Opinion of Counsel (at the expense of the party seeking the amendment) that the amendment is authorized by and permitted under this Agreement and that it will not cause an Adverse REMIC Event.

     SECTION 10.02 Recordation of Agreement; Counterparts.

     (a) This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The recordation shall be effected by the Servicer at its expense on direction of the Trustee, but only on direction of the Trustee accompanied by an Opinion of Counsel (at the expense of the Trust Fund) to the effect that the recordation materially and beneficially affects the interests of the Certificateholders of the Trust Fund.

     (b) To facilitate the recordation of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which shall be an original, and all the counterparts shall constitute but one instrument.

     SECTION 10.03 Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

     SECTION 10.04 Intention of Parties.

     (a) The Depositor, the Seller, the Servicer, and the Trustee intend that the transfer by the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement and the transfer by the Depositor to the Trustee and by the Seller to the Trustee (as provided for in Section 2.01) of each of the Seller's and Depositor's interest in the Mortgage Loans be an absolute sale and assignment by the Seller to the Depositor and by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that either transfer be the grant of a security interest in the Mortgage Loans by the Seller to the Depositor or by the Depositor to the Trustee to secure a debt or other obligation. However, if the Mortgage Loans are held to be property of the Seller or the Depositor, or if for any reason the Mortgage Loan Purchase Agreement or this Agreement is not considered to be an absolute sale of the Mortgage Loans, then

          (i) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

          (ii) the transfers provided for in Section 2.01 shall be a grant by the Seller and the Depositor to the Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations, of a security interest in all of the Seller's and the Depositor's interests, whether now owned or hereafter acquired, in the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, and investment property consisting of the Trust Fund, relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Mortgage Files, and including any Replacement Mortgage Loans; (B) pool insurance policies, hazard insurance policies, and any bankruptcy bond relating to the foregoing, if applicable; (C) the Distribution Account; (D) the Collection Account; (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with their terms; (F) all income, payments, proceeds, and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities, or other property, including all amounts from time to time held or invested in the Distribution Account, whether in the form of cash, instruments, securities, or other property; and (G) all cash and non-cash proceeds of any of the foregoing;

          (iii) the possession or control by the Trustee or any other agent of the Trustee of Mortgage Notes or any other items of property that constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities, or chattel paper shall be considered to be possession or control by the secured party, or possession or control by a purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including Sections 9-305 or 9-115); and

          (iv) notifications to persons holding the property, and acknowledgments, receipts, or confirmations from persons holding the property, shall be considered notifications to, or acknowledgments, receipts, or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting the security interest under applicable law.

"Secured Obligations" means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement, (ii) all other obligations of the Seller and the Depositor under this Agreement and the Mortgage Loan Purchase Agreement, and (iii) the right of the Certificateholders to the Mortgage Loans.

     (b) The Seller and the Depositor, and, at the Depositor's direction, the Servicer and the Trustee, shall, to the extent consistent with this Agreement, take any reasonable actions necessary to ensure that, if this Agreement were considered to create a security interest in the Mortgage Loans and the other Trust Fund property described above, the security interest would be considered to be a perfected first priority security interest. The Seller shall file, at its expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, including continuation statements, any other statements occasioned by any transfer of any interest of the Seller or the Depositor in any Mortgage Loan, and filings necessary as a result of any change in the UCC.

     SECTION 10.05 Notices.

     In addition to other notices provided under this Agreement, the Trustee shall notify the Rating Agencies in writing:

     o  of any substitution of any Mortgage Loan;

     o  of the final payment of any amounts owing to a Class of Certificates;

     o  any Event of Default under this Agreement; and

     o  if any Mortgage Loan is repurchased in accordance with this Agreement.

     All communications under this Agreement shall be in writing (except where also required to be given telephonically) and shall be considered to have been duly given when received at in the case of the Depositor:

              Asset Backed Securities Corporation
              11 Madison Avenue
              New York, New York 10010
              Attention: President

     in the case of the Trustee:

              LaSalle Bank National Association
              135 South LaSalle Street, Suite 1625
              Chicago, IL 60603
              Attention: Asset-Backed Securities Trust Services
                         Group - [Bank One 2000-2]

     in the case of the Seller and either Servicer:

              Bank One, National Association
              One Bank One Plaza, 11th Floor
              Mail Code IL 1-0287
              Chicago, Illinois 60670-0287
              Attention: Molly Carpenter

              with a copy to

              Bank One Capital Corporation
              55 West Monroe, 18th Floor
              Mail Code IL1-0616
              Chicago, Illinois 60670
              Attention: Eric M. Hillenbrand

     in the case of the Servicers:

              HomeSide Lending, Inc.
              7301 Baymeadows Way
              Jacksonville, Florida  32256
              Attention: Tom Hajda

                           and

              Bank One Mortgage Company
              10300 Kincaid Drive
              Fishers, Indiana  46038-9543
              Attention: Greg Quick

              with a copy to

              Bank One Mortgage Company
              Law Department
              Mail Code IN1-0199
              111 Monument Circle, 19th Floor
              Indianapolis, Indiana 46277
              Attention: Thomas Tate

     in the case of the Rating Agencies:

              Standard and Poor's
              55 Water Street
              New York, NY  10041
              Attention: MBS/ABS Surveillance Dept.

                           and

              Fitch-IBCA
              One State Street Plaza
              New York, NY  10004
              Attention: MBS/ABS Surveillance Dept.

Notices given by telecopy shall be considered received when the notice is confirmed by telephone. Notices of default are required to be given by registered mail. Notices to Certificateholders shall be considered given when mailed, first class postage prepaid. A party may change its notice address at any time by notice to each of the other parties.

     SECTION 10.06 Severability of Provisions.

     If any provision of this Agreement is invalid, the validity or enforceability of the other provisions of this Agreement shall not be affected in any way.

     SECTION 10.07 Merger and Integration.

     Except as specifically stated otherwise in this Agreement, this Agreement contains the entire understanding of the parties relating to its subject matter, and all prior understandings, written or oral, are superseded by this Agreement.

     SECTION 10.08 Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle the Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights and obligations of the parties.

     No Certificateholder shall have any right to vote on (except as provided in this Agreement) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties to this Agreement, nor shall anything in this Agreement or in the Certificates be construed so as to constitute the Certificateholders as partners or members of an association; nor shall any Certificateholder be liable to any third party for any action taken by the parties to this Agreement.

     No Certificateholder shall have any right under this Agreement to institute any suit, action, or proceeding in equity or at law with respect to this Agreement, unless the Holder previously has given to the Trustee a written notice of an Event of Default and of its continuance, as provided in this Agreement, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates have requested the Trustee in writing to institute the action, suit, or proceeding in its own name as Trustee and offered to the Trustee any reasonable indemnity it requires against the costs and liabilities of the action, and the Trustee, for 60 days after its receipt of the notice, request, and offer of indemnity, has not instituted an action, suit, or proceeding. Each Certificateholder, by its acceptance of its Certificate, agrees that no one or more Holders of Certificates shall have any right in any manner whatever under this Agreement to affect the rights of the Holders of any other Certificates, or to obtain or seek to obtain priority over or preference to any other the Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the common benefit of all Certificateholders. For the protection and enforcement of this Section, each Certificateholder and the Trustee shall be entitled to any appropriate relief at law or in equity.

     SECTION 10.09 Certificates Nonassessable and Fully Paid.

     The Certificateholders are not personally liable for obligations of the Trust Fund, the interests in the Trust Fund represented by the Certificates are nonassessable, and each Certificate, on its due authentication by the Trustee, is fully paid.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                           ASSET BACKED SECURITIES CORPORATION
                             Depositor



                           By: ________________________
                               Name:  Kari A. Skilbred
                               Title:  Director


                           BANK ONE, NATIONAL ASSOCIATION
                             Seller and Servicer



                           By: ________________________
                               Name:
                               Title: Vice President


                           HOMESIDE LENDING, INC.
                             Servicer



                           By: ________________________
                               Name:
                               Title:


                           LASALLE BANK NATIONAL ASSOCIATION
                             not in its individual capacity,
                             but solely as Trustee



                          By: ________________________
                              Name:
                              Title:

STATE OF ILLINOIS          )

                           : ss.:

COUNTY OF [____________]   )


     On this ____ th day of [March, 2000], before me, personally appeared [_______________], known to me to be a Vice President of Bank One, National Association, the national association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national association, and acknowledged to me that the national association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                     ------------------------
                                                     Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK  )

                   : ss.:

COUNTY OF NEW YORK )


     On the____ th day of [March, 2000], before me, personally appeared Kari
A. Skilbred, known to me to be a Vice President of Asset Backed Securities Corporation, one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that the corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                     ------------------------
                                                     Notary Public

[NOTARIAL SEAL]

STATE OF _______________   )

                           : ss.:

COUNTY OF [ ___________]   )



     On the____ th day of [March, 2000], before me, a Notary Public in and for said State, personally appeared [ ], known to me to be a the [___] of LaSalle Bank National Association, a nationally chartered bank, that executed the within instrument and also known to me to be the person who executed it on behalf of said bank, and acknowledged to me that the bank executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                         ----------------------------------

                                         Notary Public

[NOTARIAL SEAL]

                                                                   EXHIBIT A-1


                          FORM OF CLASS A CERTIFICATE

Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Sections 860g and 860d of the Internal Revenue Code of 1986 (the "Code"), respectively.

This Certificate does not represent an interest in or obligation of Asset Backed Securities Corporation, Bank One, National Association, or the Trustee referred to below, or of any of their affiliates. This Certificate is not guaranteed or insured by any government agency or instrumentality.

Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. Or in any other name requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to any other entity requested by an authorized representative of DTC), any transfer, pledge, or other use of this Certificate for value or otherwise by or to any person is wrongful since the registered owner of this Certificate, Cede & Co., has an interest in this Certificate.

The following information is provided solely for the purposes of applying the U.S. federal income tax original issue discount ("OID") rules to this Certificate. The issue date of this Certificate is March 30, 2000. Assuming that the Mortgage Loans prepay at ___% CPR (as described in the Prospectus Supplement), this Certificate has been issued with no more than $___ of OID per $1,000 of initial notional amount, the yield to maturity is ___% and the amount of OID attributable to the initial accrual period is no more than $0.__ per $1,000 of initial notional amount, computed using the approximate method. No representation is made that the Mortgage Loans will prepay at a rate based on the prepayment assumption or at any other rate.

               BANK ONE MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

                          SERIES 2000-2, CLASS [ A ]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties and certain other property held in trust transferred by

                      ASSET BACKED SECURITIES CORPORATION


CUSIP _______________                    $_______________                       INITIAL AGGREGATE CLASS
                                                                                [ A ] CERTIFICATE
                                                                                PRINCIPAL BALANCE


Certificate No. [ Class A ]              $_______________                       INITIAL CERTIFICATE
                                                                                PRINCIPAL BALANCE OF
                                                                                THIS CERTIFICATE


First Distribution Date:                                                        Scheduled Final Distribution Date:
April 17, 2000                                                                  March 15, 2030


     THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Asset Backed Securities Corporation (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Agreement"), among the Depositor, LaSalle Bank National Association, as Trustee (the "Trustee", which term includes any successor entity under the Agreement), HomeSide Lending, Inc., as servicer (the "Servicer"), and Bank One, National Association, as seller and servicer (the "Seller"), a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the Agreement, to the Holder of this Certificate by accepting this Certificate assents and by which the Holder is bound.

     This Certificate is one of a duly authorized issue of certificates by Asset Backed Securities Corporation designated as the Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2 (the "Certificates"), which is comprised of the following twenty-one Classes: Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, Class 8A, Class 9A1, Class 9A2, Class 9A3, Class 9AP, Class 9AX, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R-I, and Class R-II. The Agreement establishes the respective rights of the Depositor and the Trustee and the Holders of the Certificates under it and the terms on which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which consists of, among other things, (i) the Mortgage Loans and all distributions payable on them after the Cut-off Date, net of certain amounts in accordance with the Agreement, (ii) REO Property, (iii) the Collection Account and the Distribution Account and all amounts deposited in them pursuant to the Agreement, net of any investment earnings on them, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

     This Class [A] Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Aggregate Certificate Principal Balance of the Class [ A ] Certificates, both as set forth above.

     The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 15th day of each month (each, a "Distribution Date"), or if that day is not a Business Day, the next Business Day, to the person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of the distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal required to be distributed to the Class of Certificates to which this Certificate belongs on the Distribution Date.

     Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

     (a) The Agreement permits, with certain exceptions, its amendment and the modification of the rights and obligations of the Depositor, the Seller, the Servicer, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; except that no the amendment may

          (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on Mortgage Loans are required to be distributed on any Certificate without the consent of the Holder of the Certificate,

          (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in
     (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of the Class,

          (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby,

          (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 9.01(a) relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates,

          (v) modify these provisions without the consent of 100% of the Holders of Certificates, or

          (vi) terminate the Agreement or the Trust Fund created under the Agreement other than as provided in Article IX of the Agreement without the consent of 100% of the Holders of Certificates.

     Any consent by the Holder of this Certificate shall be conclusive and binding on the Holder and on all future Holders of this Certificate and of any Certificate issued on the transfer of or in exchange for or in lieu of this Certificate whether or not notation of the consent is made on this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller, and the Trustee to amend the Agreement in certain ways without the consent of Holders of the Certificates. At any time that any Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-I Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-II Certificates.

     As provided in the Agreement and subject to the limitations stated in the Agreement, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder of this Certificate or the Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferees.

     The Class [ A ] Certificates will be issued in fully registered form in minimum denominations of $1,000 Certificate Principal Balance and in integral multiples of $1 in excess of that amount. As provided in the Agreement and subject to the limitations stated in the Agreement, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

     The Certificateholders shall not incur a service charge for any registration of transfer or exchange of Certificates, but may be required to pay the amount of any tax or governmental charge imposed on any transfer or exchange of Certificates. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner of this Certificate for all purposes, and neither the Trustee nor any of its agents shall be affected by notice to the contrary.

     The obligations of the Servicer, the Seller, the Depositor, and the Trustee created by the Agreement with respect to the Trust Fund shall terminate on the earlier of:

          (i) March 15, 2030;

          (ii) the purchase by the Holders of a Percentage Interest equal to more than 50% in the Class R-I and Class R-II Certificates at their election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right they may exercise as of any Distribution Date from the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 15% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, with the prior written consent of the Seller evidenced by an Officer's Certificate of a Senior Vice President or higher member of the Corporate Investment Group of Bank One Corporation; and

          (iii) the later of (a) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (b) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and (c) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

     Any term used in this Certificate that is defined in the Agreement has the meaning given to it in the Agreement, and nothing in this Certificate shall be deemed inconsistent with that meaning. If this Certificate is inconsistent with the Agreement, the Agreement shall control.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The recitals contained in this Certificate shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                   LASALLE BANK NATIONAL ASSOCIATION
                                     solely as Trustee and not individually



                                   By:   ______________________________
                                         Authorized Officer





                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: ____________________

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee



By:      _________________________
         Authorized Officer

                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
____________________________________________
____________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of the interest to the assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver the Certificate to the following address:

____________________________________________
____________________________________________


Dated: ____________________


----------------------------------------                         -----------------------------------------------------

Social Security or other Tax                                     Signature by or on behalf of assignor (signature
Identification No. of Assignee                                   must be signed as registered)



                                                                 -----------------------------------------------------

                                                                 Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for the information of the
Servicer:

     Distribution shall be made by check mailed to

______________________________________________________________________________,
or if the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ________________________________________ the account of __________________, account number _________________________. This information is provided by the assignee named above, or its agent.

                                                                   EXHIBIT A-2


                         FORM OF CLASS 9AP CERTIFICATE

Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Sections 860g and 860d of the Internal Revenue Code of 1986 (the "Code"), respectively.

This Certificate does not represent an interest in or obligation of Asset Backed Securities Corporation, Bank One, National Association, or the Trustee referred to below, or of any of their affiliates. This Certificate is not guaranteed or insured by any government agency or instrumentality.

Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. Or in any other name requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to any other entity requested by an authorized representative of DTC), any transfer, pledge, or other use of this Certificate for value or otherwise by or to any person is wrongful since the registered owner of this Certificate, Cede & Co., has an interest in this Certificate.

The following information is provided solely for the purposes of applying the U.S. federal income tax original issue discount ("OID") rules to this Certificate. The issue date of this Certificate is March 30, 2000. Assuming that the Mortgage Loans prepay at ___% CPR (as described in the Prospectus Supplement), this Certificate has been issued with no more than $___ of OID per $1,000 of initial notional amount, the yield to maturity is ___% and the amount of OID attributable to the initial accrual period is no more than $0.__ per $1,000 of initial notional amount, computed using the approximate method. No representation is made that the Mortgage Loans will prepay at a rate based on the prepayment assumption or at any other rate.

               BANK ONE MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

                         SERIES 2000-2, CLASS [ 9AP ]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties and certain other property held in trust transferred by

                      ASSET BACKED SECURITIES CORPORATION



CUSIP _______________                    $_______________                       INITIAL AGGREGATE CLASS
                                                                                [ 9AP ] CERTIFICATE
                                                                                PRINCIPAL BALANCE


Certificate No. [ Class 9AP ]            $_______________                       INITIAL CERTIFICATE
                                                                                PRINCIPAL BALANCE OF
                                                                                THIS CERTIFICATE


First Distribution Date:                                                        Scheduled Final Distribution Date:
April 17, 2000                                                                  March 15, 2030


     THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Asset Backed Securities Corporation (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Agreement"), among the Depositor, LaSalle Bank National Association, as Trustee (the "Trustee", which term includes any successor entity under the Agreement), HomeSide Lending, Inc., as servicer (the "Servicer"), and Bank One, National Association, as seller and servicer (the "Seller"), a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the Agreement, to the Holder of this Certificate by accepting this Certificate assents and by which the Holder is bound.

     This Certificate is one of a duly authorized issue of certificates by Asset Backed Securities Corporation designated as the Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2 (the "Certificates"), which is comprised of the following twenty-one Classes: Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, Class 8A, Class 9A1, Class 9A2, Class 9A3, Class 9AP, Class 9AX, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R-I, and Class R-II. The Agreement establishes the respective rights of the Depositor and the Trustee and the Holders of the Certificates under it and the terms on which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which consists of, among other things, (i) the Mortgage Loans and all distributions payable on them after the Cut-off Date, net of certain amounts in accordance with the Agreement, (ii) REO Property, (iii) the Collection Account and the Distribution Account and all amounts deposited in them pursuant to the Agreement, net of any investment earnings on them, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

     This Class [ 9AP ] Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Aggregate Certificate Principal Balance of the Class [ 9AP ] Certificates, both as set forth above.

     The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 15th day of each month (each, a "Distribution Date"), or if that day is not a Business Day, the next Business Day, to the person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of the distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of principal required to be distributed to the Class of Certificates to which this Certificate belongs on the Distribution Date.

     Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

     (b) The Agreement permits, with certain exceptions, its amendment and the modification of the rights and obligations of the Depositor, the Seller, the Servicer, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; except that no the amendment may

          (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on Mortgage Loans are required to be distributed on any Certificate without the consent of the Holder of the Certificate,

          (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in
     (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of the Class,

          (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby,

          (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 9.01(a) relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates,

          (v) modify these provisions without the consent of 100% of the Holders of Certificates, or

          (vi) terminate the Agreement or the Trust Fund created under the Agreement other than as provided in Article IX of the Agreement without the consent of 100% of the Holders of Certificates.

     Any consent by the Holder of this Certificate shall be conclusive and binding on the Holder and on all future Holders of this Certificate and of any Certificate issued on the transfer of or in exchange for or in lieu of this Certificate whether or not notation of the consent is made on this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller, and the Trustee to amend the Agreement in certain ways without the consent of Holders of the Certificates. At any time that any Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-I Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-II Certificates.

     As provided in the Agreement and subject to the limitations stated in the Agreement, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder of this Certificate or the Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferees.

     The Class [ 9AP ] Certificates will be issued in fully registered form in minimum denominations of $1,000 Certificate Principal Balance and in integral multiples of $1 in excess of that amount. As provided in the Agreement and subject to the limitations stated in the Agreement, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

     The Certificateholders shall not incur a service charge for any registration of transfer or exchange of Certificates, but may be required to pay the amount of any tax or governmental charge imposed on any transfer or exchange of Certificates. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner of this Certificate for all purposes, and neither the Trustee nor any of its agents shall be affected by notice to the contrary.

     The obligations of the Servicer, the Seller, the Depositor, and the Trustee created by the Agreement with respect to the Trust Fund shall terminate on the earlier of:

          (i) March 15, 2030;

          (ii) the purchase by the Holders of a Percentage Interest equal to more than 50% in the Class R-I and Class R-II Certificates at their election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right they may exercise as of any Distribution Date from the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 15% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, with the prior written consent of the Seller evidenced by an Officer's Certificate of a Senior Vice President or higher member of the Corporate Investment Group of Bank One Corporation; and

          (iii) the later of (a) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (b) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and (c) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

     Any term used in this Certificate that is defined in the Agreement has the meaning given to it in the Agreement, and nothing in this Certificate shall be deemed inconsistent with that meaning. If this Certificate is inconsistent with the Agreement, the Agreement shall control.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The recitals contained in this Certificate shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                   LASALLE BANK NATIONAL ASSOCIATION
                                     solely as Trustee and not individually



                                   By:   ______________________________
                                         Authorized Officer





                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: ____________________

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee



By:      _________________________
         Authorized Officer

                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
____________________________________________
____________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of the interest to the assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver the Certificate to the following address:

____________________________________________
____________________________________________


Dated: ____________________




----------------------------------------                         -----------------------------------------------------

Social Security or other Tax                                     Signature by or on behalf of assignor (signature
Identification No. of Assignee                                   must be signed as registered)



                                                                 -----------------------------------------------------

                                                                 Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for the information of the
Servicer:

     Distribution shall be made by check mailed to

_____________________________________________________________________________,
or if the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ________________________________________ the account of ___________________, account number _________________________. This information is provided by the assignee named above, or its agent.

                                                                   EXHIBIT A-3


                         FORM OF CLASS 9AX CERTIFICATE

Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Sections 860g and 860d of the Internal Revenue Code of 1986 (the "Code"), respectively.

This Certificate does not represent an interest in or obligation of Asset Backed Securities Corporation, Bank One, National Association, or the Trustee referred to below, or of any of their affiliates. This Certificate is not guaranteed or insured by any government agency or instrumentality.

Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. Or in any other name requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to any other entity requested by an authorized representative of DTC), any transfer, pledge, or other use of this Certificate for value or otherwise by or to any person is wrongful since the registered owner of this Certificate, Cede & Co., has an interest in this Certificate.

The following information is provided solely for the purposes of applying the U.S. federal income tax original issue discount ("OID") rules to this Certificate. The issue date of this Certificate is March 30, 2000. Assuming that the Mortgage Loans prepay at ___% CPR (as described in the Prospectus Supplement), this Certificate has been issued with no more than $___ of OID per $1,000 of initial notional amount, the yield to maturity is ___% and the amount of OID attributable to the initial accrual period is no more than $0.__ per $1,000 of initial notional amount, computed using the approximate method. No representation is made that the Mortgage Loans will prepay at a rate based on the prepayment assumption or at any other rate.

               BANK ONE MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

                         SERIES 2000-2, CLASS [ 9AX ]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties and certain other property held in trust transferred by

                      ASSET BACKED SECURITIES CORPORATION


CUSIP _______________                    $_______________                       INITIAL AGGREGATE CLASS
                                                                                [ 9AX ] CERTIFICATE
                                                                                PRINCIPAL BALANCE


Certificate No. [ Class 9AX ]            $_______________                       INITIAL CERTIFICATE
                                                                                PRINCIPAL BALANCE OF
                                                                                THIS CERTIFICATE


First Distribution Date:                                                        Scheduled Final Distribution Date:
April 17, 2000                                                                  March 15, 2030


     THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Asset Backed Securities Corporation (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Agreement"), among the Depositor, LaSalle Bank National Association, as Trustee (the "Trustee", which term includes any successor entity under the Agreement), HomeSide Lending, Inc., as servicer (the "Servicer"), and Bank One, National Association, as seller and servicer (the "Seller"), a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the Agreement, to the Holder of this Certificate by accepting this Certificate assents and by which the Holder is bound.

     This Certificate is one of a duly authorized issue of certificates by Asset Backed Securities Corporation designated as the Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2 (the "Certificates"), which is comprised of the following twenty-one Classes: Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, Class 8A, Class 9A1, Class 9A2, Class 9A3, Class 9AP, Class 9AX, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R-I, and Class R-II. The Agreement establishes the respective rights of the Depositor and the Trustee and the Holders of the Certificates under it and the terms on which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which consists of, among other things, (i) the Mortgage Loans and all distributions payable on them after the Cut-off Date, net of certain amounts in accordance with the Agreement, (ii) REO Property, (iii) the Collection Account and the Distribution Account and all amounts deposited in them pursuant to the Agreement, net of any investment earnings on them, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

     This Class [ 9AX ] Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Aggregate Certificate Principal Balance of the Class [ 9AX ] Certificates, both as set forth above.

     The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 15th day of each month (each, a "Distribution Date"), or if that day is not a Business Day, the next Business Day, to the person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of the distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest required to be distributed to the Class of Certificates to which this Certificate belongs on the Distribution Date.

     (c) The Agreement permits, with certain exceptions, its amendment and the modification of the rights and obligations of the Depositor, the Seller, the Servicer, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; except that no the amendment may

          (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on Mortgage Loans are required to be distributed on any Certificate without the consent of the Holder of the Certificate,

          (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in
     (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of the Class,

          (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby,

          (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 9.01(a) relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates,

          (v) modify these provisions without the consent of 100% of the Holders of Certificates, or

          (vi) terminate the Agreement or the Trust Fund created under the Agreement other than as provided in Article IX of the Agreement without the consent of 100% of the Holders of Certificates.

     Any consent by the Holder of this Certificate shall be conclusive and binding on the Holder and on all future Holders of this Certificate and of any Certificate issued on the transfer of or in exchange for or in lieu of this Certificate whether or not notation of the consent is made on this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller, and the Trustee to amend the Agreement in certain ways without the consent of Holders of the Certificates. At any time that any Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-I Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-II Certificates.

     As provided in the Agreement and subject to the limitations stated in the Agreement, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder of this Certificate or the Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferees.

     The Class [ 9AX ] Certificates will be issued in fully registered form in minimum denominations of $1,000 Certificate Principal Balance and in integral multiples of $1 in excess of that amount. As provided in the Agreement and subject to the limitations stated in the Agreement, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

     The Certificateholders shall not incur a service charge for any registration of transfer or exchange of Certificates, but may be required to pay the amount of any tax or governmental charge imposed on any transfer or exchange of Certificates. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner of this Certificate for all purposes, and neither the Trustee nor any of its agents shall be affected by notice to the contrary.

         The obligations of the Servicer, the Seller, the Depositor, and the Trustee created by the Agreement with respect to the Trust Fund shall terminate on the earlier of:

          (i) March 15, 2030;

          (ii) the purchase by the Holders of a Percentage Interest equal to more than 50% in the Class R-I and Class R-II Certificates at their election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right they may exercise as of any Distribution Date from the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 15% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, with the prior written consent of the Seller evidenced by an Officer's Certificate of a Senior Vice President or higher member of the Corporate Investment Group of Bank One Corporation; and

          (iii) the later of (a) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (b) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and (c) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

     Any term used in this Certificate that is defined in the Agreement has the meaning given to it in the Agreement, and nothing in this Certificate shall be deemed inconsistent with that meaning. If this Certificate is inconsistent with the Agreement, the Agreement shall control.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The recitals contained in this Certificate shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                     LASALLE BANK NATIONAL ASSOCIATION
                                       solely as Trustee and not individually



                                     By:   ______________________________
                                           Authorized Officer





                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: ____________________

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee



By:      _________________________
         Authorized Officer

                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
____________________________________________
____________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of the interest to the assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver the Certificate to the following address:

____________________________________________
____________________________________________

Dated: ____________________



----------------------------------------                         -----------------------------------------------------
Social Security or other Tax                                     Signature by or on behalf of assignor (signature
Identification No. of Assignee                                   must be signed as registered)



                                                                 -----------------------------------------------------

                                                                 Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the
Servicer:

         Distribution shall be made by check mailed to

_____________________________________________________________________________,
or if the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ________________________________________ the account of ___________________, account number _________________________. This information is provided by the assignee named above, or its agent.

                                                                     EXHIBIT B


                          FORM OF CLASS M CERTIFICATE

Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Sections 860g and 860d of the Internal Revenue Code of 1986 (the "Code"), respectively.

This Certificate does not represent an interest in or obligation of Asset Backed Securities Corporation, Bank One, National Association, or the Trustee referred to below, or of any of their affiliates. This Certificate is not guaranteed or insured by any government agency or instrumentality.

Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. Or in any other name requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to any other entity requested by an authorized representative of DTC), any transfer, pledge, or other use of this Certificate for value or otherwise by or to any person is wrongful since the registered owner of this Certificate, Cede & Co., has an interest in this Certificate.

The following information is provided solely for the purposes of applying the U.S. federal income tax original issue discount ("OID") rules to this Certificate. The issue date of this Certificate is March 30, 2000. Assuming that the Mortgage Loans prepay at ___% CPR (as described in the Prospectus Supplement), this Certificate has been issued with no more than $___ of OID per $1,000 of initial notional amount, the yield to maturity is ___% and the amount of OID attributable to the initial accrual period is no more than $0.__ per $1,000 of initial notional amount, computed using the approximate method. No representation is made that the Mortgage Loans will prepay at a rate based on the prepayment assumption or at any other rate.

This Certificate (or its predecessor) was originally issued in a transaction exempt from registration under the United States Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold, pledged, or otherwise transferred in the absence of registration or an applicable exemption from registration. Each purchaser of this Certificate is hereby notified that the seller of this Certificate may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

The holder of this Certificate agrees for the benefit of the issuer that (a) this Certificate may only be offered, resold, pledged, or otherwise transferred (1) to the issuer, (2) to a qualified institutional buyer in accordance with Rule 144A or to a non-qualified institutional buyer who is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act), or (3) pursuant to an effective registration statement under the Securities Act, and, in each case, in accordance with all applicable securities laws of any state of the United States and any other applicable jurisdiction, and (b) the holder will, and each subsequent holder is required to, notify any purchaser of this Certificate from it of the resale restrictions referred to in (a) above.

Any transfer in violation of the foregoing will be void ab initio, and will not operate to transfer any rights to the transferee, notwithstanding any instructions to the contrary."

Notwithstanding the above, with respect to the transfer of this Certificate to a depository or any subsequent transfer of any interest in this Certificate for so long as this Certificate is held by a depository, the following conditions shall apply:

          1. Any transferee of this Certificate by purchasing or holding this Certificate (or interest in it) that either (a) the transferee is not a Plan investor or (b) the transferee is a Complying Insurance Company; and

          2. If this Certificate (or any interest in it) is acquired or held in violation of the provisions of the preceding paragraph, then the last preceding transferee that either (i) is not a Plan investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as owner of this Certificate retroactive to the date of the transfer of this Certificate. The Trustee shall be under no liability to any person for making any payments due on this Certificate to that preceding transferee.

No transfer of this Certificate may be made to an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or section 4975 of the Code unless the transferee provides a certification pursuant to Section 5.02(f) of the Pooling and Servicing Agreement that the purchase of this Certificate by or on behalf of the plan is permissible under applicable law and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

Any purported Certificate owner whose acquisition or holding of this Certificate (or any interest in it) was effected in violation of the restrictions in Section 5.02(f) of the Pooling and Servicing Agreement shall indemnify the Depositor, the Trustee, the Servicer, the Seller, and the REMIC Trust against any and all liabilities, claims, costs, or expenses incurred by them as a result of that acquisition or holding.

               BANK ONE MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

                          SERIES 2000-2, CLASS [ M ]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

                      ASSET BACKED SECURITIES CORPORATION



                                                              $_______________  INITIAL AGGREGATE CLASS
                                                                                [ M ] CERTIFICATE
                                                                                PRINCIPAL BALANCE


Certificate No. [ M ]                                                     100%  INITIAL CERTIFICATE
                                                                                PRINCIPAL BALANCE OF
                                                                                THIS CERTIFICATE


First Distribution Date:                                                        Scheduled Final Distribution Date:
                                                                                March 15, 2030
April 17,2000


     THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Asset Backed Securities Corporation (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Agreement"), among the Depositor, LaSalle Bank National Association, as Trustee (the "Trustee", which term includes any successor entity under the Agreement), HomeSide Lending, Inc., as servicer (the "Servicer"), and Bank One, National Association, as seller and servicer (the "Seller"), a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the Agreement, to the Holder of this Certificate by accepting this Certificate assents and by which the Holder is bound.

     This Certificate is one of a duly authorized issue of certificates by Asset Backed Securities Corporation designated as the Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2 (the "Certificates"), which is comprised of the following twenty-one Classes: Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, Class 8A, Class 9A1, Class 9A2, Class 9A3, Class 9AP, Class 9AX, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R-I, and Class R-II. The Agreement establishes the respective rights of the Depositor and the Trustee and the Holders of the Certificates under it and the terms on which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which consists of, among other things, (i) the Mortgage Loans and all distributions payable on them after the Cut-off Date, net of certain amounts in accordance with the Agreement, (ii) REO Property, (iii) the Collection Account and the Distribution Account and all amounts deposited in them pursuant to the Agreement, net of any investment earnings on them, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

     This Class M Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Aggregate Certificate Principal Balance of the Class [ M ] Certificates, both as set forth above.

     The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 15th day of each month (each, a "Distribution Date"), or if that day is not a Business Day, the next Business Day, to the person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of the distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal required to be distributed to the Class of Certificates to which this Certificate belongs on the Distribution Date.

     Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

     (d) The Agreement permits, with certain exceptions, its amendment and the modification of the rights and obligations of the Depositor, the Seller, the Servicer, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; except that no the amendment may

          (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on Mortgage Loans are required to be distributed on any Certificate without the consent of the Holder of the Certificate,

          (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in
     (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of the Class,

          (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby,

          (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 9.01(a) relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates,

          (v) modify these provisions without the consent of 100% of the Holders of Certificates, or

          (vi) terminate the Agreement or the Trust Fund created under the Agreement other than as provided in Article IX of the Agreement without the consent of 100% of the Holders of Certificates.

     Any consent by the Holder of this Certificate shall be conclusive and binding on the Holder and on all future Holders of this Certificate and of any Certificate issued on the transfer of or in exchange for or in lieu of this Certificate whether or not notation of the consent is made on this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller, and the Trustee to amend the Agreement in certain ways without the consent of Holders of the Certificates. At any time that any Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-I Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-II Certificates.

     As provided in the Agreement and subject to the limitations stated in the Agreement, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder of this Certificate or the Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferees.

     The Class [ M ] Certificates will be issued in fully registered form in minimum denominations of $1,000,000 Certificate Principal Balance and in integral multiples of $1 in excess of that amount. As provided in the Agreement and subject to the limitations stated in the Agreement, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

     The Certificateholders shall not incur a service charge for any registration of transfer or exchange of Certificates, but may be required to pay the amount of any tax or governmental charge imposed on any transfer or exchange of Certificates. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner of this Certificate for all purposes, and neither the Trustee nor any of its agents shall be affected by notice to the contrary.

     The obligations of the Servicer, the Seller, the Depositor, and the Trustee created by the Agreement with respect to the Trust Fund shall terminate on the earlier of:

          (i) March 15, 2030;

          (ii) the purchase by the Holders of a Percentage Interest equal to more than 50% in the Class R-I and Class R-II Certificates at their election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right they may exercise as of any Distribution Date from the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 15% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, with the prior written consent of the Seller evidenced by an Officer's Certificate of a Senior Vice President or higher member of the Corporate Investment Group of Bank One Corporation; and

          (iii) the later of (a) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (b) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and (c) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

     Any term used in this Certificate that is defined in the Agreement has the meaning given to it in the Agreement, and nothing in this Certificate shall be deemed inconsistent with that meaning. If this Certificate is inconsistent with the Agreement, the Agreement shall control.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The recitals contained in this Certificate shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                        solely as Trustee and not individually



                                      By:  ______________________________
                                           Authorized Officer





                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: ____________________

                                         LASALLE BANK NATIONAL ASSOCIATION,
                                         as Trustee



                                         By:  _________________________
                                              Authorized Officer

                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
____________________________________________
____________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of the interest to the assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver the Certificate to the following address:

____________________________________________
____________________________________________

Dated: ____________________



----------------------------------------                         -----------------------------------------------------

Social Security or other Tax                                     Signature by or on behalf of assignor (signature
Identification No. of Assignee                                   must be signed as registered)




                                                                 -----------------------------------------------------

                                                                 Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the
Servicer:

         Distribution shall be made by check mailed to

______________________________________________________________________________,
or if the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ________________________________________ the account of ___________________, account number _________________________. This information is provided by the assignee named above, or its agent.

                                                                     EXHIBIT C


                          FORM OF CLASS B CERTIFICATE

Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Sections 860g and 860d of the Internal Revenue Code of 1986 (the "Code"), respectively.

This Certificate does not represent an interest in or obligation of Asset Backed Securities Corporation, Bank One, National Association, or the Trustee referred to below, or of any of their affiliates. This Certificate is not guaranteed or insured by any government agency or instrumentality.

Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. Or in any other name requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to any other entity requested by an authorized representative of DTC), any transfer, pledge, or other use of this Certificate for value or otherwise by or to any person is wrongful since the registered owner of this Certificate, Cede & Co., has an interest in this Certificate.

The following information is provided solely for the purposes of applying the U.S. federal income tax original issue discount ("OID") rules to this Certificate. The issue date of this Certificate is March 30, 2000. Assuming that the Mortgage Loans prepay at ___% CPR (as described in the Prospectus Supplement), this Certificate has been issued with no more than $___ of OID per $1,000 of initial notional amount, the yield to maturity is ___% and the amount of OID attributable to the initial accrual period is no more than $0.__ per $1,000 of initial notional amount, computed using the approximate method. No representation is made that the Mortgage Loans will prepay at a rate based on the prepayment assumption or at any other rate.

This Certificate (or its predecessor) was originally issued in a transaction exempt from registration under the United States Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold, pledged, or otherwise transferred in the absence of registration or an applicable exemption from registration. Each purchaser of this Certificate is hereby notified that the seller of this Certificate may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

The holder of this Certificate agrees for the benefit of the issuer that (a) this Certificate may only be offered, resold, pledged, or otherwise transferred (1) to the issuer, (2) to a qualified institutional buyer in accordance with Rule 144A or to a non-qualified institutional buyer who is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act), or (3) pursuant to an effective registration statement under the Securities Act, and, in each case, in accordance with all applicable securities laws of any state of the United States and any other applicable jurisdiction, and (b) the holder will, and each subsequent holder is required to, notify any purchaser of this Certificate from it of the resale restrictions referred to in (a) above.

Any transfer in violation of the foregoing will be void ab initio, and will not operate to transfer any rights to the transferee, notwithstanding any instructions to the contrary."

Notwithstanding the above, with respect to the transfer of this Certificate to a depository or any subsequent transfer of any interest in this Certificate for so long as this Certificate is held by a depository, the following conditions shall apply:

          1. Any transferee of this Certificate by purchasing or holding this Certificate (or interest in it) that either (a) the transferee is not a Plan investor or (b) the transferee is a Complying Insurance Company; and

          2. If this Certificate (or any interest in it) is acquired or held in violation of the provisions of the preceding paragraph, then the last preceding transferee that either (i) is not a Plan investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as owner of this Certificate retroactive to the date of the transfer of this Certificate. The Trustee shall be under no liability to any person for making any payments due on this Certificate to that preceding transferee.

No transfer of this Certificate may be made to an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or section 4975 of the Code unless the transferee provides a certification pursuant to Section 5.02(f) of the Pooling and Servicing Agreement that the purchase of this Certificate by or on behalf of the plan is permissible under applicable law and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

Any purported Certificate owner whose acquisition or holding of this Certificate (or any interest in it) was effected in violation of the restrictions in Section 5.02(f) of the Pooling and Servicing Agreement shall indemnify the Depositor, the Trustee, the Servicer, the Seller, and the REMIC Trust against any and all liabilities, claims, costs, or expenses incurred by them as a result of that acquisition or holding.

               BANK ONE MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

                          SERIES 2000-2, CLASS [ B ]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

                      ASSET BACKED SECURITIES CORPORATION


                                                              $_______________  INITIAL AGGREGATE CLASS
                                                                                [ B ] CERTIFICATE
                                                                                PRINCIPAL BALANCE


Certificate No. [ B ]                                                     100%  INITIAL CERTIFICATE
                                                                                PRINCIPAL BALANCE OF
                                                                                THIS CERTIFICATE


First Distribution Date:                                                        Scheduled Final Distribution Date:
                                                                                March 15, 2030
April 17, 2000


     THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Asset Backed Securities Corporation (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Agreement"), among the Depositor, LaSalle Bank National Association, as Trustee (the "Trustee", which term includes any successor entity under the Agreement), HomeSide Lending, Inc., as servicer (the "Servicer"), and Bank One, National Association, as seller and servicer (the "Seller"), a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the Agreement, to the Holder of this Certificate by accepting this Certificate assents and by which the Holder is bound.

     This Certificate is one of a duly authorized issue of certificates by Asset Backed Securities Corporation designated as the Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2 (the "Certificates"), which is comprised of the following twenty-one Classes: Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, Class 8A, Class 9A1, Class 9A2, Class 9A3, Class 9AP, Class 9AX, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R-I, and Class R-II. The Agreement establishes the respective rights of the Depositor and the Trustee and the Holders of the Certificates under it and the terms on which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which consists of, among other things, (i) the Mortgage Loans and all distributions payable on them after the Cut-off Date, net of certain amounts in accordance with the Agreement, (ii) REO Property, (iii) the Collection Account and the Distribution Account and all amounts deposited in them pursuant to the Agreement, net of any investment earnings on them, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

     This Class [B] Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Aggregate Certificate Principal Balance of the Class [ B ] Certificates, both as set forth above.

     The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 15th day of each month (each, a "Distribution Date"), or if that day is not a Business Day, the next Business Day, to the person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of the distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal required to be distributed to the Class of Certificates to which this Certificate belongs on the Distribution Date.

     Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

     (e) The Agreement permits, with certain exceptions, its amendment and the modification of the rights and obligations of the Depositor, the Seller, the Servicer, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; except that no the amendment may

          (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on Mortgage Loans are required to be distributed on any Certificate without the consent of the Holder of the Certificate,

          (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in
     (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of the Class,

          (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby,

          (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 9.01(a) relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates,

          (v) modify these provisions without the consent of 100% of the Holders of Certificates, or

          (vi) terminate the Agreement or the Trust Fund created under the Agreement other than as provided in Article IX of the Agreement without the consent of 100% of the Holders of Certificates.

     Any consent by the Holder of this Certificate shall be conclusive and binding on the Holder and on all future Holders of this Certificate and of any Certificate issued on the transfer of or in exchange for or in lieu of this Certificate whether or not notation of the consent is made on this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller, and the Trustee to amend the Agreement in certain ways without the consent of Holders of the Certificates. At any time that any Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-I Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-II Certificates.

     As provided in the Agreement and subject to the limitations stated in the Agreement, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder of this Certificate or the Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferees.

     The Class [ B ] Certificates will be issued in fully registered form in minimum denominations of $1,000 Certificate Principal Balance and in integral multiples of $1 in excess of that amount. As provided in the Agreement and subject to the limitations stated in the Agreement, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

     The Certificateholders shall not incur a service charge for any registration of transfer or exchange of Certificates, but may be required to pay the amount of any tax or governmental charge imposed on any transfer or exchange of Certificates. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner of this Certificate for all purposes, and neither the Trustee nor any of its agents shall be affected by notice to the contrary.

     The obligations of the Servicer, the Seller, the Depositor, and the Trustee created by the Agreement with respect to the Trust Fund shall terminate on the earlier of:

          (i) March 15, 2030;

          (ii) the purchase by the Holders of a Percentage Interest equal to more than 50% in the Class R-I and Class R-II Certificates at their election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right they may exercise as of any Distribution Date from the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 15% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, with the prior written consent of the Seller evidenced by an Officer's Certificate of a Senior Vice President or higher member of the Corporate Investment Group of Bank One Corporation; and

          (iii) the later of (a) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (b) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and (c) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

     Any term used in this Certificate that is defined in the Agreement has the meaning given to it in the Agreement, and nothing in this Certificate shall be deemed inconsistent with that meaning. If this Certificate is inconsistent with the Agreement, the Agreement shall control.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The recitals contained in this Certificate shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  solely as Trustee and not individually



                                   By: ______________________________
                                       Authorized Officer





                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: ____________________

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee



By:      _________________________
         Authorized Officer

                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
____________________________________________
____________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of the interest to the assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver the Certificate to the following address:




Dated: ____________________


----------------------------------------                         -----------------------------------------------------

Social Security or other Tax                                     Signature by or on behalf of assignor (signature
Identification No. of Assignee                                   must be signed as registered)

                                                                 -----------------------------------------------------

                                                                 Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the
Servicer:

         Distribution shall be made by check mailed to

____________________________________________________________________________,
or if the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ________________________________________ the account of ___________________, account number _________________________. This information is provided by the assignee named above, or its agent.

                                                                     EXHIBIT D


                     FORM OF CLASS [R-I][R-II] CERTIFICATE

Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Sections 860g and 860d of the Internal Revenue Code of 1986 (the "Code"), respectively.

This Certificate does not represent an interest in or obligation of Asset Backed Securities Corporation, Bank One, National Association, or the Trustee referred to below, or of any of their affiliates. This Certificate is not guaranteed or insured by any government agency or instrumentality.

Any resale, transfer, or other disposition of this Certificate may be made only if the proposed transferee provides a transfer affidavit to the Trustee that (1) the transferee is not (a) the United States, any state or political subdivision of the United States, any foreign government, any international organization, or any agency or instrumentality of any of them, (b) any organization (other than a cooperative described in Section 521 of the Code that is exempt from the taxes imposed by Chapter 1 of the Code unless the organization is subject to the tax imposed by Section 511 of the Code, (c) any organization described in Section 1381(a)(2)(c) of the Code (any the person described in clause (a), (b), or (c), a "Disqualified Organization"), or (d) an agent of a Disqualified Organization and (2) no purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. The affidavit shall include representations about the financial condition of the proposed transferee. Notwithstanding the registration in the certificate register of any transfer, sale, or other disposition of this Residual Certificate to a Disqualified Organization or an agent of a Disqualified Organization, the registration shall be void and the person shall not be a Certificateholder for any purpose, including the receipt of distributions on this Certificate. Each holder of this Residual Certificate by acceptance of this Certificate agrees to these provisions.

No transfer of this Certificate may be made to an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Code.

                                   BANK ONE

                   MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

                       SERIES 2000-2, CLASS [R-I][R-II]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

                      ASSET BACKED SECURITIES CORPORATION


CUSIP ______________                                                      100%  PERCENTAGE INTEREST
                                                                                REPRESENTED BY THIS
                                                                                CERTIFICATE

Certificate No. [R-I][R-II]-_____

First Distribution Date:                                                        Scheduled Final Distribution Date:
                                                                                March 15, 2030


April 17, 2000



     THIS CERTIFIES THAT _______________________________________________
_________________________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Asset Backed Securities Corporation (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Agreement"), among the Depositor, LaSalle Bank National Association, as Trustee (the "Trustee", which term includes any successor entity under the Agreement), HomeSide Lending, Inc., as servicer (the "Servicer"), and Bank One, National Association, as seller and servicer (the "Seller"), a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the Agreement, to the Holder of this Certificate by accepting this Certificate assents and by which the Holder is bound.

     This Certificate is one of a duly authorized issue of certificates by Asset Backed Securities Corporation designated as the Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2 (the "Certificates"), which is comprised of the following twenty-one Classes: Class 1A, Class 2A, Class 3A, Class 4A, Class 5A, Class 6A, Class 7A, Class 8A, Class 9A1, Class 9A2, Class 9A3, Class 9AP, Class 9AX, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R-I, and Class R-II. The Agreement establishes the respective rights of the Depositor and the Trustee and the Holders of the Certificates under it and the terms on which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which consists of, among other things, (i) the Mortgage Loans and all distributions payable on them after the Cut-off Date, net of certain amounts in accordance with the Agreement, (ii) REO Property, (iii) the Collection Account and the Distribution Account and all amounts deposited in them pursuant to the Agreement, net of any investment earnings on them, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

     This Class [R-I][R-II] Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Aggregate Certificate Principal Balance of the Class [R-I][R-II] Certificates, both as set forth above.

     The Trustee shall make distributions from the Distribution Account, to the extent of available funds, on the 15th day of each month (each, a "Distribution Date"), or if that day is not a Business Day, the next Business Day, to the person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of the distribution (each, a "Record Date"), from the Available Distribution Amount in the amount required to be distributed to the Class [R-I][R-II] Certificates on the Distribution Date pursuant to Section 4.01 of the Pooling And Servicing Agreement.

     Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

     (f) The Agreement permits, with certain exceptions, its amendment and the modification of the rights and obligations of the Depositor, the Seller, the Servicer, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; except that no the amendment may

          (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on Mortgage Loans are required to be distributed on any Certificate without the consent of the Holder of the Certificate,

          (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in
     (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of the Class,

          (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby,

          (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 9.01(a) relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates,

          (v) modify these provisions without the consent of 100% of the Holders of Certificates, or

          (vi) terminate the Agreement or the Trust Fund created under the Agreement other than as provided in Article IX of the Agreement without the consent of 100% of the Holders of Certificates.

     Any consent by the Holder of this Certificate shall be conclusive and binding on the Holder and on all future Holders of this Certificate and of any Certificate issued on the transfer of or in exchange for or in lieu of this Certificate whether or not notation of the consent is made on this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller, and the Trustee to amend the Agreement in certain ways without the consent of Holders of the Certificates. At any time that any Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-I Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-II Certificates.

     As provided in the Agreement and subject to the limitations stated in the Agreement, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder of this Certificate or the Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferees.

     The Class [R-I][R-II] Certificates will be issued in fully registered form in minimum denominations of $1,000 Certificate Principal Balance and in integral multiples of $1 in excess of that amount. As provided in the Agreement and subject to the limitations stated in the Agreement, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

     The Certificateholders shall not incur a service charge for any registration of transfer or exchange of Certificates, but may be required to pay the amount of any tax or governmental charge imposed on any transfer or exchange of Certificates. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner of this Certificate for all purposes, and neither the Trustee nor any of its agents shall be affected by notice to the contrary.

     Pursuant to the Agreement, the Depositor will make an election to treat each Trust REMIC as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Class R-I Certificates will be the "residual interest" in the Trust REMIC I, the Class R-II Certificates will be the "residual interest" in the Trust REMIC II and all other Classes of Certificates will constitute the "regular interests" in the Trust REMIC II.

     The obligations of the Servicer, the Seller, the Depositor, and the Trustee created by the Agreement with respect to the Trust Fund shall terminate on the earlier of:

          (i) March 15, 2030;

          (ii) the purchase by the Holders of a Percentage Interest equal to more than 50% in the Class R-I and Class R-II Certificates at their election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right they may exercise as of any Distribution Date from the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 15% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, with the prior written consent of the Seller evidenced by an Officer's Certificate of a Senior Vice President or higher member of the Corporate Investment Group of Bank One Corporation; and

          (iii) the later of (a) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (b) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and (c) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

     Any term used in this Certificate that is defined in the Agreement has the meaning given to it in the Agreement, and nothing in this Certificate shall be deemed inconsistent with that meaning. If this Certificate is inconsistent with the Agreement, the Agreement shall control.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The recitals contained in this Certificate shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                   LASALLE BANK NATIONAL ASSOCIATION,
                                   solely as Trustee and not individually



                                   By:   ______________________________
                                         Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: ____________________

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee



By:      _________________________
         Authorized Officer

                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
____________________________________________
____________________________________________

(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of the interest to the assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Percentage Interest and undivided interest in the Trust Fund to the above-named assignee and to deliver the Certificate to the following address:

         ------------------------------------------------------------
------------------------------------------------------------

Dated: ____________________


----------------------------------------                         -----------------------------------------------------

Social Security or other Tax                                     Signature by or on behalf of assignor (signature
Identification No. of Assignee                                   must be signed as registered)

                                                                 -----------------------------------------------------

                                                                 Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for the information of the
Servicer:

     Distribution shall be made by check mailed to

_____________________________________________________________________________,
or if the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ________________________________________ the account of ___________________, account number _________________________. This information is provided by the assignee named above, or its agent.

                                                                     EXHIBIT E


                          SCHEDULE OF MORTGAGE LOANS

                                                                    EXHIBIT F-1


                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                               [_____ __,] 2000



Asset Backed Securities Corporation
11 Madison Avenue, 5th Floor
New York, New York 10010


          Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2

Ladies and Gentlemen:

     In accordance with Section 2.02 of the Pooling and Servicing Agreement, the Trustee hereby certifies that, except for the exceptions noted on the attached schedule, it has received an original Mortgage Note for each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness, or suitability of any of the Mortgage Loan.

     The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's interest in the Mortgage Loans.

     Capitalized terms used in this certificate without definition have the meanings given to them in the Pooling and Servicing Agreement.

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  as Trustee

                                  By___________________________________

                                    Authorized Representative

                                                                   EXHIBIT F-2

                       FORM OF CERTIFICATION OF TRUSTEE

                                    [date]

Bank One, National Association
One Bank One Plaza, 11th Floor
Mail Code IL 1-0287
Chicago, Illinois 60670-0287

Asset Backed Securities Corporation
11 Madison Avenue, 5th Floor
New York, New York 10010

            Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2

Ladies and Gentlemen:

     In accordance with Section 2.02 of the Pooling and Servicing Agreement, the Trustee hereby certifies that, except for the exceptions noted on the attached schedule, it has reviewed the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule and has determined that (based solely on its review of each of the documents on its face) (i) all documents described in clauses (i)-(vii) of Section 2.01 of the Pooling and Servicing Agreement are in its possession or its agent's, (ii) the documents have been reviewed by it and have not been mutilated, defaced, or otherwise physically altered and the documents relate to the applicable Mortgage Loan, and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents required to be delivered in accordance with Section
2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness, or suitability of any the Mortgage Loan.

     Capitalized terms used in this certificate without definition have the meanings given to them in the Pooling and Servicing Agreement.

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  as Trustee

                                  By:  ______________________________
                                       Authorized Representative

                                                                     EXHIBIT G


To:  LaSalle Bank National Association, Trustee
     135 South LaSalle Street, Suite 1625
     Chicago, Illinois 60674

     Attn:    Asset-Backed Securities Trust Services Group

     Re:      Bank One 2000-2



                          Date: _____________________

         In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of ________________ among Asset Backed Securities Corporation, Bank One, National Association, HomeSide Lending, Inc., and LaSalle Bank National Association (the "Pooling and Servicing Agreement"), the undersigned hereby requests a release of the Trustee Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

         Mortgagor's Name:

         Address:

         Loan No.:

         Reason for requesting file:

____     1.       Mortgage Loan paid in full.
                  The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be, following the Servicer's release of the Trustee Mortgage
                  File, credited to the Collection Account or the Distribution
                  Account pursuant to the Pooling and Servicing Agreement.)

____     2.       Mortgage Loan repurchased.
                  (The Servicer hereby certifies that the Purchase Price has been credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

____     3.       Mortgage Loan substituted.
                  (The Servicer hereby certifies that a Substitute Mortgage
                  Loan has been assigned and delivered to you along with the related Trustee Mortgage File pursuant to the Pooling and Servicing Agreement.)

____     4.       The Mortgage Loan is being foreclosed.

____     5.       Other. (Describe)

         The undersigned acknowledges that the above Trustee Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you when no longer required by us, except if the Mortgage Loan has been paid in full, repurchased, or substituted for by a Substitute Mortgage Loan (in which case the Trustee Mortgage File will be retained by us permanently).

         Capitalized terms used without definition have the meanings given to them in the Pooling and Servicing Agreement.

                                        -----------------------------------



                                        By:__________________________________
                                           Name:_____________________________
                                           Title:____________________________

                                                                   EXHIBIT H-1


                    FORM OF INVESTOR REPRESENTATION LETTER

                                    [date]



Asset Backed Securities Corporation
11 Madison Avenue, 5th Floor
New York, New York 10010



LaSalle Bank National Association
135 S. LaSalle St., Suite 1625
Chicago, IL 60603



         Re:  Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2

Ladies and Gentlemen:

     [_____________________________________________] (the "Purchaser") intends to purchase from [_____________________________________________] (the
"Seller") Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2 Class [_] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2000, among Asset Backed Securities Corporation, as Depositor (the "Company"), Bank One, National Association as seller and servicer, HomeSide Lending, Inc., as servicer, and LaSalle Bank National Association, as Trustee (the "Trustee"). Capitalized terms used in this letter without definition have the meanings given to them in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents, and warrants to, and covenants with, the Company and the Trustee that:

     1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the Act or any state securities law, or if an exemption from the registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions on the transfer of the Certificates, and (e) the Certificates will bear a legend to this effect.

     2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to their distribution in any manner that would violate the Act or any applicable state securities laws.

     3. The Purchaser is a substantial, sophisticated institutional investor having knowledge and experience in financial and business matters, and, in particular, in the matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates. The Purchaser is able to bear the economic risks of an investment in the Certificates. The Purchaser is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Act.

     4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) any other information concerning the Certificates, the Mortgage Loans, and the Company requested by it from the Company or the Seller that is relevant to its decision to purchase the Certificates. The Purchaser has had any questions arising from its review answered by the Company or the Seller to its satisfaction.

     5. The Purchaser has not and will not, nor has it authorized or will it authorize, any person:

   o to offer, pledge, sell, dispose of, or otherwise transfer any Certificate, any interest in any Certificate, or any other similar security to any person in any manner,

   o to solicit any offer to buy or to accept a pledge, disposition of, other transfer of any Certificate, any interest in any Certificate, or any other similar security from any person in any manner,

   o otherwise to approach or negotiate with respect to any Certificate, any interest in any Certificate, or any other similar security with any person in any manner,

   o to make any general solicitation by means of general advertising or in any other manner, or

   o to take any other action,

that would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant to the Act or any state securities law. The Purchaser will not sell or otherwise transfer any of the Certificates except in compliance with the Pooling and Servicing Agreement.


     6.  The Purchaser

   o is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA, or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary, or a Trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

   o is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance on the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

                                         Very truly yours,

                                         [Purchaser]


                                         By:  ______________________________
                                              Name:
                                              Title:

                                                                   EXHIBIT H-2

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                    [date]


Asset Backed Securities Corporation
11 Madison Avenue, 5th Floor
New York, New York 10010


LaSalle Bank National Association
135 S. LaSalle St., Suite 1625
Chicago, IL 60603


        Re:  Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2


Ladies and Gentlemen:


     In connection with the sale by [______________] (the "Seller") to [_______________] (the "Purchaser") of BankOne Mortgage-Backed Pass-Through Certificates, Series 2000-2 Class [_] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2000, among Asset Backed Securities Corporation, as Depositor (the "Company"), Bank One, National Association, as seller and servicer, HomeSide Lending, Inc., as servicer, and LaSalle Bank National Association, as Trustee, the Seller hereby certifies, represents, and warrants to, and covenants with, the Company and the Trustee that:

     The Seller has not and will not, and has not and will not authorize anyone acting on its behalf:

   o to offer, pledge, sell, dispose of, or otherwise transfer any Certificate, any interest in any Certificate, or any other similar security to any person in any manner,

   o to solicit any offer to buy or to accept a pledge, disposition of, other transfer of any Certificate, any interest in any Certificate, or any other similar security from any person in any manner,

   o otherwise to approach or negotiate with respect to any Certificate, any interest in any Certificate, or any other similar security with any person in any manner,

   o to make any general solicitation by means of general advertising or in any other manner, or

   o to take any other action,

that would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant to the Act or any state securities law. The Seller will not act in any manner listed in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with of the Pooling and Servicing Agreement.


                                   Very truly yours,

                                   [SELLER]

                                   By:  ______________________________

                                                                     EXHIBIT I

                  FORM OF RULE 144A INVESTMENT REPRESENTATION

            Description of Rule 144A Securities, including numbers:


                   ----------------------------------------

                   ----------------------------------------


The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with the transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold, or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities, or any other similar security to, or solicited any offer to buy or accept a transfer, pledge, or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities, or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities, or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act, or require registration pursuant to the 1933 Act or any state securities law, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller and the Trustee that:

o The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

o The Buyer is a substantial, sophisticated institutional investor having knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

o The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, or the Depositor and has received and reviewed a copy of the Private Placement Memorandum for the Certificates.

o The Buyer has not and will not, and has not and will not authorize anyone acting on its behalf:

       o to offer, transfer, pledge, sell, or otherwise transfer the Rule 144A Securities, any interest in the Rule 144A Securities, or any other similar security to,

       o to solicit any offer to buy or accept a transfer, pledge, or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities, or any other similar security from,

       o otherwise to approach or negotiate with respect to the Rule 144A Securities, any interest in the Rule 144A Securities, or any other similar security with, any person in any manner,

       o to make any general solicitation by means of general advertising or in any other manner, or

       o  to take any other action,

that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant to the 1933 Act or any state securities law.

     e. The Buyer is a "qualified institutional buyer" as defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached as Annex 1 and Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that the Rule 144A Securities may be resold, pledged, or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge, or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

     3. The Buyer (i) is not an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), nor a person acting, directly or indirectly, on behalf of any plan, or using "plan assets" of any plan to effect its purchase of the Certificate; or (ii) except in the case of a Class R Certificate, is an insurance company, is acquiring the Certificate solely with assets of its general account, and the general account satisfies the conditions to the applicability of the exemptive relief available under Sections I or III of U.S. Department of Labor Prohibited Transaction Class Exemption 95-60.

IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


-------------------------------                               -----------------------------
         Print Name of Seller                                       Print Name of Buyer





By:  ___________________________                     By:  _______________________________
     Name:                                                Name:
     Title:                                               Title:



-------------------------------                               -----------------------------
         Taxpayer Identification:                                      Taxpayer Identification:



No._________________________                         No._________________________

Date:_________________________                       Date:_________________________


                                                          ANNEX 1 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President, or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned or invested on a discretionary basis $__________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (the amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

/ / Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association, or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

/ / Bank. The Buyer (a) is a national bank or banking institution organized under the laws of the United States or any state, territory, or the District of Columbia, the business of which is substantially confined to banking and is supervised by the United States or a state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached.

/ / Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association, or similar institution, that is supervised and examined by a state or federal authority having supervision over any of those types of institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

/ / Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

/ / Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and that is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

/ / State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

/ / ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

/ / Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

/ / SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

/ / Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

/ / Trust Fund. The Buyer is a trust fund whose Trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "securities" does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement, and (vii) currency, interest rate, and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned or invested on a discretionary basis by the Buyer, the Buyer used the cost of the securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining the aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if the subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of the subsidiaries are managed under the Buyer's direction. However, the securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer is familiar with Rule 144A and understands that the seller to it and other parties are relying and will continue to rely on the statements made in this certificate because one or more sales to the Buyer will be in reliance on Rule 144A.

     Will the Buyer be purchasing the Rule 144A Securities only for the Buyer's own account?
     /  /  Yes      /  / No

     6. If the answer to the foregoing question is "no," the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from the third party or taken other appropriate steps contemplated by Rule 144A to conclude that the third party independently meets the definition of "qualified institutional buyer" in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions in this certificate. Until that notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of the purchase.

                                        ------------------------------
                                        Print Name of Buyer







                                        By: ___________________________
                                            Name:
                                            Title:


                                        Date:    ___________________

                                                          ANNEX 2 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A



             [For Buyers That Are Registered Investment Companies]



     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is the an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and
(ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of the securities was used.

/ / The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (the amount being calculated in accordance with Rule 144A).

/ / The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (the amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement, and (vi) currency, interest rate, and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made in this certificate because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions in this certificate. Until that notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of the purchase.



                                        ------------------------------
                                        Print Name of Buyer



                                        By: ___________________________
                                               Name:
                                               Title:



                                        IF AN ADVISER:



                                        ------------------------------
                                        Print Name of Buyer



                                        Date:______________

                                                                     EXHIBIT J


               FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF ____________      )

                           : ss.:

COUNTY OF __________       )



     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the "Owner") of the Class R[I][II] Certificates (the "Class R Certificates")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], on behalf of which he makes this affidavit and agreement.

     2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A "Permitted Transferee" is any person other than a "disqualified organization." (For this purpose, a "disqualified organization" means the United States, any state or political subdivision of the United States, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any governmental entity) or any foreign government, international organization, or any agency or instrumentality of the foreign government or organization, any electing large partnership under Section 775 of the Code, or any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless the organization is subject to the tax on unrelated business taxable income).

     3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code; (ii) that the tax would be on the transferor (or, with respect to electing large partnerships, on the partnership), or, if the transfer is through an agent (which includes a broker, nominee, or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person (other than for transfers for electing large partnerships) otherwise liable for the tax will be relieved of liability for the tax if the transferee furnishes to that person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, the person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of the Treasury regulations under the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due on the income of the residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

     4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in the entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, a trust or estate, and certain cooperatives.)

     5. That the Owner is aware that the Trustee will not register the Transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner agrees that it will not consummate any the transfer if it knows or believes that any of the representations contained in the affidavit and agreement are false.

     6. That the Owner has reviewed the restrictions on the face of the Class R Certificates and the provisions of Section 5.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner agrees to be bound by and to comply with those restrictions and provisions.

     7. That the Owner consents to any additional restrictions or arrangements appropriate to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

     8. That the Owner's Taxpayer Identification Number is _____________.

     9. That the Owner is a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in, or under the laws of, the United States or any political subdivision of the United States, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     10. That no purpose of the Owner relating to the purchase of the Class R Certificate by the Owner is or will be to impede the assessment or collection of tax.

     11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

     12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

     13. The Owner agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations under the Code (whether now or hereafter promulgated) to create or maintain the REMIC status of the Trust Fund.

     14. The Owner agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided a written opinion that the action will not result in the loss of the Trust Fund's REMIC status or the imposition of tax on the Trust Fund, as applicable.

     15, The Owner is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary, or a Trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] this __ day of _________________________.

                                         [NAME OF OWNER]



                                         By:    ______________________________
                                                [Name of Officer]
                                                [Title of Officer]


     personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner. [or other appropriate wording for the state in which the affidavit is notarized]

     Subscribed and sworn before me this ____ day of _________________________.




                                          -----------------------------------
                                          NOTARY PUBLIC

                                          COUNTY OF _________________________
                                          STATE OF _________________________

                                          My Commission expires the ____day of
                                          ___________, 20___.

                                                                      EXHIBIT K


                         FORM OF TRANSFER CERTIFICATE

                                    [date]



Asset Backed Securities Corporation
11 Madison Avenue, 5th Floor
New York, New York 10010



LaSalle Bank National Association
135 S. LaSalle St., Suite 1625
Chicago, IL 60603



               Re: Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2, Class R[I][II] (the "Certificates")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the sale by [______________________ _______] (the "Seller") to
[_______________________________] (the "Purchaser") of a _____% Percentage
Interest in the Certificates, pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2000 among Asset Backed Securities Corporation as depositor (the "Depositor"), LaSalle Bank National Association, as Trustee (the "Trustee") HomeSide Lending, Inc., as servicer, and Bank One, National Association, as seller and servicer. Capitalized terms used without definition have the meanings given to them in the Pooling and Servicing Agreement. The Seller hereby certifies, represents, and warrants to, and covenants with, the Depositor and the Trustee that:

     1. No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit J. The Seller does not know or believe that any representation contained in it is false.

     3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

     4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

     5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

     6. The Purchaser has represented to the Seller that, if the Certificate is a noneconomic residual interest, it understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and it intends to pay taxes associated with its holding of the Certificate as they become due.

                                   Very truly yours,

                                   [SELLER]


                                   By:_____________________________
                                      Name:
                                      Title:

                                                                     EXHIBIT L

                 Representations and Warranties of the Seller
                        Relating to the Mortgage Loans

     (1) The information set forth in the Mortgage Loan Schedule attached hereto as Schedule I is true and correct as of the Cut-Off Date.

     (2) The Mortgage Note and the Mortgage are not assigned or pledged, and immediately prior to the sale of the Mortgage Loan to the Purchaser the Seller was the sole owner of record and holder thereof and with full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and with full right and authority subject to no interest or participation of, or (except to the limited extent provided in the Preliminary Statement) agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement.

     (3) The assignment of the Mortgage in favor of MERS and the assignment of the Mortgage on the MERS(R)System to the Trustee constitutes the legal, valid and binding assignment thereof from the person that executed such assignment to the Trustee, and each such assignment is enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law.)

     (4) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender's title insurance policy delivered to the originator of the Mortgage Loans and which do not adversely affect the Appraised Value of the Mortgaged Property, and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

     (5) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Trustee, and which are included in the Mortgage File, the substances of which waiver, alteration or modification has been approved by the primary mortgage insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File.

     (6) There are no delinquent taxes, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges, which previously became due and remain unpaid. The Seller has not advanced funds, received any advances of funds by any party other than the Mortgagor for the payment of any amount required by any Mortgage, or induced, solicited directly or indirectly, the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

     (7) There is no proceeding pending or, to the best of the Seller's knowledge threatened, for the total or partial condemnation of the related Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect materially and adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

     (8) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage which are not insured against by the title insurance policy referenced in Paragraph (16).

     (9) Except as insured against by the title insurance policy referenced in Paragraph (16) below, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property.

     (10) No building located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property to the extent customarily obtained, with respect to the use and occupancy of the same have been made or obtained from the appropriate authorities.

     (11) All parties which have had any interest in the Mortgage, whether as a mortgagee, assignee, pledge or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) federal savings and loan associations or national banks having principal offices in such state, or (iv) not doing business in such state.

     (12) All payments required to be made on or prior to the Cut-Off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited.

     (13) The Mortgage Note, the Mortgage and any other agreements executed in connection therewith are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except (x) as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (y) that certain provisions of the related Mortgage Loan may not be enforceable in a particular state, but any such unenforceability will not render the Mortgage Loan documents invalid as a whole or substantially interfere with the realization of the practical benefits or security provided thereby. All parties to each Mortgage Note and the related Mortgage had legal capacity to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor.

     (14) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with.

     (15) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing, or recording each Mortgage and Mortgage Loan were paid, and the related Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

     (16) The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to FNMA or FHLMC, issued by, and is the valid and binding obligation of, a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (A), (B) and (C) of Paragraph (4). The Seller is the sole insured of such lender's title insurance policy, the assignment to the Trust as the Purchaser's designee of the Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement and this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

     (17) All buildings securing each Mortgage Loan are insured by an insurer acceptable to a prudent lender against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the outstanding principal balance of the Mortgage Loan or the replacement value of the improvements securing such Mortgage Loan, whichever is less. If the related Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and FNMA is in effect. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor.

     (18) There is no monetary default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no (a) material non-monetary default, breach, violation or event of acceleration under the related Mortgage Loan, or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration. Neither the Seller nor its predecessors have waived any default, breach, violation or event of acceleration. No foreclosure action is, or has in the past, been threatened or commenced with respect to any Mortgage Loan.

     (19) Each Mortgage and Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of any Mortgage or Mortgage Note, or the exercise of any right thereunder, render such Mortgage or Mortgage Note unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

     (20) The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution which at the time of origination was, supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

     (21) The Mortgage Note is payable in level monthly payments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the related Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization.

     (22) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

     (23) The Mortgage Note or the related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, or if a Mortgage evidenced by a deed of trust, by trustee's sale, and there is no homestead or other exemption available to the Mortgagor which would interfere with such right to foreclose or to sell the Mortgaged Property.

     (24) No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

     (25) The Mortgage contains an enforceable due on sale clause providing for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property, or any legal or beneficial interest therein, is sold without the prior written consent of the holder of the Mortgage.

     (26) The Mortgaged Property consists of a fee simple estate in real property. The Mortgaged Property consists of a single, contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse, provided, however, that any condominium project or planned unit development shall conform with the applicable FNMA requirements regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. As of the respective appraisal date for each Mortgaged Property, no portion of the Mortgaged Property was being used for commercial purposes.

     (27) Each such Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is and will be subject either to (x) a Primary Mortgage Insurance Policy, issued by a Fannie Mae or Freddie Mac approved insurer, which provided private mortgage insurance in an amount meeting Fannie Mae and Freddie Mac requirements or (y) a higher interest rate in lieu of obtaining private mortgage insurance. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith.

     (28) Each Mortgage Loan was underwritten by the Seller to standards prescribed by the Seller at the time the Mortgage Loan was originated.

     (29) As of the Cut-off Date, no payment required under any Mortgage Loan is more than 30 days past due. During the 12 month period immediately preceding the Cut-Off Date no two payments required under any Mortgage Loan have been simultaneously past due more than once and no Mortgage Loan has been more than 30 days past due more than four times.

     (30) The Mortgage Note, the Mortgage, each Assignment of Mortgage and any other documents required to be delivered hereunder for each Mortgage Loan have been delivered or will be delivered to the Trustee to the extent required pursuant to this Agreement. Except as otherwise provided herein, all applicable riders to the Mortgage and/or the Mortgage Note required by FNMA under the FNMA Guides or by FHLMC are either in the Mortgage File or the substance of each such rider is incorporated in the Mortgage Note, as applicable, included in the Mortgage File, and the Mortgage Loan Documents for each Mortgage Loan satisfy the document delivery requirements of FNMA and FHLMC.

     (31) No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Cut-off Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense from coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce, or delay the timely payment of, the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

     (32) The Seller has no knowledge that with respect to any Mortgaged Property (A) there is or has been any storage, disposal or discharge of hazardous materials or substances on or affecting the Mortgaged Property, (B) any events have occurred or conditions exist that constitute material violations of the applicable local, state or federal environmental or public health laws, or (C) any environmental or public health litigation or administrative action by any private party or public authority is pending or threatened with respect to the Mortgaged Property.

     (33) The Seller knows of no condition or event involving any Mortgage or the related Mortgaged Property, Mortgagor or such Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard such Mortgage Loan as an unacceptable investment, cause such Mortgage Loan to become delinquent or adversely affect such Mortgage Loan's value or marketability.

     (34) In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with applicable law. Except in connection with a trustee's sale after default by the Mortgagor, no fees or expenses are payable by the Purchaser to such trustee.

     (35) The related Mortgage File includes an appraisal of the related Mortgaged Property, which appraisal was made in connection with the origination of such Mortgage Loan by an appraiser certified under the laws of state in which such Mortgaged Property is located, which appraiser has no interest, direct or indirect, in the related Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the related Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the related Mortgage Loan was originated.

     (36) The Mortgagor has not notified the Servicer, and the Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     (37) Any interest required to be paid to a Mortgagor has been properly paid and credited.

     (38) The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature. No Mortgage Loan has a balloon payment feature.

     (39) No Mortgage Loan was made in connection with the construction of a Mortgage Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan.

     (40) Each Mortgage is a "qualified mortgage" for purposes of the REMIC Provisions.

     (41) No fraud was committed by the originator of the Mortgage Loan and the Seller is not aware of any fact that would reasonably lead the Seller to believe that any Mortgagor had committed fraud in connection with the origination of such Mortgage Loan.

                                                                   EXHIBIT M

             DETERMINATION DATE SERVICER MORTGAGE LOAN FILE FORMAT